UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1.

Reports to Stockholders

Fidelity Advisor® Floating Rate High Income Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 2.75% sales charge)	(3.26)%	2.10%	3.29%
Class T (incl. 2.75% sales charge)	(3.45)%	2.02%	3.24%
Class B (incl. contingent deferred sales charge)	(4.36)%	1.88%	3.20%
Class C (incl. contingent deferred sales charge)	(2.33)%	1.91%	2.82%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 3.5%, 1.5% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class A on October 31, 2005, and the current 2.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$13,822	Fidelity Advisor® Floating Rate High Income Fund - Class A
$15,994	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans registered a positive return for the 12 months ending October 31, 2015, amid an environment of declining interest rates, falling commodities prices and global macroeconomic uncertainty. For the period, the S&P®/LSTA Leveraged Performing Loan Index gained 1.51%, outpacing high-yield bonds but trailing the broad investment-grade fixed-income market. Bank loans rose early in the period, but sharply declined in December as oil prices continued to fall on concern about global oversupply. Loans rebounded during 2015’s first quarter, bolstered by renewed investor demand amid lower bond yields globally and light supply of new loans. The asset class continued to perform well in April, benefiting from reduced supply, robust demand from collateralized loan obligations and moderating retail fund outflows. Loans retreated in June, hampered by increased global volatility partly fueled by the debt crisis in Greece, but still held up better than most other asset classes. Loan performance was negative in August and September, as investors retreated from riskier assets due to concerns about slowing growth in China and the potential impact the slowdown there could have on other economies. Loans effectively were flat in October, as investors grappled with the relative value of the asset class versus high-yield bonds.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, the S&P®/LSTA Leveraged Performing Loan Index. Performance versus the benchmark was hampered by security selection in nonferrous metals/minerals, primarily among coal companies, along with an overweighting in the lagging oil & gas industry, and adverse overall positioning in steel. The primary individual detractors were oil & gas exploration & production company Fieldwood Energy, bankrupt coal producer Walter Energy and iron ore mining firm Fortescue Metals Group. I reduced the fund's positions in Fieldwood Energy and Fortescue Metals Group. Concerning Walter Energy, since the fund's claim as a secured lender is impaired due to the firm's bankruptcy filing, we have exercised our rights as creditors, and continue to be involved in the restructuring, with the goal of maximizing the fund's recovery. On the plus side, not holding several poor-performing index components from the oil & gas group proved advantageous, as did largely avoiding drug-testing laboratory Millennium Health. I sold our small position in Millennium Health prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Community Health Systems, Inc.	3.1	3.1
Albertson's LLC	2.5	2.3
Charter Communications Operating LLC	1.9	1.1
Dell International LLC	1.8	1.5
HCA Holdings, Inc.	1.5	3.2
	10.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	11.5	9.5
Healthcare	10.4	10.7
Telecommunications	7.6	7.3
Gaming	6.8	6.7
Cable/Satellite TV	6.1	4.8

Quality Diversification (% of fund's net assets)

As of October 31, 2015
BBB	2.8%
BB	46.2%
B	38.9%
CCC,CC,C	3.4%
Not Rated	2.9%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.5%

As of April 30, 2015
BBB	3.2%
BB	49.5%
B	36.6%
CCC,CC,C	2.6%
Not Rated	2.8%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Bank Loan Obligations	87.0%
Nonconvertible Bonds	7.2%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 10.9%

As of April 30, 2015*
Bank Loan Obligations	87.8%
Nonconvertible Bonds	6.9%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

 * Foreign investments - 11.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Bank Loan Obligations - 87.0%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$9,321	$9,286
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (b)	111,369	109,790

TOTAL AEROSPACE		119,076

Automotive - 0.3%
Chrysler Group LLC Tranche B, term loan 3.5% 5/24/17 (b)	33,631	33,584
Automotive & Auto Parts - 0.8%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	17,229	17,164
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	16,709	14,913
Tranche 2LN, term loan 10% 11/27/21 (b)	24,370	21,849
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	9,900	9,276
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	19,867	19,619

TOTAL AUTOMOTIVE & AUTO PARTS		82,821

Broadcasting - 1.4%
Clear Channel Communications, Inc. Tranche D, term loan 6.9383% 1/30/19 (b)	53,720	44,907
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	14,888	14,832
Nielsen Finance LLC Tranche B 2LN, term loan 3.1961% 4/15/21 (b)	31,595	31,635
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	58,165	57,758

TOTAL BROADCASTING		149,132

Building Materials - 0.5%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	19,433	19,299
Jeld-Wen, Inc. Tranche B, term loan 5% 7/1/22 (b)	15,500	15,510
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	18,000	17,336

TOTAL BUILDING MATERIALS		52,145

Cable/Satellite TV - 5.7%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (b)	93,694	92,425
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	48,223	47,725
Tranche F, term loan 3% 1/3/21 (b)	76,372	75,561
Tranche H, term loan 3.25% 8/24/21 (b)	11,000	10,973
Tranche I, term loan 3.5% 1/24/23 (b)	71,970	71,869
CSC Holdings LLC:
Tranche B, term loan 2.6883% 4/17/20 (b)	38,093	38,062
Tranche B, term loan 5% 10/9/22 (b)	24,500	24,570
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	14,000	13,601
Numericable LLC:
Tranche B 1LN, term loan 4% 7/20/22 (b)	10,000	9,851
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	46,128	45,488
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	39,907	39,353
Tranche B 6LN, term loan 1/22/23 (c)	15,000	14,823
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (b)	27,000	26,528
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	23,863	23,718
WideOpenWest Finance LLC Tranche B, term loan 4.5% 4/1/19 (b)	9,950	9,772
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	25,146	24,744
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	16,204	15,945
Tranche B 3LN, term loan 3.5% 1/15/22 (b)	26,650	26,225

TOTAL CABLE/SATELLITE TV		611,233

Capital Goods - 0.8%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	4,516	4,471
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (b)	20,292	20,279
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4.25% 3/13/22 (b)	36,696	36,682
SRAM LLC. Tranche B, term loan 4.0169% 4/10/20 (b)	26,196	24,625

TOTAL CAPITAL GOODS		86,057

Chemicals - 1.7%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (b)	6,605	6,627
Tranche B 1LN, term loan 4.5% 6/12/21 (b)	13,864	13,837
MacDermid, Inc. Tranche B 1LN, term loan 4.5% 6/7/20 (b)	34,013	32,929
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	13,965	13,821
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	6,000	5,975
Styrolution U.S. Holding LLC Tranche B, term loan 6.5% 11/7/19 (b)	19,850	19,850
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	27,531	25,163
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	18,509	18,361
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	27,493	27,447
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	14,145	13,938

TOTAL CHEMICALS		177,948

Consumer Products - 0.6%
Prestige Brands, Inc. Tranche B 3LN, term loan 3.5% 9/3/21 (b)	3,232	3,230
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (b)	16,353	16,333
Tranche B, term loan 3.25% 11/19/17 (b)	8,347	8,333
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (b)	9,949	9,591
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (b)	497	497
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	27,375	27,153

TOTAL CONSUMER PRODUCTS		65,137

Containers - 2.3%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	54,796	54,693
Berry Plastics Corp.:
Tranche E, term loan 3.75% 1/6/21 (b)	8,592	8,581
Tranche F, term loan 4% 10/1/22 (b)	20,500	20,528
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (b)	88,666	87,825
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	13,561	13,590
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	13,199	12,539
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	12,120	12,131
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	1,445	1,440
Klockner Pentaplast of America Tranche B 1LN, term loan 5% 4/28/20 (b)	4,576	4,582
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.5% 12/1/18 (b)	24,560	24,601
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (b)	3,673	3,641

TOTAL CONTAINERS		244,151

Diversified Financial Services - 2.8%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	24,165	24,140
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/16/22 (b)	27,620	27,603
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (b)	51,095	51,063
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	9,410	8,928
Fly Funding II Sarl Tranche B, term loan 3.5% 8/9/19 (b)	13,774	13,684
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	73,390	73,390
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	12,689	12,562
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,875	22,398
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (b)	25,297	24,981
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	47,650	46,956

TOTAL DIVERSIFIED FINANCIAL SERVICES		305,705

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (b)	18,176	18,085
WMG Acquisition Corp. term loan 3.75% 7/1/20 (b)	22,628	21,993

TOTAL DIVERSIFIED MEDIA		40,078

Energy - 4.5%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	8,644	8,601
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (b)	21,110	21,071
Chelsea Petroleum Products I LLC Tranche B, term loan 7/22/22 (c)	8,000	7,930
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	20,320	19,914
CPI Acquisition, Inc. Tranche B, term loan 6.75% 8/17/22(b)	3,707	3,691
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	19,701	15,629
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	30,613	19,783
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	34,750	30,927
Tranche C, term loan 5.25% 3/14/21 (b)	2,549	2,268
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (b)	18,588	17,977
EP Energy LLC Tranche B 3LN, term loan 3.5% 5/24/18 (b)	34,928	31,057
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	14,012	14,047
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	43,770	35,962
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (b)	69,385	25,127
Tranche B 1LN, term loan 3.875% 9/30/18 (b)	32,844	28,796
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (b)	30,855	17,317
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (b)	22,238	21,626
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	15,686	15,500
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	21,527	11,589
Panda Sherman Power, LLC term loan 9% 9/14/18 (b)	19,806	17,826
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	11,000	9,460
Penn Products Terminals LLC Tranche B, term loan 4.75% 4/13/22 (b)	10,985	11,012
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	47,293	27,474
Sheridan Investment Partners I term loan 4.25% 12/16/20 (b)	37,994	22,797
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (b)	13,545	9,301
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (b)	5,285	3,171
Tranche M, term loan 4.25% 12/16/20 (b)	1,971	1,183
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	5,581	5,560
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	11,720	11,676
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (b)	21,924	21,321

TOTAL ENERGY		489,593

Entertainment/Film - 0.8%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	19,400	19,347
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	14,370	14,418
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	5,305	5,206
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3.25% 5/17/21 (b)	26,061	25,953
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (b)	9,167	9,159
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (b)	16,743	16,696

TOTAL ENTERTAINMENT/FILM		90,779

Environmental - 0.7%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	24,179	23,862
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	5,690	5,349
Tranche B 1LN, term loan 4% 12/18/20 (b)	34,093	33,249
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	10,808	10,753

TOTAL ENVIRONMENTAL		73,213

Food & Drug Retail - 3.0%
Albertson's LLC:
Tranche B 3LN, term loan 5% 8/25/19 (b)	61,425	61,348
Tranche B 4LN, term loan 5.5% 8/25/21 (b)	208,383	208,264
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (b)	15,284	15,093
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (b)	5,032	5,024
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	9,178	9,165
Rite Aid Corp. Tranche 2 LN2, term loan 4.875% 6/21/21 (b)	20,210	20,242
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (b)	8,608	8,588

TOTAL FOOD & DRUG RETAIL		327,724

Food/Beverage/Tobacco - 0.3%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (b)	3,000	2,970
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (b)	19,242	19,218
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (b)	8,266	8,275

TOTAL FOOD/BEVERAGE/TOBACCO		30,463

Gaming - 6.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	36,146	36,207
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (b)	21,923	21,930
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	128,175	121,105
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	177,583	155,682
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	19,092	19,102
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	47,496	47,526
5.5% 11/21/19 (b)	20,356	20,368
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (b)	34,227	33,747
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (b)	67,225	67,085
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 6/15/18 (b)	24,373	24,081
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (b)	4,446	4,438
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	50,578	49,345
Tranche B, term loan 6% 10/18/20 (b)	94,448	92,161
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (b)	15,406	15,406
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	13,418	13,016

TOTAL GAMING		721,199

Healthcare - 9.7%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	17,062	17,062
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	16,658	16,325
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	22,071	21,900
Community Health Systems, Inc.:
Tranche F, term loan 3.5752% 12/31/18 (b)	45,770	45,522
Tranche G, term loan 3.75% 12/31/19 (b)	56,892	56,617
Tranche H, term loan 4% 1/27/21 (b)	229,889	229,115
Concordia Healthcare Corp. Tranche B 1LN, term loan 5.25% 10/21/21 (b)	14,490	13,898
ConvaTec, Inc. Tranche B, term loan 4.25% 6/15/20 (b)	13,396	13,341
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (b)	62,636	62,774
Dialysis Newco, Inc. Tranche B 1LN, term loan 4.5% 4/23/21 (b)	7,204	7,175
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	13,162	13,044
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (b)	33,863	33,958
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (b)	21,272	21,183
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	63,000	61,848
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (b)	4,405	4,466
Grifols, S.A. Tranche B, term loan 3.1883% 2/27/21 (b)	44,305	44,201
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0766% 5/1/18 (b)	33,274	33,274
Tranche B 5LN, term loan 2.9383% 3/31/17 (b)	110,231	110,206
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	22,194	21,223
Hill-Rom Holdings, Inc. Tranche B, term loan 3.5% 9/8/22 (b)	10,168	10,175
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	48,878	48,118
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (b)	4,809	4,740
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	13,904	13,609
Pharmedium Healthcare Corp. Tranche B 1LN, term loan 4.25% 1/28/21 (b)	8,952	8,923
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 11/3/20 (b)	2,665	2,649
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (b)	5,545	5,594
Tranche B 2LN, term loan 4.25% 7/3/19 (b)	28,616	28,568
Valeant Pharmaceuticals International, Inc.:
Tranche B, term loan 4% 4/1/22 (b)	30,522	28,332
Tranche BC 2LN, term loan 3.75% 12/11/19 (b)	26,437	24,656
Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	37,598	34,975
Tranche E, term loan 3.75% 8/5/20 (b)	14,000	12,987

TOTAL HEALTHCARE		1,050,458

Homebuilders/Real Estate - 0.9%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (b)	19,950	19,738
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (b)	1,536	1,521
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (b)	80,373	80,313

TOTAL HOMEBUILDERS/REAL ESTATE		101,572

Hotels - 3.0%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	16,755	16,685
Tranche B 1LN, term loan 3.5% 6/27/20 (b)	50,536	50,047
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	165,262	165,520
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 3.75% 4/14/21 (b)	75,167	74,416
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	20,280	19,976

TOTAL HOTELS		326,644

Insurance - 0.4%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.5% 8/14/22 (b)	28,329	27,963
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	17,815	17,328

TOTAL INSURANCE		45,291

Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	28,363	25,314
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 7/24/20 (b)	13,912	13,898
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	39,750	39,444
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (b)	6,565	6,556

TOTAL LEISURE		85,212

Metals/Mining - 3.2%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	13,803	13,499
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	7,443	4,875
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	3,000	1,670
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	21,355	21,216
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	14,324	8,212
Fortescue Metals Group Ltd. Tranche B, term loan 4.25% 6/30/19(b)	163,355	137,860
Murray Energy Corp.:
Tranche B 1LN, term loan 7% 4/16/17 (b)	9,037	6,620
Tranche B 2LN, term loan 7.5% 4/16/20 (b)	95,944	62,004
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (b)	20,000	18,150
Tranche B 1LN, term loan 4.25% 7/19/19 (b)	11,396	10,897
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (b)	34,348	22,040
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (b)	17,958	16,671
Walter Energy, Inc. Tranche B, term loan 5.8% 4/1/18 (b)	73,216	22,148

TOTAL METALS/MINING		345,862

Publishing/Printing - 1.4%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (b)	43,906	43,588
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	75,652	50,516
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	17,112	16,856
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 4.75% 3/22/19 (b)	15,855	15,841
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	24,572	24,081

TOTAL PUBLISHING/PRINTING		150,882

Restaurants - 0.5%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	18,927	18,958
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (b)	8,213	8,211
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	28,527	28,432

TOTAL RESTAURANTS		55,601

Services - 5.0%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	2,000	1,949
ARAMARK Corp.:
Credit-Linked Deposit 3.693% 7/26/16 (b)	1,573	1,557
Tranche F, term loan 3.25% 2/24/21 (b)	55,946	55,795
3.693% 7/26/16 (b)	2,051	2,030
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (b)	9,676	9,644
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	19,502	18,009
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (b)	22,970	22,999
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	23,265	17,449
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	35,364	34,907
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (b)	51,798	51,258
Tranche B, term loan 3.75% 3/11/18 (b)	21,295	21,275
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	23,607	23,063
Tranche 2LN, term loan 7.5% 7/25/22 (b)	5,490	5,047
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	15,000	14,719
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	3,000	2,940
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	157,507	134,012
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	36,358	34,768
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	19,281	18,992
On Assignment, Inc. Tranche B, term loan 3.75% 6/5/22 (b)	8,458	8,460
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (b)	4,913	4,874
Tranche B 1LN, term loan 4.5% 12/3/20 (b)	5,905	5,912
Science Applications International Corp. Tranche B, term loan 3.75% 5/4/22 (b)	10,945	10,948
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	35,167	35,140

TOTAL SERVICES		535,747

Steel - 0.1%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (b)	7,196	6,980
Super Retail - 5.1%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	32,995	32,851
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	4,000	3,948
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	20,110	19,535
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	39,004	38,614
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19(b)	9,640	8,178
Dollar Tree, Inc. Tranche B 1LN, term loan 3.5% 3/9/22 (b)	39,900	39,950
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	36,163	34,740
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (b)	41,408	30,352
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	17,489	17,396
6% 5/22/18 (b)	91,772	91,427
Party City Holdings, Inc. Tranche B, term loan 4.25% 8/19/22 (b)	36,215	36,197
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (b)	34,791	34,689
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	59,700	59,668
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	66,312	64,219
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (b)	6,566	4,555
Staples, Inc. Tranche B, term loan 4/24/21 (c)	35,000	34,809

TOTAL SUPER RETAIL		551,128

Technology - 11.0%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (b)	21,911	21,953
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (b)	14,039	13,920
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	3,630	3,489
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	29,928	29,920
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	21,565	21,394
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	19,161	17,183
5% 9/10/20 (b)	128,238	115,293
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (b)	10,442	10,407
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (b)	51,391	51,211
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (b)	199,000	198,889
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	34,414	34,181
First Data Corp.:
term loan 3.697% 3/24/17 (b)	59,529	59,371
Tranche B, term loan:
3.697% 3/24/18 (b)	43,000	42,647
3.697% 9/24/18 (b)	40,000	39,700
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (b)	52,440	52,379
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (b)	27,401	26,990
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (b)	14,029	13,623
Tranche B 5LN, term loan 3.75% 6/3/20 (b)	33,977	33,032
Informatica Corp. Tranche B, term loan 4.5% 8/6/22 (b)	24,779	24,428
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	24,845	25,104
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	32,103	32,015
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 8.713% 10/16/23 (b)	6,000	5,910
Tranche B 1LN, term loan 5% 10/16/22 (b)	10,000	9,867
Nuance Communications, Inc. Tranche C, term loan 2.94% 8/7/19 (b)	16,210	16,000
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	14,233	13,747
Tranche 2LN, term loan 8% 4/9/22 (b)	11,500	11,040
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	35,000	34,923
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	38,734	38,831
Tranche B 2LN, term loan 4% 7/8/22 (b)	5,993	6,008
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9447% 2/28/17 (b)	32,706	32,665
Tranche E, term loan 4% 3/8/20 (b)	30,917	30,878
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (b)	9,598	8,614
4% 4/23/19 (b)	19,390	17,524
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	6,830	6,819
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	10,985	10,976
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	40,013	37,412
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (b)	19,811	19,831
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (b)	22,085	22,063

TOTAL TECHNOLOGY		1,190,237

Telecommunications - 6.4%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (b)	143,362	143,327
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (b)	61,570	61,544
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.875% 3/31/17 (b)	4,499	4,207
Tranche D 2LN, term loan 3.8266% 3/31/19 (b)	28,061	26,237
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (b)	7,258	7,230
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	13,045	13,050
FPL FiberNet, LLC. Tranche A, term loan 3.5872% 7/22/19 (b)	19,500	19,500
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	24,875	24,603
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	117,070	113,307
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	18,400	18,354
Tranche B 3LN, term loan 4% 8/1/19 (b)	13,330	13,361
Tranche B 4LN, term loan 4% 1/15/20 (b)	68,000	68,119
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	3,868	3,758
Tranche B 1LN, term loan 4% 4/11/20 (b)	51,364	50,529
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	18,554	17,951
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (b)	34,563	34,287
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	6,635	3,937
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	34,101	25,291
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	7,876	7,807
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (b)	36,476	36,146

TOTAL TELECOMMUNICATIONS		692,545

Transportation Ex Air/Rail - 0.2%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (b)	22,057	20,866
Utilities - 4.9%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	2,274	2,249
6.375% 8/13/19 (b)	34,216	33,840
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (b)	83,840	81,493
Tranche B 2LN, term loan 3.25% 1/31/22 (b)	29,167	28,401
Calpine Corp.:
Tranche B 3LN, term loan 4% 10/9/19 (b)	24,742	24,761
Tranche B 5LN, term loan 3.5% 5/28/22 (b)	69,825	69,014
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (b)	13,623	13,513
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (b)	57,884	57,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	13,932	13,816
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	26,721	21,377
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	18,352	17,251
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	33,154	30,398
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	13,000	12,285
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (b)	25,422	24,694
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	7,283	6,457
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (b)	21,048	15,610
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (b)	5,092	5,072
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (b)	21,256	20,778
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	23,683	22,202
Veresen Midstream LP Tranche B, term loan 5.25% 3/31/22 (b)	24,099	23,998

TOTAL UTILITIES		525,057

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,842,093)		9,384,120

Nonconvertible Bonds - 7.2%
Banks & Thrifts - 0.7%
Ally Financial, Inc.:
2.9952% 7/18/16 (b)	75,000	74,878
3.125% 1/15/16	4,000	4,005

TOTAL BANKS & THRIFTS		78,883

Broadcasting - 0.3%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,625
Clear Channel Communications, Inc. 9% 12/15/19	8,677	7,343
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,204
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,670

TOTAL BROADCASTING		28,842

Building Materials - 0.1%
CEMEX S.A.B. de CV 5.0705% 10/15/18 (b)(d)	10,000	10,225
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,108
5.25% 3/15/21	13,070	13,495
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	10,829
Lynx I Corp. 5.375% 4/15/21 (d)	4,500	4,725
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,825

TOTAL CABLE/SATELLITE TV		47,982

Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	2,235
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	4,975
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.3372% 12/15/19 (b)(d)	42,330	41,695
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	58,325	60,658

TOTAL CONTAINERS		102,353

Diversified Financial Services - 0.8%
CIT Group, Inc. 5% 5/15/17	7,000	7,214
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,939
4.875% 3/15/19	15,000	15,342
International Lease Finance Corp.:
2.2872% 6/15/16 (b)	29,485	29,429
3.875% 4/15/18	7,000	7,105
6.25% 5/15/19	10,000	10,875

TOTAL DIVERSIFIED FINANCIAL SERVICES		88,904

Diversified Media - 0.2%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,459

TOTAL DIVERSIFIED MEDIA		19,743

Energy - 0.6%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.8037% 8/1/19 (b)(d)	35,115	19,050
Chesapeake Energy Corp. 3.5705% 4/15/19 (b)	29,720	19,169
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	9,800
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,070
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,357
Western Refining, Inc. 6.25% 4/1/21	5,305	5,278

TOTAL ENERGY		61,724

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,201
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	3,900
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,363
Healthcare - 0.7%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	10,957
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,647
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,438
Tenet Healthcare Corp.:
3.8372% 6/15/20 (b)(d)	17,895	17,761
4.75% 6/1/20	8,680	8,810

TOTAL HEALTHCARE		71,613

Homebuilders/Real Estate - 0.2%
CBRE Group, Inc. 5% 3/15/23	17,990	18,273
Metals/Mining - 0.0%
Murray Energy Corp. 11.25% 4/15/21 (d)	9,000	2,408
Peabody Energy Corp. 6% 11/15/18	5,000	875

TOTAL METALS/MINING		3,283

Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	8,643
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.0744% 12/1/17 (b)	14,410	14,489
Technology - 0.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	26,828
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,424
5.75% 3/15/23 (d)	5,000	5,263

TOTAL TECHNOLOGY		54,569

Telecommunications - 1.2%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,331
7.875% 12/15/19 (d)	4,000	4,178
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,116
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,513
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	15,800
Level 3 Financing, Inc. 3.9142% 1/15/18 (b)	15,000	15,113
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,256
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,320
6.9% 5/1/19	5,000	4,800
Sprint Communications, Inc.:
6% 11/15/22	30,000	25,635
9% 11/15/18 (d)	3,000	3,298
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,045

TOTAL TELECOMMUNICATIONS		128,405

Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (d)(e)	8,728	9,350
NRG Energy, Inc. 6.625% 3/15/23	4,000	3,720
The AES Corp. 3.3244% 6/1/19 (b)	4,435	4,226

TOTAL UTILITIES		17,296

TOTAL NONCONVERTIBLE BONDS
(Cost $817,133)		778,901
	Shares	Value (000s)

Common Stocks - 0.3%
Broadcasting - 0.1%
Cumulus Media, Inc. Class A (f)	231,058	106
ION Media Networks, Inc.	2,842	1,943

TOTAL BROADCASTING		2,049

Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,851
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (f)	289,870	487
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (f)	48,650	1,581
Paper - 0.0%
White Birch Cayman Holdings Ltd. (f)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19(f)(g)	13,699	110
Telecommunications - 0.0%
FairPoint Communications, Inc. (f)	34,287	550
Utilities - 0.0%
Calpine Corp. (f)	20,715	321
TOTAL COMMON STOCKS
(Cost $14,688)		27,949

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 0.18% (h)
(Cost $561,718)	561,718,142	561,718
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $11,235,632)		10,752,688
NET OTHER ASSETS (LIABILITIES) - 0.3%		31,812
NET ASSETS - 100%		$10,784,500

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $271,881,000 or 2.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $110,000 or 0.0% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$26

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,005
Total	$1,005

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,740	$106	$110	$3,524
Financials	487	--	--	487
Materials	22,851	22,851	--	--
Telecommunication Services	550	550	--	--
Utilities	321	321	--	--
Bank Loan Obligations	9,384,120	--	9,332,655	51,465
Corporate Bonds	778,901	--	778,901	--
Money Market Funds	561,718	561,718	--	--
Total Investments in Securities:	$10,752,688	$585,546	$10,111,666	$55,476

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Luxembourg	3.9%
Australia	1.9%
Netherlands	1.8%
Canada	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,673,914)	$10,190,970
Fidelity Central Funds (cost $561,718)	561,718
Total Investments (cost $11,235,632)		$10,752,688
Cash		7,360
Receivable for investments sold		77,820
Receivable for fund shares sold		9,171
Interest receivable		58,927
Distributions receivable from Fidelity Central Funds		89
Prepaid expenses		32
Total assets		10,906,087
Liabilities
Payable for investments purchased	$91,901
Payable for fund shares redeemed	13,831
Distributions payable	8,421
Accrued management fee	5,080
Distribution and service plan fees payable	789
Other affiliated payables	1,433
Other payables and accrued expenses	132
Total liabilities		121,587
Net Assets		$10,784,500
Net Assets consist of:
Paid in capital		$11,363,197
Undistributed net investment income		38,133
Accumulated undistributed net realized gain (loss) on investments		(133,886)
Net unrealized appreciation (depreciation) on investments		(482,944)
Net Assets		$10,784,500
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($863,204 ÷ 91,675 shares)		$9.42
Maximum offering price per share (100/97.25 of $9.42)		$9.69
Class T:
Net Asset Value and redemption price per share ($194,674 ÷ 20,706 shares)		$9.40
Maximum offering price per share (100/97.25 of $9.40)		$9.67
Class B:
Net Asset Value and offering price per share ($11,184 ÷ 1,190 shares)(a)		$9.40
Class C:
Net Asset Value and offering price per share ($670,759 ÷ 71,254 shares)(a)		$9.41
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,615,341 ÷ 703,533 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($2,429,338 ÷ 258,566 shares)		$9.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$1,131
Interest		584,890
Income from Fidelity Central Funds		1,005
Total income		587,026
Expenses
Management fee	$68,014
Transfer agent fees	16,425
Distribution and service plan fees	10,403
Accounting fees and expenses	1,659
Custodian fees and expenses	145
Independent trustees' compensation	53
Registration fees	265
Audit	173
Legal	34
Miscellaneous	103
Total expenses before reductions	97,274
Expense reductions	(70)	97,204
Net investment income (loss)		489,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(176,848)
Total net realized gain (loss)		(176,848)
Change in net unrealized appreciation (depreciation) on investment securities		(378,925)
Net gain (loss)		(555,773)
Net increase (decrease) in net assets resulting from operations		$(65,951)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$489,822	$533,044
Net realized gain (loss)	(176,848)	33,692
Change in net unrealized appreciation (depreciation)	(378,925)	(219,514)
Net increase (decrease) in net assets resulting from operations	(65,951)	347,222
Distributions to shareholders from net investment income	(448,829)	(519,702)
Distributions to shareholders from net realized gain	(58,045)	(57,139)
Total distributions	(506,874)	(576,841)
Share transactions - net increase (decrease)	(3,268,839)	(610,631)
Redemption fees	858	671
Total increase (decrease) in net assets	(3,840,806)	(839,579)
Net Assets
Beginning of period	14,625,306	15,464,885
End of period (including undistributed net investment income of $38,133 and undistributed net investment income of $67,963, respectively)	$10,784,500	$14,625,306

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.79
Income from Investment Operations
Net investment income (loss)A	.375	.317	.310	.340	.317
Net realized and unrealized gain (loss)	(.425)	(.114)	.070	.195	(.080)
Total from investment operations	(.050)	.203	.380	.535	.237
Distributions from net investment income	(.341)	(.307)	(.282)	(.325)	(.298)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.381)	(.343)	(.331)	(.325)	(.298)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.42	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(.53)%	2.05%	3.89%	5.60%	2.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.99%	.99%	1.00%
Expenses net of fee waivers, if any	.98%	.98%	.99%	.99%	1.00%
Expenses net of all reductions	.98%	.98%	.99%	.99%	1.00%
Net investment income (loss)	3.86%	3.17%	3.11%	3.47%	3.25%
Supplemental Data
Net assets, end of period (in millions)	$863	$1,185	$1,681	$1,305	$1,587
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.365	.306	.299	.330	.312
Net realized and unrealized gain (loss)	(.434)	(.112)	.071	.195	(.070)
Total from investment operations	(.069)	.194	.370	.525	.242
Distributions from net investment income	(.332)	(.298)	(.272)	(.315)	(.293)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.372)	(.334)	(.321)	(.315)	(.293)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC,D	(.72)%	1.96%	3.79%	5.50%	2.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of fee waivers, if any	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of all reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Net investment income (loss)	3.77%	3.08%	3.01%	3.37%	3.19%
Supplemental Data
Net assets, end of period (in millions)	$195	$240	$272	$241	$271
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.328	.264	.256	.288	.266
Net realized and unrealized gain (loss)	(.425)	(.123)	.071	.195	(.070)
Total from investment operations	(.097)	.141	.327	.483	.196
Distributions from net investment income	(.294)	(.255)	(.229)	(.273)	(.247)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.334)	(.291)	(.278)	(.273)	(.247)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.98	$9.93	$9.72
Total ReturnC,D	(1.01)%	1.42%	3.35%	5.05%	2.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of fee waivers, if any	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of all reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Net investment income (loss)	3.38%	2.64%	2.58%	2.94%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$11	$17	$23	$24	$32
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.78
Income from Investment Operations
Net investment income (loss)A	.301	.241	.235	.267	.244
Net realized and unrealized gain (loss)	(.434)	(.113)	.070	.195	(.070)
Total from investment operations	(.133)	.128	.305	.462	.174
Distributions from net investment income	(.268)	(.232)	(.207)	(.252)	(.225)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.308)	(.268)	(.256)	(.252)	(.225)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.41	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(1.38)%	1.29%	3.11%	4.81%	1.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of fee waivers, if any	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of all reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Net investment income (loss)	3.10%	2.41%	2.35%	2.72%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$671	$835	$960	$806	$852
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate High Income Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.401	.344	.337	.368	.345
Net realized and unrealized gain (loss)	(.435)	(.113)	.071	.195	(.070)
Total from investment operations	(.034)	.231	.408	.563	.275
Distributions from net investment income	(.367)	(.335)	(.310)	(.353)	(.326)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.407)	(.371)	(.359)	(.353)	(.326)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC	(.36)%	2.34%	4.19%	5.91%	2.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.69%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.71%	.71%
Expenses net of all reductions	.70%	.69%	.70%	.71%	.71%
Net investment income (loss)	4.14%	3.45%	3.39%	3.75%	3.53%
Supplemental Data
Net assets, end of period (in millions)	$6,615	$9,032	$8,882	$5,720	$5,399
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.97	$9.92	$9.71	$9.77
Income from Investment Operations
Net investment income (loss)A	.396	.339	.332	.363	.341
Net realized and unrealized gain (loss)	(.424)	(.113)	.071	.196	(.079)
Total from investment operations	(.028)	.226	.403	.559	.262
Distributions from net investment income	(.363)	(.330)	(.305)	(.349)	(.323)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.403)	(.366)	(.354)	(.349)	(.323)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.97	$9.92	$9.71
Total ReturnC	(.30)%	2.29%	4.15%	5.87%	2.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.75%	.75%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.75%
Net investment income (loss)	4.10%	3.40%	3.34%	3.71%	3.50%
Supplemental Data
Net assets, end of period (in millions)	$2,429	$3,317	$3,646	$2,510	$1,992
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$68,242
Gross unrealized depreciation	(528,196)
Net unrealized appreciation (depreciation) on securities	$(459,954)
Tax Cost	$11,212,642

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,080
Capital loss carryforward	$(133,822)
Net unrealized appreciation (depreciation) on securities and other investments	$(459,954)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(23,762)
Long-term	(110,060)
Total capital loss carryforward	$(133,822)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$474,949	$ 576,841
Long-term Capital Gains	31,925	–
Total	$506,874	$ 576,841

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $2,976,419 and $6,221,861, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,410	$–
Class T	-%	.25%	534	1
Class B	.55%	.15%	97	76
Class C	.75%	.25%	7,362	507
			$10,403	$584

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33
Class T	5
Class B(a)	17
Class C(a)	52
$107

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,423.15
Class T	505.24
Class B	24.18
Class C	1,123.15
Fidelity Floating Rate High Income Fund	8,778.12
Class I	4,572.16
	$ 16,425

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27 and a portion of class-level operating expenses as follows:

Amount
Fidelity Floating Rate High Income Fund	$5
Class I	–(a)
$5

 (a) In the amount of less than five hundred dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$33,971	$47,339
Class T	7,344	7,875
Class B	423	519
Class C	20,389	21,575
Fidelity Floating Rate High Income Fund	280,321	321,211
Class I	106,381	121,183
Total	$448,829	$519,702
From net realized gain
Class A	$4,660	$6,085
Class T	949	983
Class B	67	81
Class C	3,316	3,472
Fidelity Floating Rate High Income Fund	35,966	33,019
Class I	13,087	13,499
Total	$58,045	$57,139

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	14,549	32,788	$140,420	$327,152
Reinvestment of distributions	3,585	4,526	34,673	45,087
Shares redeemed	(46,740)	(85,268)	(452,094)	(849,518)
Net increase (decrease)	(28,606)	(47,954)	$(277,001)	$(477,279)
Class T
Shares sold	2,073	3,546	$20,042	$35,348
Reinvestment of distributions	799	806	7,716	8,018
Shares redeemed	(6,523)	(7,285)	(63,018)	(72,473)
Net increase (decrease)	(3,651)	(2,933)	$(35,260)	$(29,107)
Class B
Shares sold	106	199	$1,023	$1,993
Reinvestment of distributions	44	50	429	494
Shares redeemed	(682)	(838)	(6,588)	(8,343)
Net increase (decrease)	(532)	(589)	$(5,136)	$(5,856)
Class C
Shares sold	7,045	12,315	$68,101	$122,843
Reinvestment of distributions	1,955	1,906	18,899	18,981
Shares redeemed	(22,521)	(25,513)	(217,845)	(254,028)
Net increase (decrease)	(13,521)	(11,292)	$(130,845)	$(112,204)
Fidelity Floating Rate High Income Fund
Shares sold	148,966	320,632	$1,441,402	$3,194,510
Reinvestment of distributions	26,586	29,181	256,678	290,182
Shares redeemed	(390,276)	(321,413)	(3,761,603)	(3,193,979)
Net increase (decrease)	(214,724)	28,400	$(2,063,523)	$290,713
Class I
Shares sold	66,570	123,632	$643,823	$1,230,573
Reinvestment of distributions	7,469	7,408	72,034	73,620
Shares redeemed	(152,936)	(159,132)	(1,472,931)	(1,581,091)
Net increase (decrease)	(78,897)	(28,092)	$(757,074)	$(276,898)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Floating Rate High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	.97%
Actual		$1,000.00	$978.60	$4.84
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class T	1.06%
Actual		$1,000.00	$977.10	$5.28
Hypothetical-C		$1,000.00	$1,019.86	$5.40
Class B	1.44%
Actual		$1,000.00	$976.20	$7.17
Hypothetical-C		$1,000.00	$1,017.95	$7.32
Class C	1.72%
Actual		$1,000.00	$973.80	$8.56
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$1,000.00	$978.80	$3.49
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class I	.74%
Actual		$1,000.00	$979.60	$3.69
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $311,211,646 of distributions paid during the period January 1, 2015 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

2014 Total Return % vs. Lipper Loan Participation Funds and Custom Index:

1.8
1.3
0.8
0.3
-0.2
-0.7
1.7
0.4
-0.6
1.1
0.0
1 Year
18
16
14
12
10
8
6
16.9
11.5
8.0
16.7
13.0
3 Year
33
28
23
18
13
30.2
22.2
16.1
30.5
23.9
5 Year
75% beaten
Retail Class
Benchmark
Class C
25% beaten

% Beaten	1 Year	3 Year	5 Year
Retail Class	44%	9%	14%
Class A	24%	4%	5%
Class B	11%	1%	1%
Class C	7%	0%	0%
Class I	34%	8%	11%
Class T	25%	3%	4%

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class I, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class C ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFR-ANN-1215
1.750077.115

Fidelity Advisor® High Income Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(5.08)%	4.41%	5.60%
Class T (incl. 4.00% sales charge)	(5.12)%	4.39%	5.56%
Class B (incl. contingent deferred sales charge)	(6.27)%	4.24%	5.52%
Class C (incl. contingent deferred sales charge)	(2.69)%	4.48%	5.23%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class A on October 31, 2005, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,252	Fidelity Advisor® High Income Fund - Class A
$20,646	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds posted a low single-digit decline for the 12 months ending October 31, 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield sectors. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -2.03% the past year. Energy declined sharply, while more-defensive industry groups showed relative strength. High-yield began losing momentum early in the period amid plunging oil prices due to lukewarm demand and a surge in U.S. production. The energy-heavy index continued to trend lower through the end of 2014, then briefly reversed course early in the new year, as oil prices rebounded in the spring, as did expectations that the U.S. Federal Reserve might hold off a bit longer on raising interest rates. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp decline in June. The high-yield market slipped further through the end of September, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off for the asset class, as oil prices fell below $40 per barrel before rebounding slightly. The high-yield market then rebounded alongside equities in October, as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Relative to the benchmark, strong security selection in energy, along with a sizable overweighting in the strong-performing air transportation group, fueled the fund's outperformance. Bond picks in super retail, telecommunications, utilities and diversified financial services also notably aided relative performance. From a credit-quality perspective, the fund benefited from solid selections across all major credit-rating tiers within the high-yield market. The top individual contributors were global telecom-equipment maker Alcatel-Lucent, retailer JCPenney and United Kingdom-based Barclays Bank. On the downside, security selection in metals/mining was the primary detractor, mainly due to positions in three coal producers that underperformed the benchmark: CONSOL Energy, Peabody Energy and Murray Energy. I sold our investment in Peabody Energy due to increasing risk of the firm defaulting on its bonds. I actively reduced our allocation to Murray Energy, but still had a small position at period end. In terms of positioning shifts, I increased the fund's allocations to banks & thrifts and telecommunications, the latter of which was the fund's largest sector allocation at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.3	1.9
JC Penney Corp., Inc.	1.9	1.4
Dynegy, Inc.	1.9	1.5
Tenet Healthcare Corp.	1.9	1.6
Sprint Capital Corp.	1.8	2.0
	9.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.5	12.0
Energy	11.5	10.4
Utilities	7.0	6.6
Diversified Financial Services	6.5	6.1
Technology	5.8	4.0

Quality Diversification (% of fund's net assets)

As of October 31, 2015
AAA,AA,A	0.1%
BBB	2.1%
BB	32.3%
B	44.9%
CCC,CC,C	16.1%
Not Rated	1.5%
Short-Term Investments and Net Other Assets	3.0%

As of April 30, 2015
BBB	0.9%
BB	32.4%
B	48.2%
CCC,CC,C	13.7%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Nonconvertible Bonds	82.9%
Bank Loan Obligations	7.9%
Other Investments	6.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 25.5%

As of April 30, 2015 *
Nonconvertible Bonds	85.3%
Bank Loan Obligations	6.2%
Other Investments	4.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 27.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.9%
	Principal Amount	Value
Aerospace - 0.2%
Orbital ATK, Inc. 5.5% 10/1/23 (a)	$1,070,000	$1,118,150
TransDigm, Inc. 6.5% 5/15/25 (a)	705,000	716,456

TOTAL AEROSPACE		1,834,606

Air Transportation - 3.5%
Air Canada 6.625% 5/15/18 (a)	3,205,000	3,276,472
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 9/15/20 (a)	1,635,000	1,589,711
Allegiant Travel Co. 5.5% 7/15/19	725,000	740,225
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	1,355,000	1,343,144
5.5% 10/1/19 (a)	2,775,000	2,818,013
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (a)	278,745	281,533
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	929,677	1,027,293
6.125% 4/29/18	345,000	355,488
6.25% 10/11/21	1,698,556	1,783,484
9.25% 5/10/17	924,697	998,672
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (a)	1,375,000	1,385,313
6.75% 5/23/17	1,375,000	1,378,438
8.021% 8/10/22	940,024	1,057,527
U.S. Airways Group, Inc. 6.125% 6/1/18	1,180,000	1,225,725
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,242,688
Series 2013-1 Class B, 5.375% 5/15/23	435,108	444,898
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	833,401	883,405
9.75% 1/15/17	660,569	705,158
12% 1/15/16 (a)	111,222	113,724
United Continental Holdings, Inc.:
6% 12/1/20	2,635,000	2,786,513
6.375% 6/1/18	185,000	195,638

TOTAL AIR TRANSPORTATION		26,633,062

Automotive & Auto Parts - 0.2%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,175,000	1,186,750
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	555,000	544,594

TOTAL AUTOMOTIVE & AUTO PARTS		1,731,344

Banks & Thrifts - 0.1%
Ocwen Financial Corp. 7.125% 5/15/19 (a)(b)	880,000	803,000
Broadcasting - 1.7%
Clear Channel Communications, Inc.:
5.5% 12/15/16	8,420,000	7,662,200
6.875% 6/15/18	135,000	116,100
9% 12/15/19	1,230,000	1,040,888
10% 1/15/18	3,000,000	1,590,000
iHeartCommunications, Inc. 10.625% 3/15/23	1,370,000	1,150,800
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,425,000	1,400,063

TOTAL BROADCASTING		12,960,051

Building Materials - 1.6%
Beacon Roofing Supply, Inc. 6.375% 10/1/23 (a)	545,000	573,613
Building Materials Corp. of America:
5.375% 11/15/24 (a)	1,955,000	2,011,206
6% 10/15/25 (a)	1,700,000	1,806,250
Building Materials Holding Corp. 9% 9/15/18 (a)	2,790,000	2,955,726
CEMEX Finance LLC 6% 4/1/24 (a)	1,190,000	1,136,450
CEMEX S.A.B. de CV:
6.125% 5/5/25 (a)	1,365,000	1,293,338
6.5% 12/10/19 (a)	750,000	761,250
USG Corp. 5.5% 3/1/25 (a)	1,610,000	1,656,288

TOTAL BUILDING MATERIALS		12,194,121

Cable/Satellite TV - 1.9%
Altice SA:
5.375% 7/15/23 (a)	1,330,000	1,345,960
7.75% 7/15/25 (a)	935,000	899,938
7.75% 7/15/25 (a)	840,000	808,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	555,000	556,388
5.125% 5/1/23 (a)	2,210,000	2,215,525
5.875% 5/1/27 (a)	820,000	820,000
Midcontinent Communications & Midcontinent Finance Corp. 6.875% 8/15/23 (a)	2,245,000	2,303,931
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	1,465,000	1,540,081
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (a)(b)	205,000	199,619
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (a)	3,930,000	3,821,925

TOTAL CABLE/SATELLITE TV		14,511,867

Capital Goods - 0.6%
General Cable Corp. 5.75% 10/1/22 (b)	955,000	823,688
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,615,000	3,822,863

TOTAL CAPITAL GOODS		4,646,551

Chemicals - 1.3%
Blue Cube Spinco, Inc. 9.75% 10/15/23 (a)	930,000	1,002,075
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,100,000	1,485,750
LSB Industries, Inc. 7.75% 8/1/19	1,085,000	1,026,681
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	3,740,000	3,721,300
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	1,230,000	1,045,500
The Chemours Company LLC 6.625% 5/15/23 (a)	2,115,000	1,578,319

TOTAL CHEMICALS		9,859,625

Containers - 2.0%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	1,872,838	1,901,223
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.3372% 12/15/19 (a)(b)	2,450,000	2,413,250
7% 11/15/20 (a)	903,529	905,788
Ball Corp. 5.25% 7/1/25	1,750,000	1,778,438
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	1,800,000	1,809,000
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	710,000	608,825
Owens-Brockway Glass Container, Inc.:
5.875% 8/15/23 (a)	1,135,000	1,204,519
6.375% 8/15/25 (a)	1,135,000	1,208,775
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	3,455,000	3,593,200

TOTAL CONTAINERS		15,423,018

Diversified Financial Services - 5.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20	1,585,000	1,622,644
4.625% 7/1/22	1,410,000	1,439,963
Aircastle Ltd. 5.125% 3/15/21	1,535,000	1,619,425
FLY Leasing Ltd.:
6.375% 10/15/21	1,470,000	1,514,100
6.75% 12/15/20	2,710,000	2,845,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,195,000	1,222,246
5.875% 2/1/22	7,155,000	7,369,650
6% 8/1/20	4,635,000	4,837,781
ILFC E-Capital Trust I 4.57% 12/21/65 (a)(b)	2,555,000	2,356,988
ILFC E-Capital Trust II 6.25% 12/21/65 (a)(b)	3,870,000	3,608,775
Navient Corp.:
5% 10/26/20	575,000	538,344
5.875% 3/25/21	1,135,000	1,073,994
5.875% 10/25/24	1,785,000	1,593,113
SLM Corp.:
4.875% 6/17/19	4,765,000	4,610,138
5.5% 1/15/19	2,080,000	2,067,000
5.5% 1/25/23	550,000	495,688
6.125% 3/25/24	700,000	631,750

TOTAL DIVERSIFIED FINANCIAL SERVICES		39,447,099

Diversified Media - 0.9%
MDC Partners, Inc. 6.75% 4/1/20 (a)	4,575,000	4,655,063
WMG Acquisition Corp.:
6% 1/15/21 (a)	805,000	829,150
6.75% 4/15/22 (a)	1,162,000	1,074,850

TOTAL DIVERSIFIED MEDIA		6,559,063

Energy - 11.3%
Antero Resources Corp.:
5.125% 12/1/22	1,660,000	1,489,850
5.625% 6/1/23 (a)	690,000	634,800
Baytex Energy Corp.:
5.125% 6/1/21 (a)	550,000	462,000
5.625% 6/1/24 (a)	615,000	507,375
California Resources Corp. 5% 1/15/20	995,000	723,863
Chesapeake Energy Corp.:
4.875% 4/15/22	1,450,000	899,000
6.125% 2/15/21	1,285,000	841,547
6.5% 8/15/17	635,000	583,406
Citgo Holding, Inc. 10.75% 2/15/20 (a)	685,000	688,425
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,620,000	1,587,600
Consolidated Energy Finance SA 6.75% 10/15/19 (a)	8,424,000	8,381,880
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	75,000	73,688
Denbury Resources, Inc.:
5.5% 5/1/22	1,750,000	1,225,000
6.375% 8/15/21	1,555,000	1,135,150
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	6,325,000	6,072,000
Energy Transfer Equity LP 5.5% 6/1/27	1,150,000	1,023,682
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	2,520,000	1,896,300
9.375% 5/1/20	6,860,000	5,968,200
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,383,075
6% 10/1/22	965,000	815,425
Forbes Energy Services Ltd. 9% 6/15/19	2,510,000	1,694,250
Forum Energy Technologies, Inc. 6.25% 10/1/21	1,525,000	1,277,188
Genesis Energy LP/Genesis Energy Finance Corp. 6.75% 8/1/22	2,165,000	2,110,875
Gibson Energy, Inc. 6.75% 7/15/21 (a)	2,425,000	2,346,188
Halcon Resources Corp. 8.625% 2/1/20 (a)	2,570,000	2,216,625
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	925,000	837,125
5.75% 10/1/25 (a)	1,110,000	1,026,750
Hornbeck Offshore Services, Inc.:
5% 3/1/21	151,000	115,515
5.875% 4/1/20	800,000	644,000
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	1,060,000	551,200
Noble Energy, Inc.:
5.625% 5/1/21	3,420,000	3,467,846
5.875% 6/1/24	520,000	522,154
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,540,000	3,601,950
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	1,515,000	1,030,200
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (a)	1,125,000	1,046,250
Rice Energy, Inc.:
6.25% 5/1/22	6,355,000	5,751,275
7.25% 5/1/23 (a)	1,945,000	1,799,125
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 11/15/23 (a)	1,940,000	1,649,000
Sabine Pass Liquefaction LLC:
5.625% 3/1/25 (a)	3,585,000	3,437,119
5.75% 5/15/24	3,025,000	2,919,125
SemGroup Corp. 7.5% 6/15/21	2,015,000	1,914,250
SM Energy Co. 6.5% 11/15/21	335,000	329,975
Sunoco LP / Sunoco Finance Corp.:
5.5% 8/1/20 (a)	1,680,000	1,722,000
6.375% 4/1/23 (a)	525,000	528,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.75% 3/15/24 (a)	1,685,000	1,657,619
Teine Energy Ltd. 6.875% 9/30/22 (a)	2,745,000	2,470,500
TerraForm Power Operating LLC:
5.875% 2/1/23 (a)	825,000	761,063
6.125% 6/15/25 (a)	245,000	220,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	545,000	566,800
6.25% 10/15/22 (a)	505,000	525,200
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	1,070,000	1,091,400

TOTAL ENERGY		87,224,271

Entertainment/Film - 0.2%
New Cotai LLC / New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	1,435,000	1,191,050
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,403,000	3,488,075
Food & Drug Retail - 0.6%
SUPERVALU, Inc.:
6.75% 6/1/21	2,960,000	2,863,800
7.75% 11/15/22	810,000	796,797
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (a)	1,120,000	1,159,200

TOTAL FOOD & DRUG RETAIL		4,819,797

Food/Beverage/Tobacco - 4.2%
ESAL GmbH 6.25% 2/5/23 (a)	9,440,000	9,204,000
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	2,050,000	2,137,125
JBS Investments GmbH:
7.25% 4/3/24 (a)	1,865,000	1,916,288
7.75% 10/28/20 (a)	2,200,000	2,344,100
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	600,000	580,500
5.875% 7/15/24 (a)	1,530,000	1,499,400
7.25% 6/1/21 (a)	1,850,000	1,935,563
8.25% 2/1/20 (a)	4,220,000	4,420,450
Minerva Luxembourg SA 7.75% 1/31/23 (a)	6,140,000	6,063,250
Vector Group Ltd. 7.75% 2/15/21	2,105,000	2,247,088

TOTAL FOOD/BEVERAGE/TOBACCO		32,347,764

Gaming - 3.3%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	1,950,000	1,613,625
Eldorado Resorts, Inc. 7% 8/1/23 (a)	1,255,000	1,270,688
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (a)	2,055,000	2,126,925
MCE Finance Ltd. 5% 2/15/21 (a)	4,550,000	4,260,165
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20	2,720,000	2,699,600
Scientific Games Corp.:
6.625% 5/15/21	6,355,000	4,416,725
7% 1/1/22 (a)	2,255,000	2,266,275
10% 12/1/22	2,310,000	2,044,350
Wynn Macau Ltd. 5.25% 10/15/21 (a)	5,190,000	4,748,850

TOTAL GAMING		25,447,203

Healthcare - 4.8%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	420,000	391,650
Community Health Systems, Inc.:
6.875% 2/1/22	845,000	851,338
7.125% 7/15/20	1,730,000	1,773,250
Endo Finance LLC 5.375% 1/15/23 (a)	795,000	779,657
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	990,000	990,000
HealthSouth Corp.:
5.125% 3/15/23	435,000	427,388
5.75% 11/1/24 (a)	510,000	510,000
5.75% 11/1/24	600,000	600,000
5.75% 9/15/25 (a)	3,030,000	3,016,744
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (a)	570,000	581,400
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (a)	625,000	540,625
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	780,000	780,975
Kindred Escrow Corp. II:
8% 1/15/20	3,570,000	3,694,950
8.75% 1/15/23	1,065,000	1,110,263
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (a)	330,000	300,198
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	1,870,000	1,953,589
Tenet Healthcare Corp.:
5% 3/1/19	1,245,000	1,216,988
6.75% 6/15/23	2,940,000	2,917,950
8.125% 4/1/22	9,670,000	10,225,986
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,370,000	2,061,900
5.875% 5/15/23 (a)	635,000	534,591
6.75% 8/15/18 (a)	1,215,000	1,172,597
7.5% 7/15/21 (a)	675,000	615,938

TOTAL HEALTHCARE		37,047,977

Homebuilders/Real Estate - 2.0%
Calatlantic Group, Inc. 5.875% 11/15/24	640,000	672,000
CBRE Group, Inc. 5% 3/15/23	2,530,000	2,569,810
Communications Sales & Leasing, Inc. 8.25% 10/15/23	740,000	684,130
Howard Hughes Corp. 6.875% 10/1/21 (a)	1,725,000	1,794,000
Lennar Corp. 4.875% 12/15/23	1,475,000	1,469,469
Meritage Homes Corp. 6% 6/1/25	990,000	1,014,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	1,075,000	1,083,063
5.875% 4/15/23 (a)	760,000	769,500
TRI Pointe Homes, Inc.:
4.375% 6/15/19	550,000	546,563
5.875% 6/15/24	400,000	400,000
William Lyon Homes, Inc.:
5.75% 4/15/19	1,280,000	1,302,400
7% 8/15/22 (a)	405,000	419,681
7% 8/15/22	2,460,000	2,549,175

TOTAL HOMEBUILDERS/REAL ESTATE		15,274,541

Insurance - 0.3%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (a)	2,170,000	2,156,438
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (a)	3,435,000	2,816,700
LTF Merger Sub, Inc. 8.5% 6/15/23 (a)	1,180,000	1,177,050
Speedway Motorsports, Inc. 5.125% 2/1/23	1,695,000	1,703,475

TOTAL LEISURE		5,697,225

Metals/Mining - 2.5%
CONSOL Energy, Inc.:
5.875% 4/15/22	4,615,000	2,918,988
8% 4/1/23 (a)	1,370,000	955,575
First Quantum Minerals Ltd.:
6.75% 2/15/20 (a)	3,740,000	2,847,075
7.25% 5/15/22 (a)	1,985,000	1,447,809
Lundin Mining Corp.:
7.5% 11/1/20 (a)	2,205,000	2,227,050
7.875% 11/1/22 (a)	3,090,000	3,097,107
Murray Energy Corp. 11.25% 4/15/21 (a)	3,965,000	1,060,638
New Gold, Inc. 6.25% 11/15/22 (a)	3,665,000	3,142,738
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	1,555,000	1,457,813

TOTAL METALS/MINING		19,154,793

Paper - 0.5%
Sappi Papier Holding GmbH 6.625% 4/15/21 (a)	2,775,000	2,788,875
Xerium Technologies, Inc. 8.875% 6/15/18	835,000	851,700

TOTAL PAPER		3,640,575

Publishing/Printing - 1.3%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (b)	3,045,000	3,334,275
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	4,895,000	4,980,663
R.R. Donnelley & Sons Co.:
7% 2/15/22	700,000	687,750
7.875% 3/15/21	925,000	965,006

TOTAL PUBLISHING/PRINTING		9,967,694

Services - 3.8%
Abengoa Greenfield SA 6.5% 10/1/19 (a)	1,195,000	454,100
ADT Corp. 5.25% 3/15/20	1,210,000	1,282,600
APX Group, Inc.:
6.375% 12/1/19	10,315,000	10,031,338
8.75% 12/1/20	9,085,000	7,495,125
Audatex North America, Inc.:
6% 6/15/21 (a)	3,390,000	3,413,764
6.125% 11/1/23 (a)	1,125,000	1,132,031
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	1,305,000	1,316,419
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (a)	1,400,000	1,267,000
Garda World Security Corp.:
7.25% 11/15/21 (a)	150,000	136,875
7.25% 11/15/21 (a)	390,000	355,875
The GEO Group, Inc. 5.875% 1/15/22	2,365,000	2,403,431

TOTAL SERVICES		29,288,558

Steel - 0.6%
JMC Steel Group, Inc. 8.25% 3/15/18 (a)	1,500,000	1,020,000
Steel Dynamics, Inc.:
5.125% 10/1/21	2,335,000	2,317,488
5.25% 4/15/23	1,280,000	1,244,800

TOTAL STEEL		4,582,288

Super Retail - 2.3%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	3,405,000	3,583,763
JC Penney Corp., Inc.:
5.65% 6/1/20	11,081,000	10,139,115
7.4% 4/1/37	2,605,000	1,979,800
8.125% 10/1/19	1,110,000	1,104,450
L Brands, Inc. 6.875% 11/1/35 (a)	935,000	971,231

TOTAL SUPER RETAIL		17,778,359

Technology - 4.8%
ADT Corp.:
4.125% 6/15/23	715,000	688,188
6.25% 10/15/21	2,110,000	2,278,800
Blue Coat Systems, Inc. 8.375% 6/1/23 (a)	3,100,000	3,208,500
Brocade Communications Systems, Inc. 4.625% 1/15/23	1,970,000	1,920,750
Emdeon, Inc. 6% 2/15/21 (a)	665,000	652,531
Global Cash Access, Inc. 10% 1/15/22 (a)	1,935,000	1,760,850
Italics Merger Sub, Inc. 7.125% 7/15/23 (a)	1,415,000	1,403,666
Lucent Technologies, Inc.:
6.45% 3/15/29	9,535,000	10,071,344
6.5% 1/15/28	3,290,000	3,470,950
Micron Technology, Inc.:
5.25% 8/1/23 (a)	1,660,000	1,621,803
5.25% 1/15/24 (a)	1,100,000	1,053,250
5.5% 2/1/25	1,350,000	1,285,875
5.625% 1/15/26 (a)	2,640,000	2,481,600
5.875% 2/15/22	305,000	310,338
Nuance Communications, Inc. 5.375% 8/15/20 (a)	3,065,000	3,126,300
Sensata Technologies BV 5% 10/1/25 (a)	1,155,000	1,127,569
SS&C Technologies Holdings, Inc. 5.875% 7/15/23 (a)	615,000	645,750

TOTAL TECHNOLOGY		37,108,064

Telecommunications - 12.1%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (a)	1,287,000	1,367,438
8.875% 1/1/20 (a)	2,035,000	2,200,344
Altice Financing SA:
6.5% 1/15/22 (a)	390,000	394,875
6.625% 2/15/23 (a)	2,410,000	2,416,025
Altice Finco SA:
7.625% 2/15/25 (a)	1,380,000	1,307,550
9.875% 12/15/20 (a)	6,195,000	6,644,138
Altice SA:
7.625% 2/15/25 (a)	2,230,000	2,050,485
7.75% 5/15/22 (a)	5,975,000	5,750,938
Columbus International, Inc. 7.375% 3/30/21 (a)	8,030,000	8,351,200
Digicel Group Ltd.:
6% 4/15/21 (a)	4,750,000	4,275,000
6.75% 3/1/23 (a)	1,135,000	1,021,500
7% 2/15/20 (a)	200,000	194,500
7.125% 4/1/22 (a)	2,855,000	2,355,375
8.25% 9/30/20 (a)	4,130,000	3,655,050
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	5,545,000	4,988,171
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	1,440,000	1,483,200
GCI, Inc. 6.875% 4/15/25	2,600,000	2,678,000
Intelsat Jackson Holdings SA:
5.5% 8/1/23	775,000	638,891
7.25% 10/15/20	1,405,000	1,282,063
Intelsat Luxembourg SA 7.75% 6/1/21	1,365,000	805,350
Level 3 Financing, Inc.:
5.125% 5/1/23 (a)	1,650,000	1,668,563
5.375% 8/15/22	1,930,000	1,963,775
5.375% 5/1/25 (a)	550,000	551,375
Millicom International Cellular SA 6% 3/15/25 (a)	4,165,000	3,425,713
Neptune Finco Corp.:
6.625% 10/15/25 (a)	760,000	799,900
10.125% 1/15/23 (a)	1,445,000	1,528,088
10.875% 10/15/25 (a)	1,445,000	1,542,538
Numericable Group SA:
4.875% 5/15/19 (a)	640,000	643,200
6% 5/15/22 (a)	2,475,000	2,481,188
6.25% 5/15/24 (a)	490,000	490,000
Sable International Finance Ltd. 6.875% 8/1/22 (a)	520,000	529,100
Sprint Capital Corp.:
6.875% 11/15/28	9,410,000	7,810,300
8.75% 3/15/32	6,995,000	6,295,500
Sprint Corp.:
7.625% 2/15/25	2,740,000	2,431,750
7.875% 9/15/23	1,360,000	1,258,000
T-Mobile U.S.A., Inc.:
6% 3/1/23	1,500,000	1,495,313
6.375% 3/1/25	2,375,000	2,380,938
6.464% 4/28/19	1,565,000	1,609,994

TOTAL TELECOMMUNICATIONS		92,765,328

Transportation Ex Air/Rail - 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	3,095,000	2,963,463
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	4,270,000	3,357,288
8.125% 2/15/19	1,870,000	1,365,100
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	860,000	723,475
OPE KAG Finance Sub, Inc. 7.875% 7/31/23 (a)	2,490,000	2,589,600

TOTAL TRANSPORTATION EX AIR/RAIL		10,998,926

Utilities - 6.6%
Calpine Corp.:
5.375% 1/15/23	1,750,000	1,673,438
5.75% 1/15/25	875,000	829,063
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,620,000	5,641,075
Dynegy, Inc.:
6.75% 11/1/19	4,885,000	4,872,788
7.375% 11/1/22	2,060,000	2,065,150
7.625% 11/1/24	8,005,000	8,025,013
Global Partners LP/GLP Finance Corp. 7% 6/15/23	2,205,000	2,072,700
NRG Energy, Inc.:
6.25% 7/15/22	2,105,000	1,936,600
6.25% 5/1/24	4,405,000	3,942,475
NSG Holdings II, LLC 7.75% 12/15/25 (a)	8,866,735	9,797,742
PPL Energy Supply LLC 6.5% 6/1/25 (a)	615,000	545,813
RJS Power Holdings LLC 5.125% 7/15/19 (a)	5,810,000	5,314,988
The AES Corp.:
4.875% 5/15/23	675,000	626,063
7.375% 7/1/21	3,445,000	3,668,925

TOTAL UTILITIES		51,011,833

TOTAL NONCONVERTIBLE BONDS
(Cost $667,230,725)		637,594,166
	Shares	Value

Common Stocks - 0.0%
Telecommunications - 0.0%
CUI Acquisition Corp. Class E,
(Cost $864,258)	1	92,258
	Principal Amount	Value

Bank Loan Obligations - 7.9%
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	967,750	953,234
Broadcasting - 0.4%
Clear Channel Communications, Inc. Tranche D, term loan 6.9383% 1/30/19 (b)	3,645,000	3,047,001
Building Materials - 0.8%
Beacon Roofing Supply, Inc. Tranche B, term loan 4% 10/1/22 (b)	2,130,000	2,127,338
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	1,684,350	1,632,421
Tranche 2LN, term loan 7.75% 4/1/22 (b)	340,000	332,564
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	2,155,000	2,075,545

TOTAL BUILDING MATERIALS		6,167,868

Cable/Satellite TV - 0.8%
CSC Holdings LLC Tranche B, term loan 5% 10/9/22 (b)	2,250,000	2,256,435
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	726,361	716,286
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	628,401	619,685
Tranche B 6LN, term loan 1/22/23 (b)(c)	2,665,000	2,633,500

TOTAL CABLE/SATELLITE TV		6,225,906

Containers - 0.5%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	1,212,688	1,210,421
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	2,529,852	2,479,255

TOTAL CONTAINERS		3,689,676

Diversified Financial Services - 0.3%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	925,000	800,125
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	233,825	210,541
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	882,482	869,616

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,880,282

Energy - 0.2%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (b)	645,000	510,840
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	1,354,320	1,074,423

TOTAL ENERGY		1,585,263

Food/Beverage/Tobacco - 0.2%
JBS U.S.A. LLC Tranche B, term loan 4% 9/18/22 (b)	1,650,000	1,651,007
Gaming - 0.3%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	325,875	285,685
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	149,625	149,438
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	2,183,500	2,130,288

TOTAL GAMING		2,565,411

Healthcare - 0.5%
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	807,975	795,419
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (b)	1,180,000	1,182,454
Tranche B 1LN, term loan 4.25% 1/28/21 (b)	59,683	59,484
Valeant Pharmaceuticals International, Inc. Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	1,500,000	1,395,375

TOTAL HEALTHCARE		3,432,732

Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	177,750	158,642
Publishing/Printing - 0.3%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	2,021,225	2,001,013
Services - 1.5%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	2,539,763	2,345,318
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	2,033,594	1,525,195
Garda World Security Corp.:
term loan 4.0032% 11/8/20 (b)	2,834,085	2,756,147
Tranche DD, term loan 4.0032% 11/8/20 (b)	724,998	705,061
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	2,663,852	2,266,485
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	1,566,575	1,498,037

TOTAL SERVICES		11,096,243

Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	93,813	93,314
6% 5/22/18 (b)	1,684,156	1,677,841

TOTAL SUPER RETAIL		1,771,155

Technology - 1.0%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	1,320,000	1,309,546
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,205,000	1,196,866
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	1,165,000	1,177,139
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 8.713% 10/16/23 (b)	470,000	462,950
Tranche B 1LN, term loan 5% 10/16/22 (b)	760,000	749,869
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	675,000	673,873
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	675,000	674,440
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	1,350,000	1,262,250

TOTAL TECHNOLOGY		7,506,933

Telecommunications - 0.4%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	1,215,000	1,207,030
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	2,169,452	2,134,198

TOTAL TELECOMMUNICATIONS		3,341,228

Utilities - 0.4%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	472,231	377,785
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	3,120,000	2,948,400

TOTAL UTILITIES		3,326,185

TOTAL BANK LOAN OBLIGATIONS
(Cost $63,111,924)		60,399,779

Preferred Securities - 6.2%
Banks & Thrifts - 5.1%
BAC Capital Trust XIV 4% (b)(d)	630,000	480,515
Bank of America Corp.:
6.1% (b)(d)	2,485,000	2,531,696
6.25% (b)(d)	1,600,000	1,638,139
6.5% (b)(d)	635,000	664,596
Barclays Bank PLC 7.625% 11/21/22	4,405,000	5,179,646
Barclays PLC:
6.625% (b)(d)	2,830,000	2,816,909
8.25% (b)(d)	5,905,000	6,349,986
BNP Paribas SA 7.375% (a)(b)(d)	1,905,000	1,999,926
Credit Agricole SA 6.625% (a)(b)(d)	6,360,000	6,309,745
Deutsche Bank AG 7.5% (b)(d)	1,800,000	1,782,925
Goldman Sachs Group, Inc. 5.375% (b)(d)	1,650,000	1,679,859
JPMorgan Chase & Co.:
5.3% (b)(d)	1,650,000	1,701,104
6% (b)(d)	1,680,000	1,729,560
6.75% (b)(d)	975,000	1,074,328
Royal Bank of Scotland Group PLC:
7.5% (b)(d)	1,135,000	1,182,209
8% (b)(d)	565,000	594,399
Societe Generale 8% (a)(b)(d)	1,905,000	1,938,476

TOTAL BANKS & THRIFTS		39,654,018

Diversified Financial Services - 1.1%
American Express Co. 4.9% (b)(d)	1,145,000	1,117,894
Citigroup, Inc.:
5.875% (b)(d)	2,180,000	2,169,992
5.95% (b)(d)	1,135,000	1,147,646
5.95% (b)(d)	1,235,000	1,230,001
6.3% (b)(d)	2,680,000	2,728,651

TOTAL DIVERSIFIED FINANCIAL SERVICES		8,394,184

TOTAL PREFERRED SECURITIES
(Cost $46,772,970)		48,048,202
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 0.18% (e)
(Cost $20,168,971)	20,168,971	20,168,971
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $798,148,848)		766,303,376
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,290,352
NET ASSETS - 100%		$769,593,728

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $345,616,819 or 44.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,978

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$92,258	$--	$--	$92,258
Corporate Bonds	637,594,166	--	637,594,166	--
Bank Loan Obligations	60,399,779	--	60,399,779	--
Preferred Securities	48,048,202	--	48,048,202	--
Money Market Funds	20,168,971	20,168,971	--	--
Total Investments in Securities:	$766,303,376	$20,168,971	$746,042,147	$92,258

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.5%
Luxembourg	5.6%
Canada	4.9%
Bermuda	2.3%
United Kingdom	2.2%
Austria	2.1%
France	1.8%
Cayman Islands	1.2%
Marshall Islands	1.1%
Barbados	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $777,979,877)	$746,134,405
Fidelity Central Funds (cost $20,168,971)	20,168,971
Total Investments (cost $798,148,848)		$766,303,376
Cash		720,132
Receivable for investments sold		4,483,555
Receivable for fund shares sold		1,221,669
Interest receivable		12,625,549
Distributions receivable from Fidelity Central Funds		3,273
Prepaid expenses		2,056
Other receivables		2
Total assets		785,359,612
Liabilities
Payable for investments purchased	$11,952,282
Payable for fund shares redeemed	2,629,831
Distributions payable	469,148
Accrued management fee	354,320
Distribution and service plan fees payable	146,752
Other affiliated payables	154,715
Other payables and accrued expenses	58,836
Total liabilities		15,765,884
Net Assets		$769,593,728
Net Assets consist of:
Paid in capital		$815,660,008
Undistributed net investment income		968,618
Accumulated undistributed net realized gain (loss) on investments		(15,189,426)
Net unrealized appreciation (depreciation) on investments		(31,845,472)
Net Assets		$769,593,728
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($227,595,998 ÷ 29,906,178 shares)		$7.61
Maximum offering price per share (100/96.00 of $7.61)		$7.93
Class T:
Net Asset Value and redemption price per share ($79,378,563 ÷ 10,451,795 shares)		$7.59
Maximum offering price per share (100/96.00 of $7.59)		$7.91
Class B:
Net Asset Value and offering price per share ($6,107,736 ÷ 805,202 shares)(a)		$7.59
Class C:
Net Asset Value and offering price per share ($94,751,803 ÷ 12,488,402 shares)(a)		$7.59
Class I:
Net Asset Value, offering price and redemption price per share ($361,759,628 ÷ 47,449,478 shares)		$7.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,491,508
Interest		47,461,241
Income from Fidelity Central Funds		33,978
Total income		48,986,727
Expenses
Management fee	$4,235,229
Transfer agent fees	1,548,306
Distribution and service plan fees	1,870,184
Accounting fees and expenses	284,427
Custodian fees and expenses	16,091
Independent trustees' compensation	3,228
Registration fees	93,392
Audit	68,950
Legal	6,293
Miscellaneous	5,281
Total expenses before reductions	8,131,381
Expense reductions	(81,982)	8,049,399
Net investment income (loss)		40,937,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(15,332,048)
Change in net unrealized appreciation (depreciation) on investment securities		(36,538,640)
Net gain (loss)		(51,870,688)
Net increase (decrease) in net assets resulting from operations		$(10,933,360)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,937,328	$42,665,344
Net realized gain (loss)	(15,332,048)	19,130,548
Change in net unrealized appreciation (depreciation)	(36,538,640)	(24,730,423)
Net increase (decrease) in net assets resulting from operations	(10,933,360)	37,065,469
Distributions to shareholders from net investment income	(40,319,540)	(42,403,704)
Distributions to shareholders from net realized gain	(19,111,871)	(37,717,635)
Total distributions	(59,431,411)	(80,121,339)
Share transactions - net increase (decrease)	48,705,392	(35,829,882)
Redemption fees	50,007	52,404
Total increase (decrease) in net assets	(21,609,372)	(78,833,348)
Net Assets
Beginning of period	791,203,100	870,036,448
End of period (including undistributed net investment income of $968,618 and undistributed net investment income of $3,311,724, respectively)	$769,593,728	$791,203,100

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.33	$8.77	$8.73	$8.38	$8.59
Income from Investment Operations
Net investment income (loss)A	.430	.432	.473	.539	.581
Net realized and unrealized gain (loss)	(.523)	(.058)	.117	.411	(.204)
Total from investment operations	(.093)	.374	.590	.950	.377
Distributions from net investment income	(.424)	(.429)	(.457)	(.551)	(.589)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.628)	(.815)	(.551)	(.601)	(.589)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.61	$8.33	$8.77	$8.73	$8.38
Total ReturnB,C	(1.13)%	4.51%	6.99%	11.84%	4.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.03%	1.03%	1.03%	1.04%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.03%	1.04%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.03%	1.04%
Net investment income (loss)	5.45%	5.09%	5.40%	6.35%	6.82%
Supplemental Data
Net assets, end of period (000 omitted)	$227,596	$243,987	$280,769	$331,436	$264,110
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.31	$8.76	$8.72	$8.37	$8.57
Income from Investment Operations
Net investment income (loss)A	.428	.429	.469	.536	.578
Net realized and unrealized gain (loss)	(.524)	(.067)	.119	.411	(.193)
Total from investment operations	(.096)	.362	.588	.947	.385
Distributions from net investment income	(.421)	(.427)	(.455)	(.548)	(.587)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.625)	(.813)	(.549)	(.598)	(.587)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.31	$8.76	$8.72	$8.37
Total ReturnB,C	(1.16)%	4.38%	6.97%	11.83%	4.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.05%	1.05%	1.06%	1.07%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.06%	1.07%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.06%	1.07%
Net investment income (loss)	5.43%	5.07%	5.38%	6.32%	6.79%
Supplemental Data
Net assets, end of period (000 omitted)	$79,379	$86,166	$90,901	$105,518	$92,746
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.30	$8.75	$8.71	$8.36	$8.57
Income from Investment Operations
Net investment income (loss)A	.377	.372	.408	.477	.521
Net realized and unrealized gain (loss)	(.516)	(.068)	.119	.412	(.204)
Total from investment operations	(.139)	.304	.527	.889	.317
Distributions from net investment income	(.368)	(.369)	(.394)	(.490)	(.529)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.572)	(.755)	(.488)	(.540)	(.529)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.30	$8.75	$8.71	$8.36
Total ReturnB,C	(1.70)%	3.67%	6.24%	11.08%	3.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.72%	1.73%	1.75%	1.76%	1.77%
Expenses net of fee waivers, if any	1.72%	1.73%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.73%	1.75%	1.75%	1.75%
Net investment income (loss)	4.76%	4.38%	4.68%	5.64%	6.11%
Supplemental Data
Net assets, end of period (000 omitted)	$6,108	$9,218	$13,176	$17,309	$19,647
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.30	$8.75	$8.71	$8.36	$8.57
Income from Investment Operations
Net investment income (loss)A	.370	.365	.405	.474	.516
Net realized and unrealized gain (loss)	(.515)	(.066)	.119	.412	(.202)
Total from investment operations	(.145)	.299	.524	.886	.314
Distributions from net investment income	(.362)	(.364)	(.391)	(.487)	(.526)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.566)	(.750)	(.485)	(.537)	(.526)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.30	$8.75	$8.71	$8.36
Total ReturnB,C	(1.78)%	3.60%	6.20%	11.03%	3.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.80%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.80%	1.80%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.80%	1.80%	1.79%	1.79%	1.79%
Net investment income (loss)	4.68%	4.32%	4.64%	5.60%	6.08%
Supplemental Data
Net assets, end of period (000 omitted)	$94,752	$114,455	$126,952	$149,591	$120,710
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.34	$8.79	$8.75	$8.40	$8.60
Income from Investment Operations
Net investment income (loss)A	.445	.447	.489	.556	.598
Net realized and unrealized gain (loss)	(.523)	(.068)	.116	.409	(.195)
Total from investment operations	(.078)	.379	.605	.965	.403
Distributions from net investment income	(.439)	(.444)	(.472)	(.566)	(.605)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.643)	(.830)	(.566)	(.616)	(.605)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.62	$8.34	$8.79	$8.75	$8.40
Total ReturnB	(.94)%	4.57%	7.16%	12.02%	4.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.87%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	5.63%	5.27%	5.58%	6.54%	7.01%
Supplemental Data
Net assets, end of period (000 omitted)	$361,760	$337,377	$358,238	$423,792	$311,790
Portfolio turnover rateE	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$12,339,742
Gross unrealized depreciation	(42,641,550)
Net unrealized appreciation (depreciation) on securities	$(30,301,808)
Tax Cost	$796,605,184

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(15,156,764)
Net unrealized appreciation (depreciation) on securities and other investments	$(30,301,808)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,976,781)
Long-term	(6,179,983)
Total no expiration	$(15,156,764)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$43,036,424	$ 53,054,539
Long-term Capital Gains	16,394,987	27,066,800
Total	$59,431,411	$ 80,121,339

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $459,836,213 and $434,230,851, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$577,011	$10,207
Class T	-%	.25%	201,826	252
Class B	.65%	.25%	67,774	48,948
Class C	.75%	.25%	1,023,573	86,667
			$1,870,184	$146,074

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,827
Class T	5,629
Class B(a)	9,010
Class C(a)	12,836
$49,302

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 369,667.16
Class T	146,075.18
Class B	15,083.20
Class C	180,711.18
Class I	836,770.25
	$1,548,306

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,091 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class I	.85%	$79,352

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $781.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,849.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$12,376,871	$13,436,571
Class T	4,323,463	4,518,143
Class B	351,994	492,596
Class C	4,709,295	5,263,076
Class I	18,557,917	18,693,318
Total	$40,319,540	$42,403,704
From net realized gain
Class A	$5,903,417	$11,887,120
Class T	2,099,390	3,964,314
Class B	214,551	562,903
Class C	2,781,779	5,549,285
Class I	8,112,734	15,754,013
Total	$19,111,871	$37,717,635

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	7,395,806	6,439,376	$58,490,758	$54,608,224
Reinvestment of distributions	2,100,062	2,519,401	16,584,491	21,214,725
Shares redeemed	(8,886,709)	(11,665,459)	(69,878,626)	(99,063,161)
Net increase (decrease)	609,159	(2,706,682)	$5,196,623	$(23,240,212)
Class T
Shares sold	2,223,776	1,257,168	$17,651,040	$10,623,921
Reinvestment of distributions	697,558	870,505	5,497,671	7,314,998
Shares redeemed	(2,835,342)	(2,141,591)	(22,258,077)	(18,094,730)
Net increase (decrease)	85,992	(13,918)	$890,634	$(155,811)
Class B
Shares sold	83,526	85,249	$662,447	$721,402
Reinvestment of distributions	63,434	100,036	500,029	839,626
Shares redeemed	(452,168)	(581,043)	(3,571,342)	(4,909,278)
Net increase (decrease)	(305,208)	(395,758)	$(2,408,866)	$(3,348,250)
Class C
Shares sold	1,829,247	1,902,007	$14,452,719	$16,071,421
Reinvestment of distributions	825,771	1,062,043	6,508,315	8,914,818
Shares redeemed	(3,949,888)	(3,689,833)	(31,040,010)	(31,110,164)
Net increase (decrease)	(1,294,870)	(725,783)	$(10,078,976)	$(6,123,925)
Class I
Shares sold	16,049,250	10,381,048	$126,004,572	$88,482,449
Reinvestment of distributions	2,759,777	3,501,857	21,814,798	29,550,581
Shares redeemed	(11,797,192)	(14,208,713)	(92,713,393)	(120,994,714)
Net increase (decrease)	7,011,835	(325,808)	$55,105,977	$(2,961,684)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.03%
Actual		$1,000.00	$970.20	$5.11
Hypothetical-C		$1,000.00	$1,020.01	$5.24
Class T	1.05%
Actual		$1,000.00	$970.00	$5.21
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class B	1.71%
Actual		$1,000.00	$967.90	$8.48
Hypothetical-C		$1,000.00	$1,016.59	$8.69
Class C	1.79%
Actual		$1,000.00	$967.60	$8.88
Hypothetical-C		$1,000.00	$1,016.18	$9.10
Class I	.85%
Actual		$1,000.00	$971.20	$4.22
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $23,659,974 of distributions paid during the period January 1, 2015 to October 31, 2015, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2014, the total expense ratio of Class T ranked equal to its competitive median for 2014, and the total expense ratio of each of Class C and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHI-ANN-1215
1.728715.118

Fidelity® Floating Rate High Income Fund (A Class of Fidelity Advisor® Floating Rate High Income Fund) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Fidelity® Floating Rate High Income Fund	(0.36)%	2.97%	3.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Floating Rate High Income Fund, a class of the fund, on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$14,616	Fidelity® Floating Rate High Income Fund
$15,994	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans registered a positive return for the 12 months ending October 31, 2015, amid an environment of declining interest rates, falling commodities prices and global macroeconomic uncertainty. For the period, the S&P®/LSTA Leveraged Performing Loan Index gained 1.51%, outpacing high-yield bonds but trailing the broad investment-grade fixed-income market. Bank loans rose early in the period, but sharply declined in December as oil prices continued to fall on concern about global oversupply. Loans rebounded during 2015’s first quarter, bolstered by renewed investor demand amid lower bond yields globally and light supply of new loans. The asset class continued to perform well in April, benefiting from reduced supply, robust demand from collateralized loan obligations and moderating retail fund outflows. Loans retreated in June, hampered by increased global volatility partly fueled by the debt crisis in Greece, but still held up better than most other asset classes. Loan performance was negative in August and September, as investors retreated from riskier assets due to concerns about slowing growth in China and the potential impact the slowdown there could have on other economies. Loans effectively were flat in October, as investors grappled with the relative value of the asset class versus high-yield bonds.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, the S&P®/LSTA Leveraged Performing Loan Index. Performance versus the benchmark was hampered by security selection in nonferrous metals/minerals, primarily among coal companies, along with an overweighting in the lagging oil & gas industry, and adverse overall positioning in steel. The primary individual detractors were oil & gas exploration & production company Fieldwood Energy, bankrupt coal producer Walter Energy and iron ore mining firm Fortescue Metals Group. I reduced the fund's positions in Fieldwood Energy and Fortescue Metals Group. Concerning Walter Energy, since the fund's claim as a secured lender is impaired due to the firm's bankruptcy filing, we have exercised our rights as creditors, and continue to be involved in the restructuring, with the goal of maximizing the fund's recovery. On the plus side, not holding several poor-performing index components from the oil & gas group proved advantageous, as did largely avoiding drug-testing laboratory Millennium Health. I sold our small position in Millennium Health prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Community Health Systems, Inc.	3.1	3.1
Albertson's LLC	2.5	2.3
Charter Communications Operating LLC	1.9	1.1
Dell International LLC	1.8	1.5
HCA Holdings, Inc.	1.5	3.2
	10.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	11.5	9.5
Healthcare	10.4	10.7
Telecommunications	7.6	7.3
Gaming	6.8	6.7
Cable/Satellite TV	6.1	4.8

Quality Diversification (% of fund's net assets)

As of October 31, 2015
BBB	2.8%
BB	46.2%
B	38.9%
CCC,CC,C	3.4%
Not Rated	2.9%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.5%

As of April 30, 2015
BBB	3.2%
BB	49.5%
B	36.6%
CCC,CC,C	2.6%
Not Rated	2.8%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Bank Loan Obligations	87.0%
Nonconvertible Bonds	7.2%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 10.9%

As of April 30, 2015*
Bank Loan Obligations	87.8%
Nonconvertible Bonds	6.9%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

 * Foreign investments - 11.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Bank Loan Obligations - 87.0%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$9,321	$9,286
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (b)	111,369	109,790

TOTAL AEROSPACE		119,076

Automotive - 0.3%
Chrysler Group LLC Tranche B, term loan 3.5% 5/24/17 (b)	33,631	33,584
Automotive & Auto Parts - 0.8%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	17,229	17,164
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	16,709	14,913
Tranche 2LN, term loan 10% 11/27/21 (b)	24,370	21,849
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	9,900	9,276
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	19,867	19,619

TOTAL AUTOMOTIVE & AUTO PARTS		82,821

Broadcasting - 1.4%
Clear Channel Communications, Inc. Tranche D, term loan 6.9383% 1/30/19 (b)	53,720	44,907
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	14,888	14,832
Nielsen Finance LLC Tranche B 2LN, term loan 3.1961% 4/15/21 (b)	31,595	31,635
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	58,165	57,758

TOTAL BROADCASTING		149,132

Building Materials - 0.5%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	19,433	19,299
Jeld-Wen, Inc. Tranche B, term loan 5% 7/1/22 (b)	15,500	15,510
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	18,000	17,336

TOTAL BUILDING MATERIALS		52,145

Cable/Satellite TV - 5.7%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (b)	93,694	92,425
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	48,223	47,725
Tranche F, term loan 3% 1/3/21 (b)	76,372	75,561
Tranche H, term loan 3.25% 8/24/21 (b)	11,000	10,973
Tranche I, term loan 3.5% 1/24/23 (b)	71,970	71,869
CSC Holdings LLC:
Tranche B, term loan 2.6883% 4/17/20 (b)	38,093	38,062
Tranche B, term loan 5% 10/9/22 (b)	24,500	24,570
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	14,000	13,601
Numericable LLC:
Tranche B 1LN, term loan 4% 7/20/22 (b)	10,000	9,851
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	46,128	45,488
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	39,907	39,353
Tranche B 6LN, term loan 1/22/23 (c)	15,000	14,823
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (b)	27,000	26,528
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	23,863	23,718
WideOpenWest Finance LLC Tranche B, term loan 4.5% 4/1/19 (b)	9,950	9,772
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	25,146	24,744
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	16,204	15,945
Tranche B 3LN, term loan 3.5% 1/15/22 (b)	26,650	26,225

TOTAL CABLE/SATELLITE TV		611,233

Capital Goods - 0.8%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	4,516	4,471
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (b)	20,292	20,279
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4.25% 3/13/22 (b)	36,696	36,682
SRAM LLC. Tranche B, term loan 4.0169% 4/10/20 (b)	26,196	24,625

TOTAL CAPITAL GOODS		86,057

Chemicals - 1.7%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (b)	6,605	6,627
Tranche B 1LN, term loan 4.5% 6/12/21 (b)	13,864	13,837
MacDermid, Inc. Tranche B 1LN, term loan 4.5% 6/7/20 (b)	34,013	32,929
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	13,965	13,821
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	6,000	5,975
Styrolution U.S. Holding LLC Tranche B, term loan 6.5% 11/7/19 (b)	19,850	19,850
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	27,531	25,163
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	18,509	18,361
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	27,493	27,447
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	14,145	13,938

TOTAL CHEMICALS		177,948

Consumer Products - 0.6%
Prestige Brands, Inc. Tranche B 3LN, term loan 3.5% 9/3/21 (b)	3,232	3,230
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (b)	16,353	16,333
Tranche B, term loan 3.25% 11/19/17 (b)	8,347	8,333
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (b)	9,949	9,591
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (b)	497	497
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	27,375	27,153

TOTAL CONSUMER PRODUCTS		65,137

Containers - 2.3%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	54,796	54,693
Berry Plastics Corp.:
Tranche E, term loan 3.75% 1/6/21 (b)	8,592	8,581
Tranche F, term loan 4% 10/1/22 (b)	20,500	20,528
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (b)	88,666	87,825
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	13,561	13,590
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	13,199	12,539
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	12,120	12,131
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	1,445	1,440
Klockner Pentaplast of America Tranche B 1LN, term loan 5% 4/28/20 (b)	4,576	4,582
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.5% 12/1/18 (b)	24,560	24,601
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (b)	3,673	3,641

TOTAL CONTAINERS		244,151

Diversified Financial Services - 2.8%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	24,165	24,140
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/16/22 (b)	27,620	27,603
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (b)	51,095	51,063
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	9,410	8,928
Fly Funding II Sarl Tranche B, term loan 3.5% 8/9/19 (b)	13,774	13,684
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	73,390	73,390
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	12,689	12,562
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,875	22,398
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (b)	25,297	24,981
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	47,650	46,956

TOTAL DIVERSIFIED FINANCIAL SERVICES		305,705

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (b)	18,176	18,085
WMG Acquisition Corp. term loan 3.75% 7/1/20 (b)	22,628	21,993

TOTAL DIVERSIFIED MEDIA		40,078

Energy - 4.5%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	8,644	8,601
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (b)	21,110	21,071
Chelsea Petroleum Products I LLC Tranche B, term loan 7/22/22 (c)	8,000	7,930
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	20,320	19,914
CPI Acquisition, Inc. Tranche B, term loan 6.75% 8/17/22(b)	3,707	3,691
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	19,701	15,629
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	30,613	19,783
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	34,750	30,927
Tranche C, term loan 5.25% 3/14/21 (b)	2,549	2,268
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (b)	18,588	17,977
EP Energy LLC Tranche B 3LN, term loan 3.5% 5/24/18 (b)	34,928	31,057
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	14,012	14,047
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	43,770	35,962
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (b)	69,385	25,127
Tranche B 1LN, term loan 3.875% 9/30/18 (b)	32,844	28,796
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (b)	30,855	17,317
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (b)	22,238	21,626
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	15,686	15,500
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	21,527	11,589
Panda Sherman Power, LLC term loan 9% 9/14/18 (b)	19,806	17,826
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	11,000	9,460
Penn Products Terminals LLC Tranche B, term loan 4.75% 4/13/22 (b)	10,985	11,012
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	47,293	27,474
Sheridan Investment Partners I term loan 4.25% 12/16/20 (b)	37,994	22,797
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (b)	13,545	9,301
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (b)	5,285	3,171
Tranche M, term loan 4.25% 12/16/20 (b)	1,971	1,183
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	5,581	5,560
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	11,720	11,676
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (b)	21,924	21,321

TOTAL ENERGY		489,593

Entertainment/Film - 0.8%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	19,400	19,347
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	14,370	14,418
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	5,305	5,206
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3.25% 5/17/21 (b)	26,061	25,953
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (b)	9,167	9,159
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (b)	16,743	16,696

TOTAL ENTERTAINMENT/FILM		90,779

Environmental - 0.7%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	24,179	23,862
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	5,690	5,349
Tranche B 1LN, term loan 4% 12/18/20 (b)	34,093	33,249
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	10,808	10,753

TOTAL ENVIRONMENTAL		73,213

Food & Drug Retail - 3.0%
Albertson's LLC:
Tranche B 3LN, term loan 5% 8/25/19 (b)	61,425	61,348
Tranche B 4LN, term loan 5.5% 8/25/21 (b)	208,383	208,264
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (b)	15,284	15,093
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (b)	5,032	5,024
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	9,178	9,165
Rite Aid Corp. Tranche 2 LN2, term loan 4.875% 6/21/21 (b)	20,210	20,242
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (b)	8,608	8,588

TOTAL FOOD & DRUG RETAIL		327,724

Food/Beverage/Tobacco - 0.3%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (b)	3,000	2,970
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (b)	19,242	19,218
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (b)	8,266	8,275

TOTAL FOOD/BEVERAGE/TOBACCO		30,463

Gaming - 6.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	36,146	36,207
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (b)	21,923	21,930
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	128,175	121,105
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	177,583	155,682
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	19,092	19,102
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	47,496	47,526
5.5% 11/21/19 (b)	20,356	20,368
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (b)	34,227	33,747
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (b)	67,225	67,085
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 6/15/18 (b)	24,373	24,081
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (b)	4,446	4,438
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	50,578	49,345
Tranche B, term loan 6% 10/18/20 (b)	94,448	92,161
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (b)	15,406	15,406
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	13,418	13,016

TOTAL GAMING		721,199

Healthcare - 9.7%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	17,062	17,062
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	16,658	16,325
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	22,071	21,900
Community Health Systems, Inc.:
Tranche F, term loan 3.5752% 12/31/18 (b)	45,770	45,522
Tranche G, term loan 3.75% 12/31/19 (b)	56,892	56,617
Tranche H, term loan 4% 1/27/21 (b)	229,889	229,115
Concordia Healthcare Corp. Tranche B 1LN, term loan 5.25% 10/21/21 (b)	14,490	13,898
ConvaTec, Inc. Tranche B, term loan 4.25% 6/15/20 (b)	13,396	13,341
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (b)	62,636	62,774
Dialysis Newco, Inc. Tranche B 1LN, term loan 4.5% 4/23/21 (b)	7,204	7,175
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	13,162	13,044
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (b)	33,863	33,958
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (b)	21,272	21,183
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	63,000	61,848
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (b)	4,405	4,466
Grifols, S.A. Tranche B, term loan 3.1883% 2/27/21 (b)	44,305	44,201
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0766% 5/1/18 (b)	33,274	33,274
Tranche B 5LN, term loan 2.9383% 3/31/17 (b)	110,231	110,206
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	22,194	21,223
Hill-Rom Holdings, Inc. Tranche B, term loan 3.5% 9/8/22 (b)	10,168	10,175
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	48,878	48,118
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (b)	4,809	4,740
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	13,904	13,609
Pharmedium Healthcare Corp. Tranche B 1LN, term loan 4.25% 1/28/21 (b)	8,952	8,923
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 11/3/20 (b)	2,665	2,649
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (b)	5,545	5,594
Tranche B 2LN, term loan 4.25% 7/3/19 (b)	28,616	28,568
Valeant Pharmaceuticals International, Inc.:
Tranche B, term loan 4% 4/1/22 (b)	30,522	28,332
Tranche BC 2LN, term loan 3.75% 12/11/19 (b)	26,437	24,656
Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	37,598	34,975
Tranche E, term loan 3.75% 8/5/20 (b)	14,000	12,987

TOTAL HEALTHCARE		1,050,458

Homebuilders/Real Estate - 0.9%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (b)	19,950	19,738
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (b)	1,536	1,521
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (b)	80,373	80,313

TOTAL HOMEBUILDERS/REAL ESTATE		101,572

Hotels - 3.0%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	16,755	16,685
Tranche B 1LN, term loan 3.5% 6/27/20 (b)	50,536	50,047
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	165,262	165,520
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 3.75% 4/14/21 (b)	75,167	74,416
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	20,280	19,976

TOTAL HOTELS		326,644

Insurance - 0.4%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.5% 8/14/22 (b)	28,329	27,963
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	17,815	17,328

TOTAL INSURANCE		45,291

Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	28,363	25,314
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 7/24/20 (b)	13,912	13,898
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	39,750	39,444
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (b)	6,565	6,556

TOTAL LEISURE		85,212

Metals/Mining - 3.2%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	13,803	13,499
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	7,443	4,875
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	3,000	1,670
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	21,355	21,216
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	14,324	8,212
Fortescue Metals Group Ltd. Tranche B, term loan 4.25% 6/30/19(b)	163,355	137,860
Murray Energy Corp.:
Tranche B 1LN, term loan 7% 4/16/17 (b)	9,037	6,620
Tranche B 2LN, term loan 7.5% 4/16/20 (b)	95,944	62,004
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (b)	20,000	18,150
Tranche B 1LN, term loan 4.25% 7/19/19 (b)	11,396	10,897
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (b)	34,348	22,040
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (b)	17,958	16,671
Walter Energy, Inc. Tranche B, term loan 5.8% 4/1/18 (b)	73,216	22,148

TOTAL METALS/MINING		345,862

Publishing/Printing - 1.4%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (b)	43,906	43,588
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	75,652	50,516
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	17,112	16,856
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 4.75% 3/22/19 (b)	15,855	15,841
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	24,572	24,081

TOTAL PUBLISHING/PRINTING		150,882

Restaurants - 0.5%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	18,927	18,958
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (b)	8,213	8,211
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	28,527	28,432

TOTAL RESTAURANTS		55,601

Services - 5.0%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	2,000	1,949
ARAMARK Corp.:
Credit-Linked Deposit 3.693% 7/26/16 (b)	1,573	1,557
Tranche F, term loan 3.25% 2/24/21 (b)	55,946	55,795
3.693% 7/26/16 (b)	2,051	2,030
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (b)	9,676	9,644
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	19,502	18,009
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (b)	22,970	22,999
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	23,265	17,449
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	35,364	34,907
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (b)	51,798	51,258
Tranche B, term loan 3.75% 3/11/18 (b)	21,295	21,275
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	23,607	23,063
Tranche 2LN, term loan 7.5% 7/25/22 (b)	5,490	5,047
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	15,000	14,719
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	3,000	2,940
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	157,507	134,012
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	36,358	34,768
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	19,281	18,992
On Assignment, Inc. Tranche B, term loan 3.75% 6/5/22 (b)	8,458	8,460
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (b)	4,913	4,874
Tranche B 1LN, term loan 4.5% 12/3/20 (b)	5,905	5,912
Science Applications International Corp. Tranche B, term loan 3.75% 5/4/22 (b)	10,945	10,948
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	35,167	35,140

TOTAL SERVICES		535,747

Steel - 0.1%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (b)	7,196	6,980
Super Retail - 5.1%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	32,995	32,851
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	4,000	3,948
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	20,110	19,535
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	39,004	38,614
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19(b)	9,640	8,178
Dollar Tree, Inc. Tranche B 1LN, term loan 3.5% 3/9/22 (b)	39,900	39,950
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	36,163	34,740
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (b)	41,408	30,352
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	17,489	17,396
6% 5/22/18 (b)	91,772	91,427
Party City Holdings, Inc. Tranche B, term loan 4.25% 8/19/22 (b)	36,215	36,197
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (b)	34,791	34,689
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	59,700	59,668
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	66,312	64,219
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (b)	6,566	4,555
Staples, Inc. Tranche B, term loan 4/24/21 (c)	35,000	34,809

TOTAL SUPER RETAIL		551,128

Technology - 11.0%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (b)	21,911	21,953
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (b)	14,039	13,920
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	3,630	3,489
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	29,928	29,920
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	21,565	21,394
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	19,161	17,183
5% 9/10/20 (b)	128,238	115,293
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (b)	10,442	10,407
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (b)	51,391	51,211
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (b)	199,000	198,889
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	34,414	34,181
First Data Corp.:
term loan 3.697% 3/24/17 (b)	59,529	59,371
Tranche B, term loan:
3.697% 3/24/18 (b)	43,000	42,647
3.697% 9/24/18 (b)	40,000	39,700
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (b)	52,440	52,379
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (b)	27,401	26,990
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (b)	14,029	13,623
Tranche B 5LN, term loan 3.75% 6/3/20 (b)	33,977	33,032
Informatica Corp. Tranche B, term loan 4.5% 8/6/22 (b)	24,779	24,428
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	24,845	25,104
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	32,103	32,015
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 8.713% 10/16/23 (b)	6,000	5,910
Tranche B 1LN, term loan 5% 10/16/22 (b)	10,000	9,867
Nuance Communications, Inc. Tranche C, term loan 2.94% 8/7/19 (b)	16,210	16,000
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	14,233	13,747
Tranche 2LN, term loan 8% 4/9/22 (b)	11,500	11,040
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	35,000	34,923
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	38,734	38,831
Tranche B 2LN, term loan 4% 7/8/22 (b)	5,993	6,008
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9447% 2/28/17 (b)	32,706	32,665
Tranche E, term loan 4% 3/8/20 (b)	30,917	30,878
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (b)	9,598	8,614
4% 4/23/19 (b)	19,390	17,524
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	6,830	6,819
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	10,985	10,976
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	40,013	37,412
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (b)	19,811	19,831
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (b)	22,085	22,063

TOTAL TECHNOLOGY		1,190,237

Telecommunications - 6.4%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (b)	143,362	143,327
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (b)	61,570	61,544
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.875% 3/31/17 (b)	4,499	4,207
Tranche D 2LN, term loan 3.8266% 3/31/19 (b)	28,061	26,237
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (b)	7,258	7,230
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	13,045	13,050
FPL FiberNet, LLC. Tranche A, term loan 3.5872% 7/22/19 (b)	19,500	19,500
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	24,875	24,603
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	117,070	113,307
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	18,400	18,354
Tranche B 3LN, term loan 4% 8/1/19 (b)	13,330	13,361
Tranche B 4LN, term loan 4% 1/15/20 (b)	68,000	68,119
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	3,868	3,758
Tranche B 1LN, term loan 4% 4/11/20 (b)	51,364	50,529
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	18,554	17,951
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (b)	34,563	34,287
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	6,635	3,937
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	34,101	25,291
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	7,876	7,807
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (b)	36,476	36,146

TOTAL TELECOMMUNICATIONS		692,545

Transportation Ex Air/Rail - 0.2%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (b)	22,057	20,866
Utilities - 4.9%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	2,274	2,249
6.375% 8/13/19 (b)	34,216	33,840
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (b)	83,840	81,493
Tranche B 2LN, term loan 3.25% 1/31/22 (b)	29,167	28,401
Calpine Corp.:
Tranche B 3LN, term loan 4% 10/9/19 (b)	24,742	24,761
Tranche B 5LN, term loan 3.5% 5/28/22 (b)	69,825	69,014
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (b)	13,623	13,513
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (b)	57,884	57,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	13,932	13,816
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	26,721	21,377
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	18,352	17,251
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	33,154	30,398
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	13,000	12,285
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (b)	25,422	24,694
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	7,283	6,457
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (b)	21,048	15,610
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (b)	5,092	5,072
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (b)	21,256	20,778
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	23,683	22,202
Veresen Midstream LP Tranche B, term loan 5.25% 3/31/22 (b)	24,099	23,998

TOTAL UTILITIES		525,057

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,842,093)		9,384,120

Nonconvertible Bonds - 7.2%
Banks & Thrifts - 0.7%
Ally Financial, Inc.:
2.9952% 7/18/16 (b)	75,000	74,878
3.125% 1/15/16	4,000	4,005

TOTAL BANKS & THRIFTS		78,883

Broadcasting - 0.3%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,625
Clear Channel Communications, Inc. 9% 12/15/19	8,677	7,343
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,204
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,670

TOTAL BROADCASTING		28,842

Building Materials - 0.1%
CEMEX S.A.B. de CV 5.0705% 10/15/18 (b)(d)	10,000	10,225
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,108
5.25% 3/15/21	13,070	13,495
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	10,829
Lynx I Corp. 5.375% 4/15/21 (d)	4,500	4,725
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,825

TOTAL CABLE/SATELLITE TV		47,982

Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	2,235
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	4,975
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.3372% 12/15/19 (b)(d)	42,330	41,695
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	58,325	60,658

TOTAL CONTAINERS		102,353

Diversified Financial Services - 0.8%
CIT Group, Inc. 5% 5/15/17	7,000	7,214
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,939
4.875% 3/15/19	15,000	15,342
International Lease Finance Corp.:
2.2872% 6/15/16 (b)	29,485	29,429
3.875% 4/15/18	7,000	7,105
6.25% 5/15/19	10,000	10,875

TOTAL DIVERSIFIED FINANCIAL SERVICES		88,904

Diversified Media - 0.2%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,459

TOTAL DIVERSIFIED MEDIA		19,743

Energy - 0.6%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.8037% 8/1/19 (b)(d)	35,115	19,050
Chesapeake Energy Corp. 3.5705% 4/15/19 (b)	29,720	19,169
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	9,800
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,070
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,357
Western Refining, Inc. 6.25% 4/1/21	5,305	5,278

TOTAL ENERGY		61,724

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,201
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	3,900
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,363
Healthcare - 0.7%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	10,957
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,647
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,438
Tenet Healthcare Corp.:
3.8372% 6/15/20 (b)(d)	17,895	17,761
4.75% 6/1/20	8,680	8,810

TOTAL HEALTHCARE		71,613

Homebuilders/Real Estate - 0.2%
CBRE Group, Inc. 5% 3/15/23	17,990	18,273
Metals/Mining - 0.0%
Murray Energy Corp. 11.25% 4/15/21 (d)	9,000	2,408
Peabody Energy Corp. 6% 11/15/18	5,000	875

TOTAL METALS/MINING		3,283

Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	8,643
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.0744% 12/1/17 (b)	14,410	14,489
Technology - 0.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	26,828
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,424
5.75% 3/15/23 (d)	5,000	5,263

TOTAL TECHNOLOGY		54,569

Telecommunications - 1.2%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,331
7.875% 12/15/19 (d)	4,000	4,178
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,116
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,513
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	15,800
Level 3 Financing, Inc. 3.9142% 1/15/18 (b)	15,000	15,113
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,256
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,320
6.9% 5/1/19	5,000	4,800
Sprint Communications, Inc.:
6% 11/15/22	30,000	25,635
9% 11/15/18 (d)	3,000	3,298
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,045

TOTAL TELECOMMUNICATIONS		128,405

Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (d)(e)	8,728	9,350
NRG Energy, Inc. 6.625% 3/15/23	4,000	3,720
The AES Corp. 3.3244% 6/1/19 (b)	4,435	4,226

TOTAL UTILITIES		17,296

TOTAL NONCONVERTIBLE BONDS
(Cost $817,133)		778,901
	Shares	Value (000s)

Common Stocks - 0.3%
Broadcasting - 0.1%
Cumulus Media, Inc. Class A (f)	231,058	106
ION Media Networks, Inc.	2,842	1,943

TOTAL BROADCASTING		2,049

Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,851
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (f)	289,870	487
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (f)	48,650	1,581
Paper - 0.0%
White Birch Cayman Holdings Ltd. (f)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19(f)(g)	13,699	110
Telecommunications - 0.0%
FairPoint Communications, Inc. (f)	34,287	550
Utilities - 0.0%
Calpine Corp. (f)	20,715	321
TOTAL COMMON STOCKS
(Cost $14,688)		27,949

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 0.18% (h)
(Cost $561,718)	561,718,142	561,718
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $11,235,632)		10,752,688
NET OTHER ASSETS (LIABILITIES) - 0.3%		31,812
NET ASSETS - 100%		$10,784,500

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $271,881,000 or 2.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $110,000 or 0.0% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$26

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,005
Total	$1,005

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,740	$106	$110	$3,524
Financials	487	--	--	487
Materials	22,851	22,851	--	--
Telecommunication Services	550	550	--	--
Utilities	321	321	--	--
Bank Loan Obligations	9,384,120	--	9,332,655	51,465
Corporate Bonds	778,901	--	778,901	--
Money Market Funds	561,718	561,718	--	--
Total Investments in Securities:	$10,752,688	$585,546	$10,111,666	$55,476

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Luxembourg	3.9%
Australia	1.9%
Netherlands	1.8%
Canada	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,673,914)	$10,190,970
Fidelity Central Funds (cost $561,718)	561,718
Total Investments (cost $11,235,632)		$10,752,688
Cash		7,360
Receivable for investments sold		77,820
Receivable for fund shares sold		9,171
Interest receivable		58,927
Distributions receivable from Fidelity Central Funds		89
Prepaid expenses		32
Total assets		10,906,087
Liabilities
Payable for investments purchased	$91,901
Payable for fund shares redeemed	13,831
Distributions payable	8,421
Accrued management fee	5,080
Distribution and service plan fees payable	789
Other affiliated payables	1,433
Other payables and accrued expenses	132
Total liabilities		121,587
Net Assets		$10,784,500
Net Assets consist of:
Paid in capital		$11,363,197
Undistributed net investment income		38,133
Accumulated undistributed net realized gain (loss) on investments		(133,886)
Net unrealized appreciation (depreciation) on investments		(482,944)
Net Assets		$10,784,500
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($863,204 ÷ 91,675 shares)		$9.42
Maximum offering price per share (100/97.25 of $9.42)		$9.69
Class T:
Net Asset Value and redemption price per share ($194,674 ÷ 20,706 shares)		$9.40
Maximum offering price per share (100/97.25 of $9.40)		$9.67
Class B:
Net Asset Value and offering price per share ($11,184 ÷ 1,190 shares)(a)		$9.40
Class C:
Net Asset Value and offering price per share ($670,759 ÷ 71,254 shares)(a)		$9.41
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,615,341 ÷ 703,533 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($2,429,338 ÷ 258,566 shares)		$9.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$1,131
Interest		584,890
Income from Fidelity Central Funds		1,005
Total income		587,026
Expenses
Management fee	$68,014
Transfer agent fees	16,425
Distribution and service plan fees	10,403
Accounting fees and expenses	1,659
Custodian fees and expenses	145
Independent trustees' compensation	53
Registration fees	265
Audit	173
Legal	34
Miscellaneous	103
Total expenses before reductions	97,274
Expense reductions	(70)	97,204
Net investment income (loss)		489,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(176,848)
Total net realized gain (loss)		(176,848)
Change in net unrealized appreciation (depreciation) on investment securities		(378,925)
Net gain (loss)		(555,773)
Net increase (decrease) in net assets resulting from operations		$(65,951)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$489,822	$533,044
Net realized gain (loss)	(176,848)	33,692
Change in net unrealized appreciation (depreciation)	(378,925)	(219,514)
Net increase (decrease) in net assets resulting from operations	(65,951)	347,222
Distributions to shareholders from net investment income	(448,829)	(519,702)
Distributions to shareholders from net realized gain	(58,045)	(57,139)
Total distributions	(506,874)	(576,841)
Share transactions - net increase (decrease)	(3,268,839)	(610,631)
Redemption fees	858	671
Total increase (decrease) in net assets	(3,840,806)	(839,579)
Net Assets
Beginning of period	14,625,306	15,464,885
End of period (including undistributed net investment income of $38,133 and undistributed net investment income of $67,963, respectively)	$10,784,500	$14,625,306

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.79
Income from Investment Operations
Net investment income (loss)A	.375	.317	.310	.340	.317
Net realized and unrealized gain (loss)	(.425)	(.114)	.070	.195	(.080)
Total from investment operations	(.050)	.203	.380	.535	.237
Distributions from net investment income	(.341)	(.307)	(.282)	(.325)	(.298)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.381)	(.343)	(.331)	(.325)	(.298)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.42	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(.53)%	2.05%	3.89%	5.60%	2.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.99%	.99%	1.00%
Expenses net of fee waivers, if any	.98%	.98%	.99%	.99%	1.00%
Expenses net of all reductions	.98%	.98%	.99%	.99%	1.00%
Net investment income (loss)	3.86%	3.17%	3.11%	3.47%	3.25%
Supplemental Data
Net assets, end of period (in millions)	$863	$1,185	$1,681	$1,305	$1,587
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.365	.306	.299	.330	.312
Net realized and unrealized gain (loss)	(.434)	(.112)	.071	.195	(.070)
Total from investment operations	(.069)	.194	.370	.525	.242
Distributions from net investment income	(.332)	(.298)	(.272)	(.315)	(.293)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.372)	(.334)	(.321)	(.315)	(.293)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC,D	(.72)%	1.96%	3.79%	5.50%	2.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of fee waivers, if any	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of all reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Net investment income (loss)	3.77%	3.08%	3.01%	3.37%	3.19%
Supplemental Data
Net assets, end of period (in millions)	$195	$240	$272	$241	$271
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.328	.264	.256	.288	.266
Net realized and unrealized gain (loss)	(.425)	(.123)	.071	.195	(.070)
Total from investment operations	(.097)	.141	.327	.483	.196
Distributions from net investment income	(.294)	(.255)	(.229)	(.273)	(.247)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.334)	(.291)	(.278)	(.273)	(.247)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.98	$9.93	$9.72
Total ReturnC,D	(1.01)%	1.42%	3.35%	5.05%	2.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of fee waivers, if any	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of all reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Net investment income (loss)	3.38%	2.64%	2.58%	2.94%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$11	$17	$23	$24	$32
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.78
Income from Investment Operations
Net investment income (loss)A	.301	.241	.235	.267	.244
Net realized and unrealized gain (loss)	(.434)	(.113)	.070	.195	(.070)
Total from investment operations	(.133)	.128	.305	.462	.174
Distributions from net investment income	(.268)	(.232)	(.207)	(.252)	(.225)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.308)	(.268)	(.256)	(.252)	(.225)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.41	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(1.38)%	1.29%	3.11%	4.81%	1.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of fee waivers, if any	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of all reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Net investment income (loss)	3.10%	2.41%	2.35%	2.72%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$671	$835	$960	$806	$852
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate High Income Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.401	.344	.337	.368	.345
Net realized and unrealized gain (loss)	(.435)	(.113)	.071	.195	(.070)
Total from investment operations	(.034)	.231	.408	.563	.275
Distributions from net investment income	(.367)	(.335)	(.310)	(.353)	(.326)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.407)	(.371)	(.359)	(.353)	(.326)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC	(.36)%	2.34%	4.19%	5.91%	2.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.69%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.71%	.71%
Expenses net of all reductions	.70%	.69%	.70%	.71%	.71%
Net investment income (loss)	4.14%	3.45%	3.39%	3.75%	3.53%
Supplemental Data
Net assets, end of period (in millions)	$6,615	$9,032	$8,882	$5,720	$5,399
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.97	$9.92	$9.71	$9.77
Income from Investment Operations
Net investment income (loss)A	.396	.339	.332	.363	.341
Net realized and unrealized gain (loss)	(.424)	(.113)	.071	.196	(.079)
Total from investment operations	(.028)	.226	.403	.559	.262
Distributions from net investment income	(.363)	(.330)	(.305)	(.349)	(.323)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.403)	(.366)	(.354)	(.349)	(.323)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.97	$9.92	$9.71
Total ReturnC	(.30)%	2.29%	4.15%	5.87%	2.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.75%	.75%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.75%
Net investment income (loss)	4.10%	3.40%	3.34%	3.71%	3.50%
Supplemental Data
Net assets, end of period (in millions)	$2,429	$3,317	$3,646	$2,510	$1,992
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$68,242
Gross unrealized depreciation	(528,196)
Net unrealized appreciation (depreciation) on securities	$(459,954)
Tax Cost	$11,212,642

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,080
Capital loss carryforward	$(133,822)
Net unrealized appreciation (depreciation) on securities and other investments	$(459,954)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(23,762)
Long-term	(110,060)
Total capital loss carryforward	$(133,822)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$474,949	$ 576,841
Long-term Capital Gains	31,925	–
Total	$506,874	$ 576,841

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $2,976,419 and $6,221,861, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,410	$–
Class T	-%	.25%	534	1
Class B	.55%	.15%	97	76
Class C	.75%	.25%	7,362	507
			$10,403	$584

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33
Class T	5
Class B(a)	17
Class C(a)	52
$107

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,423.15
Class T	505.24
Class B	24.18
Class C	1,123.15
Fidelity Floating Rate High Income Fund	8,778.12
Class I	4,572.16
	$ 16,425

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27 and a portion of class-level operating expenses as follows:

Amount
Fidelity Floating Rate High Income Fund	$5
Class I	–(a)
$5

 (a) In the amount of less than five hundred dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$33,971	$47,339
Class T	7,344	7,875
Class B	423	519
Class C	20,389	21,575
Fidelity Floating Rate High Income Fund	280,321	321,211
Class I	106,381	121,183
Total	$448,829	$519,702
From net realized gain
Class A	$4,660	$6,085
Class T	949	983
Class B	67	81
Class C	3,316	3,472
Fidelity Floating Rate High Income Fund	35,966	33,019
Class I	13,087	13,499
Total	$58,045	$57,139

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	14,549	32,788	$140,420	$327,152
Reinvestment of distributions	3,585	4,526	34,673	45,087
Shares redeemed	(46,740)	(85,268)	(452,094)	(849,518)
Net increase (decrease)	(28,606)	(47,954)	$(277,001)	$(477,279)
Class T
Shares sold	2,073	3,546	$20,042	$35,348
Reinvestment of distributions	799	806	7,716	8,018
Shares redeemed	(6,523)	(7,285)	(63,018)	(72,473)
Net increase (decrease)	(3,651)	(2,933)	$(35,260)	$(29,107)
Class B
Shares sold	106	199	$1,023	$1,993
Reinvestment of distributions	44	50	429	494
Shares redeemed	(682)	(838)	(6,588)	(8,343)
Net increase (decrease)	(532)	(589)	$(5,136)	$(5,856)
Class C
Shares sold	7,045	12,315	$68,101	$122,843
Reinvestment of distributions	1,955	1,906	18,899	18,981
Shares redeemed	(22,521)	(25,513)	(217,845)	(254,028)
Net increase (decrease)	(13,521)	(11,292)	$(130,845)	$(112,204)
Fidelity Floating Rate High Income Fund
Shares sold	148,966	320,632	$1,441,402	$3,194,510
Reinvestment of distributions	26,586	29,181	256,678	290,182
Shares redeemed	(390,276)	(321,413)	(3,761,603)	(3,193,979)
Net increase (decrease)	(214,724)	28,400	$(2,063,523)	$290,713
Class I
Shares sold	66,570	123,632	$643,823	$1,230,573
Reinvestment of distributions	7,469	7,408	72,034	73,620
Shares redeemed	(152,936)	(159,132)	(1,472,931)	(1,581,091)
Net increase (decrease)	(78,897)	(28,092)	$(757,074)	$(276,898)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Floating Rate High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	.97%
Actual		$1,000.00	$978.60	$4.84
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class T	1.06%
Actual		$1,000.00	$977.10	$5.28
Hypothetical-C		$1,000.00	$1,019.86	$5.40
Class B	1.44%
Actual		$1,000.00	$976.20	$7.17
Hypothetical-C		$1,000.00	$1,017.95	$7.32
Class C	1.72%
Actual		$1,000.00	$973.80	$8.56
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$1,000.00	$978.80	$3.49
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class I	.74%
Actual		$1,000.00	$979.60	$3.69
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $311,211,646 of distributions paid during the period January 1, 2015 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class I, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class C ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Fidelity Advisor® High Income Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(0.94)%	5.45%	6.23%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,309	Fidelity Advisor® High Income Fund - Class I
$20,646	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds posted a low single-digit decline for the 12 months ending October 31, 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield sectors. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -2.03% the past year. Energy declined sharply, while more-defensive industry groups showed relative strength. High-yield began losing momentum early in the period amid plunging oil prices due to lukewarm demand and a surge in U.S. production. The energy-heavy index continued to trend lower through the end of 2014, then briefly reversed course early in the new year, as oil prices rebounded in the spring, as did expectations that the U.S. Federal Reserve might hold off a bit longer on raising interest rates. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp decline in June. The high-yield market slipped further through the end of September, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off for the asset class, as oil prices fell below $40 per barrel before rebounding slightly. The high-yield market then rebounded alongside equities in October, as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Matthew Conti:  For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Relative to the benchmark, strong security selection in energy, along with a sizable overweighting in the strong-performing air transportation group, fueled the fund's outperformance. Bond picks in super retail, telecommunications, utilities and diversified financial services also notably aided relative performance. From a credit-quality perspective, the fund benefited from solid selections across all major credit-rating tiers within the high-yield market. The top individual contributors were global telecom-equipment maker Alcatel-Lucent, retailer JCPenney and United Kingdom-based Barclays Bank. On the downside, security selection in metals/mining was the primary detractor, mainly due to positions in three coal producers that underperformed the benchmark: CONSOL Energy, Peabody Energy and Murray Energy. I sold our investment in Peabody Energy due to increasing risk of the firm defaulting on its bonds. I actively reduced our allocation to Murray Energy, but still had a small position at period end. In terms of positioning shifts, I increased the fund's allocations to banks & thrifts and telecommunications, the latter of which was the fund's largest sector allocation at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
APX Group, Inc.	2.3	1.9
JC Penney Corp., Inc.	1.9	1.4
Dynegy, Inc.	1.9	1.5
Tenet Healthcare Corp.	1.9	1.6
Sprint Capital Corp.	1.8	2.0
	9.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	12.5	12.0
Energy	11.5	10.4
Utilities	7.0	6.6
Diversified Financial Services	6.5	6.1
Technology	5.8	4.0

Quality Diversification (% of fund's net assets)

As of October 31, 2015
AAA,AA,A	0.1%
BBB	2.1%
BB	32.3%
B	44.9%
CCC,CC,C	16.1%
Not Rated	1.5%
Short-Term Investments and Net Other Assets	3.0%

As of April 30, 2015
BBB	0.9%
BB	32.4%
B	48.2%
CCC,CC,C	13.7%
Not Rated	0.5%
Short-Term Investments and Net Other Assets	4.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Nonconvertible Bonds	82.9%
Bank Loan Obligations	7.9%
Other Investments	6.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.0%

 * Foreign investments - 25.5%

As of April 30, 2015 *
Nonconvertible Bonds	85.3%
Bank Loan Obligations	6.2%
Other Investments	4.2%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 27.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 82.9%
	Principal Amount	Value
Aerospace - 0.2%
Orbital ATK, Inc. 5.5% 10/1/23 (a)	$1,070,000	$1,118,150
TransDigm, Inc. 6.5% 5/15/25 (a)	705,000	716,456

TOTAL AEROSPACE		1,834,606

Air Transportation - 3.5%
Air Canada 6.625% 5/15/18 (a)	3,205,000	3,276,472
Air Canada Trust Series 2015-1 equipment trust certificate Class C, 5% 9/15/20 (a)	1,635,000	1,589,711
Allegiant Travel Co. 5.5% 7/15/19	725,000	740,225
American Airlines Group, Inc.:
4.625% 3/1/20 (a)	1,355,000	1,343,144
5.5% 10/1/19 (a)	2,775,000	2,818,013
American Airlines, Inc. pass-thru certificates equipment trust certificate 5.625% 1/15/21 (a)	278,745	281,533
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	929,677	1,027,293
6.125% 4/29/18	345,000	355,488
6.25% 10/11/21	1,698,556	1,783,484
9.25% 5/10/17	924,697	998,672
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (a)	1,375,000	1,385,313
6.75% 5/23/17	1,375,000	1,378,438
8.021% 8/10/22	940,024	1,057,527
U.S. Airways Group, Inc. 6.125% 6/1/18	1,180,000	1,225,725
U.S. Airways pass-thru certificates:
Series 2012-2C, 5.45% 6/3/18	2,215,000	2,242,688
Series 2013-1 Class B, 5.375% 5/15/23	435,108	444,898
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	833,401	883,405
9.75% 1/15/17	660,569	705,158
12% 1/15/16 (a)	111,222	113,724
United Continental Holdings, Inc.:
6% 12/1/20	2,635,000	2,786,513
6.375% 6/1/18	185,000	195,638

TOTAL AIR TRANSPORTATION		26,633,062

Automotive & Auto Parts - 0.2%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	1,175,000	1,186,750
ZF North America Capital, Inc. 4.75% 4/29/25 (a)	555,000	544,594

TOTAL AUTOMOTIVE & AUTO PARTS		1,731,344

Banks & Thrifts - 0.1%
Ocwen Financial Corp. 7.125% 5/15/19 (a)(b)	880,000	803,000
Broadcasting - 1.7%
Clear Channel Communications, Inc.:
5.5% 12/15/16	8,420,000	7,662,200
6.875% 6/15/18	135,000	116,100
9% 12/15/19	1,230,000	1,040,888
10% 1/15/18	3,000,000	1,590,000
iHeartCommunications, Inc. 10.625% 3/15/23	1,370,000	1,150,800
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,425,000	1,400,063

TOTAL BROADCASTING		12,960,051

Building Materials - 1.6%
Beacon Roofing Supply, Inc. 6.375% 10/1/23 (a)	545,000	573,613
Building Materials Corp. of America:
5.375% 11/15/24 (a)	1,955,000	2,011,206
6% 10/15/25 (a)	1,700,000	1,806,250
Building Materials Holding Corp. 9% 9/15/18 (a)	2,790,000	2,955,726
CEMEX Finance LLC 6% 4/1/24 (a)	1,190,000	1,136,450
CEMEX S.A.B. de CV:
6.125% 5/5/25 (a)	1,365,000	1,293,338
6.5% 12/10/19 (a)	750,000	761,250
USG Corp. 5.5% 3/1/25 (a)	1,610,000	1,656,288

TOTAL BUILDING MATERIALS		12,194,121

Cable/Satellite TV - 1.9%
Altice SA:
5.375% 7/15/23 (a)	1,330,000	1,345,960
7.75% 7/15/25 (a)	935,000	899,938
7.75% 7/15/25 (a)	840,000	808,500
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	555,000	556,388
5.125% 5/1/23 (a)	2,210,000	2,215,525
5.875% 5/1/27 (a)	820,000	820,000
Midcontinent Communications & Midcontinent Finance Corp. 6.875% 8/15/23 (a)	2,245,000	2,303,931
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (a)	1,465,000	1,540,081
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (a)(b)	205,000	199,619
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (a)	3,930,000	3,821,925

TOTAL CABLE/SATELLITE TV		14,511,867

Capital Goods - 0.6%
General Cable Corp. 5.75% 10/1/22 (b)	955,000	823,688
J.B. Poindexter & Co., Inc. 9% 4/1/22 (a)	3,615,000	3,822,863

TOTAL CAPITAL GOODS		4,646,551

Chemicals - 1.3%
Blue Cube Spinco, Inc. 9.75% 10/15/23 (a)	930,000	1,002,075
Evolution Escrow Issuer LLC 7.5% 3/15/22 (a)	2,100,000	1,485,750
LSB Industries, Inc. 7.75% 8/1/19	1,085,000	1,026,681
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	3,740,000	3,721,300
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	1,230,000	1,045,500
The Chemours Company LLC 6.625% 5/15/23 (a)	2,115,000	1,578,319

TOTAL CHEMICALS		9,859,625

Containers - 2.0%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (a)(b)	1,872,838	1,901,223
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
3.3372% 12/15/19 (a)(b)	2,450,000	2,413,250
7% 11/15/20 (a)	903,529	905,788
Ball Corp. 5.25% 7/1/25	1,750,000	1,778,438
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (a)	1,800,000	1,809,000
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (a)	710,000	608,825
Owens-Brockway Glass Container, Inc.:
5.875% 8/15/23 (a)	1,135,000	1,204,519
6.375% 8/15/25 (a)	1,135,000	1,208,775
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	3,455,000	3,593,200

TOTAL CONTAINERS		15,423,018

Diversified Financial Services - 5.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.25% 7/1/20	1,585,000	1,622,644
4.625% 7/1/22	1,410,000	1,439,963
Aircastle Ltd. 5.125% 3/15/21	1,535,000	1,619,425
FLY Leasing Ltd.:
6.375% 10/15/21	1,470,000	1,514,100
6.75% 12/15/20	2,710,000	2,845,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19	1,195,000	1,222,246
5.875% 2/1/22	7,155,000	7,369,650
6% 8/1/20	4,635,000	4,837,781
ILFC E-Capital Trust I 4.57% 12/21/65 (a)(b)	2,555,000	2,356,988
ILFC E-Capital Trust II 6.25% 12/21/65 (a)(b)	3,870,000	3,608,775
Navient Corp.:
5% 10/26/20	575,000	538,344
5.875% 3/25/21	1,135,000	1,073,994
5.875% 10/25/24	1,785,000	1,593,113
SLM Corp.:
4.875% 6/17/19	4,765,000	4,610,138
5.5% 1/15/19	2,080,000	2,067,000
5.5% 1/25/23	550,000	495,688
6.125% 3/25/24	700,000	631,750

TOTAL DIVERSIFIED FINANCIAL SERVICES		39,447,099

Diversified Media - 0.9%
MDC Partners, Inc. 6.75% 4/1/20 (a)	4,575,000	4,655,063
WMG Acquisition Corp.:
6% 1/15/21 (a)	805,000	829,150
6.75% 4/15/22 (a)	1,162,000	1,074,850

TOTAL DIVERSIFIED MEDIA		6,559,063

Energy - 11.3%
Antero Resources Corp.:
5.125% 12/1/22	1,660,000	1,489,850
5.625% 6/1/23 (a)	690,000	634,800
Baytex Energy Corp.:
5.125% 6/1/21 (a)	550,000	462,000
5.625% 6/1/24 (a)	615,000	507,375
California Resources Corp. 5% 1/15/20	995,000	723,863
Chesapeake Energy Corp.:
4.875% 4/15/22	1,450,000	899,000
6.125% 2/15/21	1,285,000	841,547
6.5% 8/15/17	635,000	583,406
Citgo Holding, Inc. 10.75% 2/15/20 (a)	685,000	688,425
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,620,000	1,587,600
Consolidated Energy Finance SA 6.75% 10/15/19 (a)	8,424,000	8,381,880
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	75,000	73,688
Denbury Resources, Inc.:
5.5% 5/1/22	1,750,000	1,225,000
6.375% 8/15/21	1,555,000	1,135,150
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (a)	6,325,000	6,072,000
Energy Transfer Equity LP 5.5% 6/1/27	1,150,000	1,023,682
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23	2,520,000	1,896,300
9.375% 5/1/20	6,860,000	5,968,200
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	2,755,000	2,383,075
6% 10/1/22	965,000	815,425
Forbes Energy Services Ltd. 9% 6/15/19	2,510,000	1,694,250
Forum Energy Technologies, Inc. 6.25% 10/1/21	1,525,000	1,277,188
Genesis Energy LP/Genesis Energy Finance Corp. 6.75% 8/1/22	2,165,000	2,110,875
Gibson Energy, Inc. 6.75% 7/15/21 (a)	2,425,000	2,346,188
Halcon Resources Corp. 8.625% 2/1/20 (a)	2,570,000	2,216,625
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	925,000	837,125
5.75% 10/1/25 (a)	1,110,000	1,026,750
Hornbeck Offshore Services, Inc.:
5% 3/1/21	151,000	115,515
5.875% 4/1/20	800,000	644,000
Jupiter Resources, Inc. 8.5% 10/1/22 (a)	1,060,000	551,200
Noble Energy, Inc.:
5.625% 5/1/21	3,420,000	3,467,846
5.875% 6/1/24	520,000	522,154
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	3,540,000	3,601,950
Pacific Drilling V Ltd. 7.25% 12/1/17 (a)	1,515,000	1,030,200
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (a)	1,125,000	1,046,250
Rice Energy, Inc.:
6.25% 5/1/22	6,355,000	5,751,275
7.25% 5/1/23 (a)	1,945,000	1,799,125
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 11/15/23 (a)	1,940,000	1,649,000
Sabine Pass Liquefaction LLC:
5.625% 3/1/25 (a)	3,585,000	3,437,119
5.75% 5/15/24	3,025,000	2,919,125
SemGroup Corp. 7.5% 6/15/21	2,015,000	1,914,250
SM Energy Co. 6.5% 11/15/21	335,000	329,975
Sunoco LP / Sunoco Finance Corp.:
5.5% 8/1/20 (a)	1,680,000	1,722,000
6.375% 4/1/23 (a)	525,000	528,938
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.75% 3/15/24 (a)	1,685,000	1,657,619
Teine Energy Ltd. 6.875% 9/30/22 (a)	2,745,000	2,470,500
TerraForm Power Operating LLC:
5.875% 2/1/23 (a)	825,000	761,063
6.125% 6/15/25 (a)	245,000	220,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.125% 10/15/21	545,000	566,800
6.25% 10/15/22 (a)	505,000	525,200
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23	1,070,000	1,091,400

TOTAL ENERGY		87,224,271

Entertainment/Film - 0.2%
New Cotai LLC / New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	1,435,000	1,191,050
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	3,403,000	3,488,075
Food & Drug Retail - 0.6%
SUPERVALU, Inc.:
6.75% 6/1/21	2,960,000	2,863,800
7.75% 11/15/22	810,000	796,797
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (a)	1,120,000	1,159,200

TOTAL FOOD & DRUG RETAIL		4,819,797

Food/Beverage/Tobacco - 4.2%
ESAL GmbH 6.25% 2/5/23 (a)	9,440,000	9,204,000
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (a)	2,050,000	2,137,125
JBS Investments GmbH:
7.25% 4/3/24 (a)	1,865,000	1,916,288
7.75% 10/28/20 (a)	2,200,000	2,344,100
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	600,000	580,500
5.875% 7/15/24 (a)	1,530,000	1,499,400
7.25% 6/1/21 (a)	1,850,000	1,935,563
8.25% 2/1/20 (a)	4,220,000	4,420,450
Minerva Luxembourg SA 7.75% 1/31/23 (a)	6,140,000	6,063,250
Vector Group Ltd. 7.75% 2/15/21	2,105,000	2,247,088

TOTAL FOOD/BEVERAGE/TOBACCO		32,347,764

Gaming - 3.3%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22	1,950,000	1,613,625
Eldorado Resorts, Inc. 7% 8/1/23 (a)	1,255,000	1,270,688
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (a)	2,055,000	2,126,925
MCE Finance Ltd. 5% 2/15/21 (a)	4,550,000	4,260,165
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 8% 10/1/20	2,720,000	2,699,600
Scientific Games Corp.:
6.625% 5/15/21	6,355,000	4,416,725
7% 1/1/22 (a)	2,255,000	2,266,275
10% 12/1/22	2,310,000	2,044,350
Wynn Macau Ltd. 5.25% 10/15/21 (a)	5,190,000	4,748,850

TOTAL GAMING		25,447,203

Healthcare - 4.8%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (a)	420,000	391,650
Community Health Systems, Inc.:
6.875% 2/1/22	845,000	851,338
7.125% 7/15/20	1,730,000	1,773,250
Endo Finance LLC 5.375% 1/15/23 (a)	795,000	779,657
Endo Finance LLC/Endo Ltd./Endo Finco, Inc. 6% 7/15/23 (a)	990,000	990,000
HealthSouth Corp.:
5.125% 3/15/23	435,000	427,388
5.75% 11/1/24 (a)	510,000	510,000
5.75% 11/1/24	600,000	600,000
5.75% 9/15/25 (a)	3,030,000	3,016,744
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (a)	570,000	581,400
Horizon Pharma Financing, Inc. 6.625% 5/1/23 (a)	625,000	540,625
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (a)	780,000	780,975
Kindred Escrow Corp. II:
8% 1/15/20	3,570,000	3,694,950
8.75% 1/15/23	1,065,000	1,110,263
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.5% 4/15/25 (a)	330,000	300,198
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21	1,870,000	1,953,589
Tenet Healthcare Corp.:
5% 3/1/19	1,245,000	1,216,988
6.75% 6/15/23	2,940,000	2,917,950
8.125% 4/1/22	9,670,000	10,225,986
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (a)	2,370,000	2,061,900
5.875% 5/15/23 (a)	635,000	534,591
6.75% 8/15/18 (a)	1,215,000	1,172,597
7.5% 7/15/21 (a)	675,000	615,938

TOTAL HEALTHCARE		37,047,977

Homebuilders/Real Estate - 2.0%
Calatlantic Group, Inc. 5.875% 11/15/24	640,000	672,000
CBRE Group, Inc. 5% 3/15/23	2,530,000	2,569,810
Communications Sales & Leasing, Inc. 8.25% 10/15/23	740,000	684,130
Howard Hughes Corp. 6.875% 10/1/21 (a)	1,725,000	1,794,000
Lennar Corp. 4.875% 12/15/23	1,475,000	1,469,469
Meritage Homes Corp. 6% 6/1/25	990,000	1,014,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (a)	1,075,000	1,083,063
5.875% 4/15/23 (a)	760,000	769,500
TRI Pointe Homes, Inc.:
4.375% 6/15/19	550,000	546,563
5.875% 6/15/24	400,000	400,000
William Lyon Homes, Inc.:
5.75% 4/15/19	1,280,000	1,302,400
7% 8/15/22 (a)	405,000	419,681
7% 8/15/22	2,460,000	2,549,175

TOTAL HOMEBUILDERS/REAL ESTATE		15,274,541

Insurance - 0.3%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (a)	2,170,000	2,156,438
Leisure - 0.7%
24 Hour Holdings III LLC 8% 6/1/22 (a)	3,435,000	2,816,700
LTF Merger Sub, Inc. 8.5% 6/15/23 (a)	1,180,000	1,177,050
Speedway Motorsports, Inc. 5.125% 2/1/23	1,695,000	1,703,475

TOTAL LEISURE		5,697,225

Metals/Mining - 2.5%
CONSOL Energy, Inc.:
5.875% 4/15/22	4,615,000	2,918,988
8% 4/1/23 (a)	1,370,000	955,575
First Quantum Minerals Ltd.:
6.75% 2/15/20 (a)	3,740,000	2,847,075
7.25% 5/15/22 (a)	1,985,000	1,447,809
Lundin Mining Corp.:
7.5% 11/1/20 (a)	2,205,000	2,227,050
7.875% 11/1/22 (a)	3,090,000	3,097,107
Murray Energy Corp. 11.25% 4/15/21 (a)	3,965,000	1,060,638
New Gold, Inc. 6.25% 11/15/22 (a)	3,665,000	3,142,738
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (a)	1,555,000	1,457,813

TOTAL METALS/MINING		19,154,793

Paper - 0.5%
Sappi Papier Holding GmbH 6.625% 4/15/21 (a)	2,775,000	2,788,875
Xerium Technologies, Inc. 8.875% 6/15/18	835,000	851,700

TOTAL PAPER		3,640,575

Publishing/Printing - 1.3%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (b)	3,045,000	3,334,275
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (a)(b)	4,895,000	4,980,663
R.R. Donnelley & Sons Co.:
7% 2/15/22	700,000	687,750
7.875% 3/15/21	925,000	965,006

TOTAL PUBLISHING/PRINTING		9,967,694

Services - 3.8%
Abengoa Greenfield SA 6.5% 10/1/19 (a)	1,195,000	454,100
ADT Corp. 5.25% 3/15/20	1,210,000	1,282,600
APX Group, Inc.:
6.375% 12/1/19	10,315,000	10,031,338
8.75% 12/1/20	9,085,000	7,495,125
Audatex North America, Inc.:
6% 6/15/21 (a)	3,390,000	3,413,764
6.125% 11/1/23 (a)	1,125,000	1,132,031
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (a)	1,305,000	1,316,419
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (a)	1,400,000	1,267,000
Garda World Security Corp.:
7.25% 11/15/21 (a)	150,000	136,875
7.25% 11/15/21 (a)	390,000	355,875
The GEO Group, Inc. 5.875% 1/15/22	2,365,000	2,403,431

TOTAL SERVICES		29,288,558

Steel - 0.6%
JMC Steel Group, Inc. 8.25% 3/15/18 (a)	1,500,000	1,020,000
Steel Dynamics, Inc.:
5.125% 10/1/21	2,335,000	2,317,488
5.25% 4/15/23	1,280,000	1,244,800

TOTAL STEEL		4,582,288

Super Retail - 2.3%
Argos Merger Sub, Inc. 7.125% 3/15/23 (a)	3,405,000	3,583,763
JC Penney Corp., Inc.:
5.65% 6/1/20	11,081,000	10,139,115
7.4% 4/1/37	2,605,000	1,979,800
8.125% 10/1/19	1,110,000	1,104,450
L Brands, Inc. 6.875% 11/1/35 (a)	935,000	971,231

TOTAL SUPER RETAIL		17,778,359

Technology - 4.8%
ADT Corp.:
4.125% 6/15/23	715,000	688,188
6.25% 10/15/21	2,110,000	2,278,800
Blue Coat Systems, Inc. 8.375% 6/1/23 (a)	3,100,000	3,208,500
Brocade Communications Systems, Inc. 4.625% 1/15/23	1,970,000	1,920,750
Emdeon, Inc. 6% 2/15/21 (a)	665,000	652,531
Global Cash Access, Inc. 10% 1/15/22 (a)	1,935,000	1,760,850
Italics Merger Sub, Inc. 7.125% 7/15/23 (a)	1,415,000	1,403,666
Lucent Technologies, Inc.:
6.45% 3/15/29	9,535,000	10,071,344
6.5% 1/15/28	3,290,000	3,470,950
Micron Technology, Inc.:
5.25% 8/1/23 (a)	1,660,000	1,621,803
5.25% 1/15/24 (a)	1,100,000	1,053,250
5.5% 2/1/25	1,350,000	1,285,875
5.625% 1/15/26 (a)	2,640,000	2,481,600
5.875% 2/15/22	305,000	310,338
Nuance Communications, Inc. 5.375% 8/15/20 (a)	3,065,000	3,126,300
Sensata Technologies BV 5% 10/1/25 (a)	1,155,000	1,127,569
SS&C Technologies Holdings, Inc. 5.875% 7/15/23 (a)	615,000	645,750

TOTAL TECHNOLOGY		37,108,064

Telecommunications - 12.1%
Alcatel-Lucent U.S.A., Inc.:
6.75% 11/15/20 (a)	1,287,000	1,367,438
8.875% 1/1/20 (a)	2,035,000	2,200,344
Altice Financing SA:
6.5% 1/15/22 (a)	390,000	394,875
6.625% 2/15/23 (a)	2,410,000	2,416,025
Altice Finco SA:
7.625% 2/15/25 (a)	1,380,000	1,307,550
9.875% 12/15/20 (a)	6,195,000	6,644,138
Altice SA:
7.625% 2/15/25 (a)	2,230,000	2,050,485
7.75% 5/15/22 (a)	5,975,000	5,750,938
Columbus International, Inc. 7.375% 3/30/21 (a)	8,030,000	8,351,200
Digicel Group Ltd.:
6% 4/15/21 (a)	4,750,000	4,275,000
6.75% 3/1/23 (a)	1,135,000	1,021,500
7% 2/15/20 (a)	200,000	194,500
7.125% 4/1/22 (a)	2,855,000	2,355,375
8.25% 9/30/20 (a)	4,130,000	3,655,050
DigitalGlobe, Inc. 5.25% 2/1/21 (a)	5,545,000	4,988,171
FairPoint Communications, Inc. 8.75% 8/15/19 (a)	1,440,000	1,483,200
GCI, Inc. 6.875% 4/15/25	2,600,000	2,678,000
Intelsat Jackson Holdings SA:
5.5% 8/1/23	775,000	638,891
7.25% 10/15/20	1,405,000	1,282,063
Intelsat Luxembourg SA 7.75% 6/1/21	1,365,000	805,350
Level 3 Financing, Inc.:
5.125% 5/1/23 (a)	1,650,000	1,668,563
5.375% 8/15/22	1,930,000	1,963,775
5.375% 5/1/25 (a)	550,000	551,375
Millicom International Cellular SA 6% 3/15/25 (a)	4,165,000	3,425,713
Neptune Finco Corp.:
6.625% 10/15/25 (a)	760,000	799,900
10.125% 1/15/23 (a)	1,445,000	1,528,088
10.875% 10/15/25 (a)	1,445,000	1,542,538
Numericable Group SA:
4.875% 5/15/19 (a)	640,000	643,200
6% 5/15/22 (a)	2,475,000	2,481,188
6.25% 5/15/24 (a)	490,000	490,000
Sable International Finance Ltd. 6.875% 8/1/22 (a)	520,000	529,100
Sprint Capital Corp.:
6.875% 11/15/28	9,410,000	7,810,300
8.75% 3/15/32	6,995,000	6,295,500
Sprint Corp.:
7.625% 2/15/25	2,740,000	2,431,750
7.875% 9/15/23	1,360,000	1,258,000
T-Mobile U.S.A., Inc.:
6% 3/1/23	1,500,000	1,495,313
6.375% 3/1/25	2,375,000	2,380,938
6.464% 4/28/19	1,565,000	1,609,994

TOTAL TELECOMMUNICATIONS		92,765,328

Transportation Ex Air/Rail - 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	3,095,000	2,963,463
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	4,270,000	3,357,288
8.125% 2/15/19	1,870,000	1,365,100
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	860,000	723,475
OPE KAG Finance Sub, Inc. 7.875% 7/31/23 (a)	2,490,000	2,589,600

TOTAL TRANSPORTATION EX AIR/RAIL		10,998,926

Utilities - 6.6%
Calpine Corp.:
5.375% 1/15/23	1,750,000	1,673,438
5.75% 1/15/25	875,000	829,063
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	5,620,000	5,641,075
Dynegy, Inc.:
6.75% 11/1/19	4,885,000	4,872,788
7.375% 11/1/22	2,060,000	2,065,150
7.625% 11/1/24	8,005,000	8,025,013
Global Partners LP/GLP Finance Corp. 7% 6/15/23	2,205,000	2,072,700
NRG Energy, Inc.:
6.25% 7/15/22	2,105,000	1,936,600
6.25% 5/1/24	4,405,000	3,942,475
NSG Holdings II, LLC 7.75% 12/15/25 (a)	8,866,735	9,797,742
PPL Energy Supply LLC 6.5% 6/1/25 (a)	615,000	545,813
RJS Power Holdings LLC 5.125% 7/15/19 (a)	5,810,000	5,314,988
The AES Corp.:
4.875% 5/15/23	675,000	626,063
7.375% 7/1/21	3,445,000	3,668,925

TOTAL UTILITIES		51,011,833

TOTAL NONCONVERTIBLE BONDS
(Cost $667,230,725)		637,594,166
	Shares	Value

Common Stocks - 0.0%
Telecommunications - 0.0%
CUI Acquisition Corp. Class E,
(Cost $864,258)	1	92,258
	Principal Amount	Value

Bank Loan Obligations - 7.9%
Aerospace - 0.1%
TransDigm, Inc. Tranche D, term loan 3.75% 6/4/21 (b)	967,750	953,234
Broadcasting - 0.4%
Clear Channel Communications, Inc. Tranche D, term loan 6.9383% 1/30/19 (b)	3,645,000	3,047,001
Building Materials - 0.8%
Beacon Roofing Supply, Inc. Tranche B, term loan 4% 10/1/22 (b)	2,130,000	2,127,338
GYP Holdings III Corp.:
Tranche 1LN, term loan 4.75% 4/1/21 (b)	1,684,350	1,632,421
Tranche 2LN, term loan 7.75% 4/1/22 (b)	340,000	332,564
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	2,155,000	2,075,545

TOTAL BUILDING MATERIALS		6,167,868

Cable/Satellite TV - 0.8%
CSC Holdings LLC Tranche B, term loan 5% 10/9/22 (b)	2,250,000	2,256,435
Numericable LLC:
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	726,361	716,286
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	628,401	619,685
Tranche B 6LN, term loan 1/22/23 (c)	2,665,000	2,633,500

TOTAL CABLE/SATELLITE TV		6,225,906

Containers - 0.5%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	1,212,688	1,210,421
Signode Packaging Systems, Inc. Tranche B, term loan 3.75% 5/1/21 (b)	2,529,852	2,479,255

TOTAL CONTAINERS		3,689,676

Diversified Financial Services - 0.3%
IBC Capital U.S. LLC:
Tranche 2LN, term loan 8% 9/11/22 (b)	925,000	800,125
Tranche B 1LN, term loan 4.75% 9/11/21 (b)	233,825	210,541
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	882,482	869,616

TOTAL DIVERSIFIED FINANCIAL SERVICES		1,880,282

Energy - 0.2%
Chief Exploration & Development, LLC. Tranche 2LN, term loan 7.5% 5/16/21 (b)	645,000	510,840
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	1,354,320	1,074,423

TOTAL ENERGY		1,585,263

Food/Beverage/Tobacco - 0.2%
JBS U.S.A. LLC Tranche B, term loan 4% 9/18/22 (b)	1,650,000	1,651,007
Gaming - 0.3%
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	325,875	285,685
Eldorado Resorts, Inc. Tranche B, term loan 4.25% 7/23/22 (b)	149,625	149,438
Scientific Games Corp. Tranche B 2LN, term loan 6% 10/1/21 (b)	2,183,500	2,130,288

TOTAL GAMING		2,565,411

Healthcare - 0.5%
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	807,975	795,419
Pharmedium Healthcare Corp.:
Tranche 2LN, term loan 7.75% 1/28/22 (b)	1,180,000	1,182,454
Tranche B 1LN, term loan 4.25% 1/28/21 (b)	59,683	59,484
Valeant Pharmaceuticals International, Inc. Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	1,500,000	1,395,375

TOTAL HEALTHCARE		3,432,732

Leisure - 0.0%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	177,750	158,642
Publishing/Printing - 0.3%
Springer Science+Business Media Deutschland GmbH Tranche B 9LN, term loan 4.75% 8/14/20 (b)	2,021,225	2,001,013
Services - 1.5%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	2,539,763	2,345,318
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	2,033,594	1,525,195
Garda World Security Corp.:
term loan 4.0032% 11/8/20 (b)	2,834,085	2,756,147
Tranche DD, term loan 4.0032% 11/8/20 (b)	724,998	705,061
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	2,663,852	2,266,485
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	1,566,575	1,498,037

TOTAL SERVICES		11,096,243

Super Retail - 0.2%
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	93,813	93,314
6% 5/22/18 (b)	1,684,156	1,677,841

TOTAL SUPER RETAIL		1,771,155

Technology - 1.0%
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	1,320,000	1,309,546
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	1,205,000	1,196,866
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (b)	1,165,000	1,177,139
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 8.713% 10/16/23 (b)	470,000	462,950
Tranche B 1LN, term loan 5% 10/16/22 (b)	760,000	749,869
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	675,000	673,873
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	675,000	674,440
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	1,350,000	1,262,250

TOTAL TECHNOLOGY		7,506,933

Telecommunications - 0.4%
GTT Communications, Inc. Tranche B, term loan 6.25% 10/22/22 (b)	1,215,000	1,207,030
LTS Buyer LLC Tranche B 1LN, term loan 4% 4/11/20 (b)	2,169,452	2,134,198

TOTAL TELECOMMUNICATIONS		3,341,228

Utilities - 0.4%
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	472,231	377,785
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	3,120,000	2,948,400

TOTAL UTILITIES		3,326,185

TOTAL BANK LOAN OBLIGATIONS
(Cost $63,111,924)		60,399,779

Preferred Securities - 6.2%
Banks & Thrifts - 5.1%
BAC Capital Trust XIV 4% (b)(d)	630,000	480,515
Bank of America Corp.:
6.1% (b)(d)	2,485,000	2,531,696
6.25% (b)(d)	1,600,000	1,638,139
6.5% (b)(d)	635,000	664,596
Barclays Bank PLC 7.625% 11/21/22	4,405,000	5,179,646
Barclays PLC:
6.625% (b)(d)	2,830,000	2,816,909
8.25% (b)(d)	5,905,000	6,349,986
BNP Paribas SA 7.375% (a)(b)(d)	1,905,000	1,999,926
Credit Agricole SA 6.625% (a)(b)(d)	6,360,000	6,309,745
Deutsche Bank AG 7.5% (b)(d)	1,800,000	1,782,925
Goldman Sachs Group, Inc. 5.375% (b)(d)	1,650,000	1,679,859
JPMorgan Chase & Co.:
5.3% (b)(d)	1,650,000	1,701,104
6% (b)(d)	1,680,000	1,729,560
6.75% (b)(d)	975,000	1,074,328
Royal Bank of Scotland Group PLC:
7.5% (b)(d)	1,135,000	1,182,209
8% (b)(d)	565,000	594,399
Societe Generale 8% (a)(b)(d)	1,905,000	1,938,476

TOTAL BANKS & THRIFTS		39,654,018

Diversified Financial Services - 1.1%
American Express Co. 4.9% (b)(d)	1,145,000	1,117,894
Citigroup, Inc.:
5.875% (b)(d)	2,180,000	2,169,992
5.95% (b)(d)	1,135,000	1,147,646
5.95% (b)(d)	1,235,000	1,230,001
6.3% (b)(d)	2,680,000	2,728,651

TOTAL DIVERSIFIED FINANCIAL SERVICES		8,394,184

TOTAL PREFERRED SECURITIES
(Cost $46,772,970)		48,048,202
	Shares	Value

Money Market Funds - 2.6%
Fidelity Cash Central Fund, 0.18% (e)
(Cost $20,168,971)	20,168,971	20,168,971
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $798,148,848)		766,303,376
NET OTHER ASSETS (LIABILITIES) - 0.4%		3,290,352
NET ASSETS - 100%		$769,593,728

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $345,616,819 or 44.9% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,978

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$92,258	$--	$--	$92,258
Corporate Bonds	637,594,166	--	637,594,166	--
Bank Loan Obligations	60,399,779	--	60,399,779	--
Preferred Securities	48,048,202	--	48,048,202	--
Money Market Funds	20,168,971	20,168,971	--	--
Total Investments in Securities:	$766,303,376	$20,168,971	$746,042,147	$92,258

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.5%
Luxembourg	5.6%
Canada	4.9%
Bermuda	2.3%
United Kingdom	2.2%
Austria	2.1%
France	1.8%
Cayman Islands	1.2%
Marshall Islands	1.1%
Barbados	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $777,979,877)	$746,134,405
Fidelity Central Funds (cost $20,168,971)	20,168,971
Total Investments (cost $798,148,848)		$766,303,376
Cash		720,132
Receivable for investments sold		4,483,555
Receivable for fund shares sold		1,221,669
Interest receivable		12,625,549
Distributions receivable from Fidelity Central Funds		3,273
Prepaid expenses		2,056
Other receivables		2
Total assets		785,359,612
Liabilities
Payable for investments purchased	$11,952,282
Payable for fund shares redeemed	2,629,831
Distributions payable	469,148
Accrued management fee	354,320
Distribution and service plan fees payable	146,752
Other affiliated payables	154,715
Other payables and accrued expenses	58,836
Total liabilities		15,765,884
Net Assets		$769,593,728
Net Assets consist of:
Paid in capital		$815,660,008
Undistributed net investment income		968,618
Accumulated undistributed net realized gain (loss) on investments		(15,189,426)
Net unrealized appreciation (depreciation) on investments		(31,845,472)
Net Assets		$769,593,728
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($227,595,998 ÷ 29,906,178 shares)		$7.61
Maximum offering price per share (100/96.00 of $7.61)		$7.93
Class T:
Net Asset Value and redemption price per share ($79,378,563 ÷ 10,451,795 shares)		$7.59
Maximum offering price per share (100/96.00 of $7.59)		$7.91
Class B:
Net Asset Value and offering price per share ($6,107,736 ÷ 805,202 shares)(a)		$7.59
Class C:
Net Asset Value and offering price per share ($94,751,803 ÷ 12,488,402 shares)(a)		$7.59
Class I:
Net Asset Value, offering price and redemption price per share ($361,759,628 ÷ 47,449,478 shares)		$7.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,491,508
Interest		47,461,241
Income from Fidelity Central Funds		33,978
Total income		48,986,727
Expenses
Management fee	$4,235,229
Transfer agent fees	1,548,306
Distribution and service plan fees	1,870,184
Accounting fees and expenses	284,427
Custodian fees and expenses	16,091
Independent trustees' compensation	3,228
Registration fees	93,392
Audit	68,950
Legal	6,293
Miscellaneous	5,281
Total expenses before reductions	8,131,381
Expense reductions	(81,982)	8,049,399
Net investment income (loss)		40,937,328
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(15,332,048)
Change in net unrealized appreciation (depreciation) on investment securities		(36,538,640)
Net gain (loss)		(51,870,688)
Net increase (decrease) in net assets resulting from operations		$(10,933,360)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$40,937,328	$42,665,344
Net realized gain (loss)	(15,332,048)	19,130,548
Change in net unrealized appreciation (depreciation)	(36,538,640)	(24,730,423)
Net increase (decrease) in net assets resulting from operations	(10,933,360)	37,065,469
Distributions to shareholders from net investment income	(40,319,540)	(42,403,704)
Distributions to shareholders from net realized gain	(19,111,871)	(37,717,635)
Total distributions	(59,431,411)	(80,121,339)
Share transactions - net increase (decrease)	48,705,392	(35,829,882)
Redemption fees	50,007	52,404
Total increase (decrease) in net assets	(21,609,372)	(78,833,348)
Net Assets
Beginning of period	791,203,100	870,036,448
End of period (including undistributed net investment income of $968,618 and undistributed net investment income of $3,311,724, respectively)	$769,593,728	$791,203,100

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.33	$8.77	$8.73	$8.38	$8.59
Income from Investment Operations
Net investment income (loss)A	.430	.432	.473	.539	.581
Net realized and unrealized gain (loss)	(.523)	(.058)	.117	.411	(.204)
Total from investment operations	(.093)	.374	.590	.950	.377
Distributions from net investment income	(.424)	(.429)	(.457)	(.551)	(.589)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.628)	(.815)	(.551)	(.601)	(.589)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.61	$8.33	$8.77	$8.73	$8.38
Total ReturnB,C	(1.13)%	4.51%	6.99%	11.84%	4.53%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.03%	1.03%	1.03%	1.04%
Expenses net of fee waivers, if any	1.03%	1.03%	1.03%	1.03%	1.04%
Expenses net of all reductions	1.03%	1.03%	1.03%	1.03%	1.04%
Net investment income (loss)	5.45%	5.09%	5.40%	6.35%	6.82%
Supplemental Data
Net assets, end of period (000 omitted)	$227,596	$243,987	$280,769	$331,436	$264,110
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.31	$8.76	$8.72	$8.37	$8.57
Income from Investment Operations
Net investment income (loss)A	.428	.429	.469	.536	.578
Net realized and unrealized gain (loss)	(.524)	(.067)	.119	.411	(.193)
Total from investment operations	(.096)	.362	.588	.947	.385
Distributions from net investment income	(.421)	(.427)	(.455)	(.548)	(.587)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.625)	(.813)	(.549)	(.598)	(.587)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.31	$8.76	$8.72	$8.37
Total ReturnB,C	(1.16)%	4.38%	6.97%	11.83%	4.63%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.05%	1.05%	1.05%	1.06%	1.07%
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.06%	1.07%
Expenses net of all reductions	1.05%	1.05%	1.05%	1.06%	1.07%
Net investment income (loss)	5.43%	5.07%	5.38%	6.32%	6.79%
Supplemental Data
Net assets, end of period (000 omitted)	$79,379	$86,166	$90,901	$105,518	$92,746
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.30	$8.75	$8.71	$8.36	$8.57
Income from Investment Operations
Net investment income (loss)A	.377	.372	.408	.477	.521
Net realized and unrealized gain (loss)	(.516)	(.068)	.119	.412	(.204)
Total from investment operations	(.139)	.304	.527	.889	.317
Distributions from net investment income	(.368)	(.369)	(.394)	(.490)	(.529)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.572)	(.755)	(.488)	(.540)	(.529)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.30	$8.75	$8.71	$8.36
Total ReturnB,C	(1.70)%	3.67%	6.24%	11.08%	3.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.72%	1.73%	1.75%	1.76%	1.77%
Expenses net of fee waivers, if any	1.72%	1.73%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.72%	1.73%	1.75%	1.75%	1.75%
Net investment income (loss)	4.76%	4.38%	4.68%	5.64%	6.11%
Supplemental Data
Net assets, end of period (000 omitted)	$6,108	$9,218	$13,176	$17,309	$19,647
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.30	$8.75	$8.71	$8.36	$8.57
Income from Investment Operations
Net investment income (loss)A	.370	.365	.405	.474	.516
Net realized and unrealized gain (loss)	(.515)	(.066)	.119	.412	(.202)
Total from investment operations	(.145)	.299	.524	.886	.314
Distributions from net investment income	(.362)	(.364)	(.391)	(.487)	(.526)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.566)	(.750)	(.485)	(.537)	(.526)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.59	$8.30	$8.75	$8.71	$8.36
Total ReturnB,C	(1.78)%	3.60%	6.20%	11.03%	3.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.80%	1.80%	1.79%	1.79%	1.79%
Expenses net of fee waivers, if any	1.80%	1.80%	1.79%	1.79%	1.79%
Expenses net of all reductions	1.80%	1.80%	1.79%	1.79%	1.79%
Net investment income (loss)	4.68%	4.32%	4.64%	5.60%	6.08%
Supplemental Data
Net assets, end of period (000 omitted)	$94,752	$114,455	$126,952	$149,591	$120,710
Portfolio turnover rateF	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$8.34	$8.79	$8.75	$8.40	$8.60
Income from Investment Operations
Net investment income (loss)A	.445	.447	.489	.556	.598
Net realized and unrealized gain (loss)	(.523)	(.068)	.116	.409	(.195)
Total from investment operations	(.078)	.379	.605	.965	.403
Distributions from net investment income	(.439)	(.444)	(.472)	(.566)	(.605)
Distributions from net realized gain	(.204)	(.386)	(.094)	(.050)	–
Total distributions	(.643)	(.830)	(.566)	(.616)	(.605)
Redemption fees added to paid in capitalA	.001	.001	.001	.001	.002
Net asset value, end of period	$7.62	$8.34	$8.79	$8.75	$8.40
Total ReturnB	(.94)%	4.57%	7.16%	12.02%	4.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.87%	.87%	.87%	.88%	.88%
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%
Expenses net of all reductions	.85%	.85%	.85%	.85%	.85%
Net investment income (loss)	5.63%	5.27%	5.58%	6.54%	7.01%
Supplemental Data
Net assets, end of period (000 omitted)	$361,760	$337,377	$358,238	$423,792	$311,790
Portfolio turnover rateE	60%	79%	76%	48%	75%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$12,339,742
Gross unrealized depreciation	(42,641,550)
Net unrealized appreciation (depreciation) on securities	$(30,301,808)
Tax Cost	$796,605,184

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(15,156,764)
Net unrealized appreciation (depreciation) on securities and other investments	$(30,301,808)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,976,781)
Long-term	(6,179,983)
Total no expiration	$(15,156,764)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$43,036,424	$ 53,054,539
Long-term Capital Gains	16,394,987	27,066,800
Total	$59,431,411	$ 80,121,339

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $459,836,213 and $434,230,851, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$577,011	$10,207
Class T	-%	.25%	201,826	252
Class B	.65%	.25%	67,774	48,948
Class C	.75%	.25%	1,023,573	86,667
			$1,870,184	$146,074

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$21,827
Class T	5,629
Class B(a)	9,010
Class C(a)	12,836
$49,302

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 369,667.16
Class T	146,075.18
Class B	15,083.20
Class C	180,711.18
Class I	836,770.25
	$1,548,306

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,091 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class I	.85%	$79,352

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $781.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,849.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$12,376,871	$13,436,571
Class T	4,323,463	4,518,143
Class B	351,994	492,596
Class C	4,709,295	5,263,076
Class I	18,557,917	18,693,318
Total	$40,319,540	$42,403,704
From net realized gain
Class A	$5,903,417	$11,887,120
Class T	2,099,390	3,964,314
Class B	214,551	562,903
Class C	2,781,779	5,549,285
Class I	8,112,734	15,754,013
Total	$19,111,871	$37,717,635

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	7,395,806	6,439,376	$58,490,758	$54,608,224
Reinvestment of distributions	2,100,062	2,519,401	16,584,491	21,214,725
Shares redeemed	(8,886,709)	(11,665,459)	(69,878,626)	(99,063,161)
Net increase (decrease)	609,159	(2,706,682)	$5,196,623	$(23,240,212)
Class T
Shares sold	2,223,776	1,257,168	$17,651,040	$10,623,921
Reinvestment of distributions	697,558	870,505	5,497,671	7,314,998
Shares redeemed	(2,835,342)	(2,141,591)	(22,258,077)	(18,094,730)
Net increase (decrease)	85,992	(13,918)	$890,634	$(155,811)
Class B
Shares sold	83,526	85,249	$662,447	$721,402
Reinvestment of distributions	63,434	100,036	500,029	839,626
Shares redeemed	(452,168)	(581,043)	(3,571,342)	(4,909,278)
Net increase (decrease)	(305,208)	(395,758)	$(2,408,866)	$(3,348,250)
Class C
Shares sold	1,829,247	1,902,007	$14,452,719	$16,071,421
Reinvestment of distributions	825,771	1,062,043	6,508,315	8,914,818
Shares redeemed	(3,949,888)	(3,689,833)	(31,040,010)	(31,110,164)
Net increase (decrease)	(1,294,870)	(725,783)	$(10,078,976)	$(6,123,925)
Class I
Shares sold	16,049,250	10,381,048	$126,004,572	$88,482,449
Reinvestment of distributions	2,759,777	3,501,857	21,814,798	29,550,581
Shares redeemed	(11,797,192)	(14,208,713)	(92,713,393)	(120,994,714)
Net increase (decrease)	7,011,835	(325,808)	$55,105,977	$(2,961,684)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.03%
Actual		$1,000.00	$970.20	$5.11
Hypothetical-C		$1,000.00	$1,020.01	$5.24
Class T	1.05%
Actual		$1,000.00	$970.00	$5.21
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class B	1.71%
Actual		$1,000.00	$967.90	$8.48
Hypothetical-C		$1,000.00	$1,016.59	$8.69
Class C	1.79%
Actual		$1,000.00	$967.60	$8.88
Hypothetical-C		$1,000.00	$1,016.18	$9.10
Class I	.85%
Actual		$1,000.00	$971.20	$4.22
Hypothetical-C		$1,000.00	$1,020.92	$4.33

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $23,659,974 of distributions paid during the period January 1, 2015 to October 31, 2015, as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Class B ranked below its competitive median for 2014, the total expense ratio of Class T ranked equal to its competitive median for 2014, and the total expense ratio of each of Class C and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AHII-ANN-1215
1.728716.118

Fidelity Advisor® Floating Rate High Income Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	(0.30)%	2.92%	3.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Floating Rate High Income Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Period Ending Values
$14,567	Fidelity Advisor® Floating Rate High Income Fund - Class I
$15,994	S&P®/LSTA Leveraged Performing Loan Index

Management's Discussion of Fund Performance

Market Recap:  Floating-rate bank loans registered a positive return for the 12 months ending October 31, 2015, amid an environment of declining interest rates, falling commodities prices and global macroeconomic uncertainty. For the period, the S&P®/LSTA Leveraged Performing Loan Index gained 1.51%, outpacing high-yield bonds but trailing the broad investment-grade fixed-income market. Bank loans rose early in the period, but sharply declined in December as oil prices continued to fall on concern about global oversupply. Loans rebounded during 2015’s first quarter, bolstered by renewed investor demand amid lower bond yields globally and light supply of new loans. The asset class continued to perform well in April, benefiting from reduced supply, robust demand from collateralized loan obligations and moderating retail fund outflows. Loans retreated in June, hampered by increased global volatility partly fueled by the debt crisis in Greece, but still held up better than most other asset classes. Loan performance was negative in August and September, as investors retreated from riskier assets due to concerns about slowing growth in China and the potential impact the slowdown there could have on other economies. Loans effectively were flat in October, as investors grappled with the relative value of the asset class versus high-yield bonds.

Comments from Portfolio Manager Eric Mollenhauer:  For the year, the fund's share classes (excluding sales charges, if applicable) trailed the benchmark, the S&P®/LSTA Leveraged Performing Loan Index. Performance versus the benchmark was hampered by security selection in nonferrous metals/minerals, primarily among coal companies, along with an overweighting in the lagging oil & gas industry, and adverse overall positioning in steel. The primary individual detractors were oil & gas exploration & production company Fieldwood Energy, bankrupt coal producer Walter Energy and iron ore mining firm Fortescue Metals Group. I reduced the fund's positions in Fieldwood Energy and Fortescue Metals Group. Concerning Walter Energy, since the fund's claim as a secured lender is impaired due to the firm's bankruptcy filing, we have exercised our rights as creditors, and continue to be involved in the restructuring, with the goal of maximizing the fund's recovery. On the plus side, not holding several poor-performing index components from the oil & gas group proved advantageous, as did largely avoiding drug-testing laboratory Millennium Health. I sold our small position in Millennium Health prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Community Health Systems, Inc.	3.1	3.1
Albertson's LLC	2.5	2.3
Charter Communications Operating LLC	1.9	1.1
Dell International LLC	1.8	1.5
HCA Holdings, Inc.	1.5	3.2
	10.8

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Technology	11.5	9.5
Healthcare	10.4	10.7
Telecommunications	7.6	7.3
Gaming	6.8	6.7
Cable/Satellite TV	6.1	4.8

Quality Diversification (% of fund's net assets)

As of October 31, 2015
BBB	2.8%
BB	46.2%
B	38.9%
CCC,CC,C	3.4%
Not Rated	2.9%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.5%

As of April 30, 2015
BBB	3.2%
BB	49.5%
B	36.6%
CCC,CC,C	2.6%
Not Rated	2.8%
Equities	0.3%
Short-Term Investments and Net Other Assets	5.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015*
Bank Loan Obligations	87.0%
Nonconvertible Bonds	7.2%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments -10.9%

As of April 30, 2015*
Bank Loan Obligations	87.8%
Nonconvertible Bonds	6.9%
Common Stocks	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.0%

 * Foreign investments - 11.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Bank Loan Obligations - 87.0%(a)
	Principal Amount (000s)	Value (000s)
Aerospace - 1.1%
Gemini HDPE LLC Tranche B, term loan 4.75% 8/7/21 (b)	$9,321	$9,286
TransDigm, Inc. Tranche C, term loan 3.75% 2/28/20 (b)	111,369	109,790

TOTAL AEROSPACE		119,076

Automotive - 0.3%
Chrysler Group LLC Tranche B, term loan 3.5% 5/24/17 (b)	33,631	33,584
Automotive & Auto Parts - 0.8%
Chrysler Group LLC term loan 3.25% 12/31/18 (b)	17,229	17,164
North American Lifting Holdings, Inc.:
Tranche 1LN, term loan 5.5% 11/27/20 (b)	16,709	14,913
Tranche 2LN, term loan 10% 11/27/21 (b)	24,370	21,849
The Gates Corp. Tranche B 1LN, term loan 4.25% 7/3/21 (b)	9,900	9,276
Tower Automotive Holdings U.S.A. LLC term loan 4% 4/23/20 (b)	19,867	19,619

TOTAL AUTOMOTIVE & AUTO PARTS		82,821

Broadcasting - 1.4%
Clear Channel Communications, Inc. Tranche D, term loan 6.9383% 1/30/19 (b)	53,720	44,907
ION Media Networks, Inc. Tranche B, term loan 4.75% 12/18/20 (b)	14,888	14,832
Nielsen Finance LLC Tranche B 2LN, term loan 3.1961% 4/15/21 (b)	31,595	31,635
Univision Communications, Inc. Tranche C 4LN, term loan 4% 3/1/20 (b)	58,165	57,758

TOTAL BROADCASTING		149,132

Building Materials - 0.5%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 4/16/20 (b)	19,433	19,299
Jeld-Wen, Inc. Tranche B, term loan 5% 7/1/22 (b)	15,500	15,510
LBM Borrower LLC Tranche B 1LN, term loan 6.25% 8/20/22 (b)	18,000	17,336

TOTAL BUILDING MATERIALS		52,145

Cable/Satellite TV - 5.7%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (b)	93,694	92,425
Charter Communications Operating LLC:
Tranche E, term loan 3% 7/1/20 (b)	48,223	47,725
Tranche F, term loan 3% 1/3/21 (b)	76,372	75,561
Tranche H, term loan 3.25% 8/24/21 (b)	11,000	10,973
Tranche I, term loan 3.5% 1/24/23 (b)	71,970	71,869
CSC Holdings LLC:
Tranche B, term loan 2.6883% 4/17/20 (b)	38,093	38,062
Tranche B, term loan 5% 10/9/22 (b)	24,500	24,570
Liberty Cablevision of Puerto Rico Tranche 1LN, term loan 4.5% 1/7/22 (b)	14,000	13,601
Numericable LLC:
Tranche B 1LN, term loan 4% 7/20/22 (b)	10,000	9,851
Tranche B 1LN, term loan 4.5% 5/8/20 (b)	46,128	45,488
Tranche B 2LN, term loan 4.5% 5/8/20 (b)	39,907	39,353
Tranche B 6LN, term loan 1/22/23 (c)	15,000	14,823
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (b)	27,000	26,528
Virgin Media Investment Holdings Ltd. Tranche B, term loan 3.5% 6/30/23 (b)	23,863	23,718
WideOpenWest Finance LLC Tranche B, term loan 4.5% 4/1/19 (b)	9,950	9,772
Ziggo B.V.:
Tranche B 1LN, term loan 3.5% 1/15/22 (b)	25,146	24,744
Tranche B 2LN, term loan 3.5% 1/15/22 (b)	16,204	15,945
Tranche B 3LN, term loan 3.5% 1/15/22 (b)	26,650	26,225

TOTAL CABLE/SATELLITE TV		611,233

Capital Goods - 0.8%
Doncasters PLC Tranche B 2LN, term loan 9.5% 10/9/20 (b)	4,516	4,471
Doosan Infracore, Inc. Tranche B, term loan 4.5% 5/28/21 (b)	20,292	20,279
Onex Wizard U.S. Acquisition, Inc. Tranche B, term loan 4.25% 3/13/22 (b)	36,696	36,682
SRAM LLC. Tranche B, term loan 4.0169% 4/10/20 (b)	26,196	24,625

TOTAL CAPITAL GOODS		86,057

Chemicals - 1.7%
Arizona Chem U.S., Inc.:
Tranche 2LN, term loan 7.5% 6/12/22 (b)	6,605	6,627
Tranche B 1LN, term loan 4.5% 6/12/21 (b)	13,864	13,837
MacDermid, Inc. Tranche B 1LN, term loan 4.5% 6/7/20 (b)	34,013	32,929
Royal Holdings, Inc.:
Tranche B 1LN, term loan 4.5% 6/19/22 (b)	13,965	13,821
Tranche B 2LN, term loan 8.5% 6/19/23 (b)	6,000	5,975
Styrolution U.S. Holding LLC Tranche B, term loan 6.5% 11/7/19 (b)	19,850	19,850
The Chemours Co. LLC Tranche B, term loan 3.75% 5/12/22 (b)	27,531	25,163
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. Tranche B 1LN, term loan 4.25% 11/5/21 (b)	18,509	18,361
U.S. Coatings Acquisition, Inc. Tranche B, term loan 3.75% 2/1/20 (b)	27,493	27,447
Univar, Inc. Tranche B, term loan 4.25% 7/1/22 (b)	14,145	13,938

TOTAL CHEMICALS		177,948

Consumer Products - 0.6%
Prestige Brands, Inc. Tranche B 3LN, term loan 3.5% 9/3/21 (b)	3,232	3,230
Revlon Consumer Products Corp.:
term loan 4% 8/19/19 (b)	16,353	16,333
Tranche B, term loan 3.25% 11/19/17 (b)	8,347	8,333
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (b)	9,949	9,591
Tempur Sealy International, Inc. Tranche B, term loan 3.5% 3/18/20 (b)	497	497
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (b)	27,375	27,153

TOTAL CONSUMER PRODUCTS		65,137

Containers - 2.3%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 4% 12/17/19 (b)	54,796	54,693
Berry Plastics Corp.:
Tranche E, term loan 3.75% 1/6/21 (b)	8,592	8,581
Tranche F, term loan 4% 10/1/22 (b)	20,500	20,528
Berry Plastics Group, Inc. term loan 3.5% 2/8/20 (b)	88,666	87,825
BWAY Holding Co. Tranche B, term loan 5.5% 8/14/20 (b)	13,561	13,590
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (b)	13,199	12,539
Hostess Brands LLC:
Tranche B 1LN, term loan 4.5% 8/3/22 (b)	12,120	12,131
Tranche B 2LN, term loan 8.5% 8/3/23 (b)	1,445	1,440
Klockner Pentaplast of America Tranche B 1LN, term loan 5% 4/28/20 (b)	4,576	4,582
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.5% 12/1/18 (b)	24,560	24,601
Tricorbraun, Inc. Tranche B, term loan 4% 5/3/18 (b)	3,673	3,641

TOTAL CONTAINERS		244,151

Diversified Financial Services - 2.8%
AlixPartners LLP Tranche B, term loan 4.5% 7/28/22 (b)	24,165	24,140
Assuredpartners, Inc. Tranche B 1LN, term loan 5.75% 10/16/22 (b)	27,620	27,603
Delos Finance SARL Tranche B LN, term loan 3.5% 3/6/21 (b)	51,095	51,063
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (b)	9,410	8,928
Fly Funding II Sarl Tranche B, term loan 3.5% 8/9/19 (b)	13,774	13,684
Flying Fortress Holdings, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	73,390	73,390
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (b)	12,689	12,562
IBC Capital U.S. LLC Tranche B 1LN, term loan 4.75% 9/11/21 (b)	24,875	22,398
LPL Holdings, Inc. Tranche B, term loan 3.25% 3/29/19 (b)	25,297	24,981
TransUnion LLC Tranche B 2LN, term loan 3.5% 4/9/21 (b)	47,650	46,956

TOTAL DIVERSIFIED FINANCIAL SERVICES		305,705

Diversified Media - 0.4%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (b)	18,176	18,085
WMG Acquisition Corp. term loan 3.75% 7/1/20 (b)	22,628	21,993

TOTAL DIVERSIFIED MEDIA		40,078

Energy - 4.5%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (b)	8,644	8,601
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (b)	21,110	21,071
Chelsea Petroleum Products I LLC Tranche B, term loan 7/22/22 (c)	8,000	7,930
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (b)	20,320	19,914
CPI Acquisition, Inc. Tranche B, term loan 6.75% 8/17/22(b)	3,707	3,691
Crestwood Holdings Partners LLC Tranche B, term loan 7% 6/19/19 (b)	19,701	15,629
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (b)	30,613	19,783
Empire Generating Co. LLC:
Tranche B, term loan 5.25% 3/14/21 (b)	34,750	30,927
Tranche C, term loan 5.25% 3/14/21 (b)	2,549	2,268
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (b)	18,588	17,977
EP Energy LLC Tranche B 3LN, term loan 3.5% 5/24/18 (b)	34,928	31,057
ExGen Renewables I, LLC Tranche B term loan 5.25% 2/6/21 (b)	14,012	14,047
Expro Finservices S.a.r.l. Tranche B, term loan 5.75% 9/2/21 (b)	43,770	35,962
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (b)	69,385	25,127
Tranche B 1LN, term loan 3.875% 9/30/18 (b)	32,844	28,796
Floatel International Ltd. Tranche B, term loan 6% 6/27/20 (b)	30,855	17,317
MRC Global, Inc. Tranche B, term loan 4.75% 11/9/19 (b)	22,238	21,626
Overseas Shipholding Group, Inc. Tranche B, term loan 5.25% 8/5/19 (b)	15,686	15,500
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (b)	21,527	11,589
Panda Sherman Power, LLC term loan 9% 9/14/18 (b)	19,806	17,826
Panda Temple Power, LLC term loan 7.25% 4/3/19 (b)	11,000	9,460
Penn Products Terminals LLC Tranche B, term loan 4.75% 4/13/22 (b)	10,985	11,012
Seadrill Operating LP Tranche B, term loan 4% 2/21/21 (b)	47,293	27,474
Sheridan Investment Partners I term loan 4.25% 12/16/20 (b)	37,994	22,797
Sheridan Investment Partners I, LLC Tranche B 2LN, term loan 4.25% 10/1/19 (b)	13,545	9,301
Sheridan Production Partners I:
Tranche A, term loan 4.25% 12/16/20 (b)	5,285	3,171
Tranche M, term loan 4.25% 12/16/20 (b)	1,971	1,183
Targa Resources Corp. term loan 5.75% 2/27/22 (b)	5,581	5,560
TPF II Power, LLC Tranche B, term loan 5.5% 10/2/21 (b)	11,720	11,676
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (b)	21,924	21,321

TOTAL ENERGY		489,593

Entertainment/Film - 0.8%
AMC Entertainment, Inc. Tranche B, term loan 3.5% 4/30/20 (b)	19,400	19,347
CDS U.S. Intermediate Holdings, Inc.:
Tranche B 1LN, term loan 5% 7/8/22 (b)	14,370	14,418
Tranche B 2LN, term loan 9.25% 7/8/23 (b)	5,305	5,206
Digital Cinema Implementation Partners,LLC Tranche B, term loan 3.25% 5/17/21 (b)	26,061	25,953
Live Nation Entertainment, Inc. Tranche B, term loan 3.5% 8/16/20 (b)	9,167	9,159
William Morris Endeavor Entertainment, LLC. Tranche B 1LN, term loan 5.25% 5/6/21 (b)	16,743	16,696

TOTAL ENTERTAINMENT/FILM		90,779

Environmental - 0.7%
ADS Waste Holdings, Inc. Tranche B 2LN, term loan 3.75% 10/9/19 (b)	24,179	23,862
The Brickman Group, Ltd.:
Tranche 2LN, term loan 7.5% 12/18/21 (b)	5,690	5,349
Tranche B 1LN, term loan 4% 12/18/20 (b)	34,093	33,249
WTG Holdings III Corp. Tranche B 1LN, term loan 4.75% 1/15/21 (b)	10,808	10,753

TOTAL ENVIRONMENTAL		73,213

Food & Drug Retail - 3.0%
Albertson's LLC:
Tranche B 3LN, term loan 5% 8/25/19 (b)	61,425	61,348
Tranche B 4LN, term loan 5.5% 8/25/21 (b)	208,383	208,264
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (b)	15,284	15,093
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (b)	5,032	5,024
PRA Holdings, Inc. Tranche B, term loan 4.5% 9/23/20 (b)	9,178	9,165
Rite Aid Corp. Tranche 2 LN2, term loan 4.875% 6/21/21 (b)	20,210	20,242
SUPERVALU, Inc. Tranche B, term loan 4.5% 3/21/19 (b)	8,608	8,588

TOTAL FOOD & DRUG RETAIL		327,724

Food/Beverage/Tobacco - 0.3%
AdvancePierre Foods, Inc. Tranche 2LN, term loan 9.5% 10/10/17 (b)	3,000	2,970
JBS U.S.A. LLC Tranche B, term loan 3.75% 5/25/18 (b)	19,242	19,218
Post Holdings, Inc. Tranche B, term loan 3.75% 6/2/21 (b)	8,266	8,275

TOTAL FOOD/BEVERAGE/TOBACCO		30,463

Gaming - 6.7%
Aristocrat International (Pty) Ltd. Tranche B, term loan 4.75% 10/20/21 (b)	36,146	36,207
Boyd Gaming Corp. Tranche B, term loan 4% 8/14/20 (b)	21,923	21,930
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (b)	128,175	121,105
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (b)	177,583	155,682
CityCenter Holdings LLC Tranche B, term loan 4.25% 10/16/20 (b)	19,092	19,102
Golden Nugget, Inc. Tranche B, term loan:
5.5% 11/21/19 (b)	47,496	47,526
5.5% 11/21/19 (b)	20,356	20,368
Las Vegas Sands LLC Tranche B, term loan 3.25% 12/19/20 (b)	34,227	33,747
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (b)	67,225	67,085
Mohegan Tribal Gaming Authority Tranche B, term loan 5.5% 6/15/18 (b)	24,373	24,081
Pinnacle Entertainment, Inc. Tranche B 2LN, term loan 3.75% 8/13/20 (b)	4,446	4,438
Scientific Games Corp.:
Tranche B 2LN, term loan 6% 10/1/21 (b)	50,578	49,345
Tranche B, term loan 6% 10/18/20 (b)	94,448	92,161
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (b)	15,406	15,406
Yonkers Racing Corp. Tranche B 1LN, term loan 4.25% 8/20/19 (b)	13,418	13,016

TOTAL GAMING		721,199

Healthcare - 9.7%
Alere, Inc. Tranche B, term loan 4.25% 6/18/22 (b)	17,062	17,062
Alvogen Pharma U.S., Inc. Tranche B 1LN, term loan 6% 4/2/22 (b)	16,658	16,325
AmSurg Corp. Tranche B, term loan 3.5% 7/16/21 (b)	22,071	21,900
Community Health Systems, Inc.:
Tranche F, term loan 3.5752% 12/31/18 (b)	45,770	45,522
Tranche G, term loan 3.75% 12/31/19 (b)	56,892	56,617
Tranche H, term loan 4% 1/27/21 (b)	229,889	229,115
Concordia Healthcare Corp. Tranche B 1LN, term loan 5.25% 10/21/21 (b)	14,490	13,898
ConvaTec, Inc. Tranche B, term loan 4.25% 6/15/20 (b)	13,396	13,341
DaVita HealthCare Partners, Inc. Tranche B, term loan 3.5% 6/24/21 (b)	62,636	62,774
Dialysis Newco, Inc. Tranche B 1LN, term loan 4.5% 4/23/21 (b)	7,204	7,175
DJO Finance LLC Tranche B 1LN, term loan 4.25% 6/7/20 (b)	13,162	13,044
Drumm Investors LLC Tranche B, term loan 6.75% 5/4/18 (b)	33,863	33,958
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (b)	21,272	21,183
Endo Pharmaceuticals, Inc. Tranche B, term loan 3.75% 9/25/22 (b)	63,000	61,848
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (b)	4,405	4,466
Grifols, S.A. Tranche B, term loan 3.1883% 2/27/21 (b)	44,305	44,201
HCA Holdings, Inc.:
Tranche B 4LN, term loan 3.0766% 5/1/18 (b)	33,274	33,274
Tranche B 5LN, term loan 2.9383% 3/31/17 (b)	110,231	110,206
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (b)	22,194	21,223
Hill-Rom Holdings, Inc. Tranche B, term loan 3.5% 9/8/22 (b)	10,168	10,175
Jaguar Holding Co. II / Pharmaceutical Product Development LLC Tranche B, term loan 4.25% 8/18/22 (b)	48,878	48,118
MPH Acquisition Holdings LLC Tranche B, term loan 3.75% 3/31/21 (b)	4,809	4,740
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (b)	13,904	13,609
Pharmedium Healthcare Corp. Tranche B 1LN, term loan 4.25% 1/28/21 (b)	8,952	8,923
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 5.25% 11/3/20 (b)	2,665	2,649
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (b)	5,545	5,594
Tranche B 2LN, term loan 4.25% 7/3/19 (b)	28,616	28,568
Valeant Pharmaceuticals International, Inc.:
Tranche B, term loan 4% 4/1/22 (b)	30,522	28,332
Tranche BC 2LN, term loan 3.75% 12/11/19 (b)	26,437	24,656
Tranche BD 2LN, term loan 3.5% 2/13/19 (b)	37,598	34,975
Tranche E, term loan 3.75% 8/5/20 (b)	14,000	12,987

TOTAL HEALTHCARE		1,050,458

Homebuilders/Real Estate - 0.9%
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 4.25% 11/4/21 (b)	19,950	19,738
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (b)	1,536	1,521
Realogy Group LLC Tranche B, term loan 3.75% 3/5/20 (b)	80,373	80,313

TOTAL HOMEBUILDERS/REAL ESTATE		101,572

Hotels - 3.0%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (b)	16,755	16,685
Tranche B 1LN, term loan 3.5% 6/27/20 (b)	50,536	50,047
Hilton Worldwide Finance, LLC Tranche B, term loan 3.5% 10/25/20 (b)	165,262	165,520
La Quinta Intermediate Holdings LLC Tranche B LN, Tranche B, term loan 3.75% 4/14/21 (b)	75,167	74,416
Playa Resorts Holding BV Tranche B, term loan 4% 8/9/19 (b)	20,280	19,976

TOTAL HOTELS		326,644

Insurance - 0.4%
Alliant Holdings Intermediate LLC Tranche B, term loan 4.5% 8/14/22 (b)	28,329	27,963
HUB International Ltd. Tranche B 1LN, term loan 4% 10/2/20 (b)	17,815	17,328

TOTAL INSURANCE		45,291

Leisure - 0.8%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 4.75% 5/30/21 (b)	28,363	25,314
ClubCorp Club Operations, Inc. Tranche B, term loan 4.25% 7/24/20 (b)	13,912	13,898
LTF Merger Sub, Inc. Tranche B, term loan 4.25% 6/10/22 (b)	39,750	39,444
Planet Fitness Holdings, LLC. Tranche B, term loan 4.75% 3/31/21 (b)	6,565	6,556

TOTAL LEISURE		85,212

Metals/Mining - 3.2%
American Rock Salt Co. LLC Tranche B 1LN, term loan 4.75% 5/20/21 (b)	13,803	13,499
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 12/19/19 (b)	7,443	4,875
Tranche B 2LN, term loan 8.75% 12/19/20 (b)	3,000	1,670
Doncasters Group, LLC Tranche B 1LN, term loan 4.5% 4/9/20 (b)	21,355	21,216
Fairmount Minerals Ltd. Tranche B 2LN, term loan 4.5% 9/5/19 (b)	14,324	8,212
Fortescue Metals Group Ltd. Tranche B, term loan 4.25% 6/30/19(b)	163,355	137,860
Murray Energy Corp.:
Tranche B 1LN, term loan 7% 4/16/17 (b)	9,037	6,620
Tranche B 2LN, term loan 7.5% 4/16/20 (b)	95,944	62,004
Oxbow Carbon LLC:
Tranche 2LN, term loan 8% 1/19/20 (b)	20,000	18,150
Tranche B 1LN, term loan 4.25% 7/19/19 (b)	11,396	10,897
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (b)	34,348	22,040
U.S. Silica Co. Tranche B, term loan 4% 7/23/20 (b)	17,958	16,671
Walter Energy, Inc. Tranche B, term loan 5.8% 4/1/18 (b)	73,216	22,148

TOTAL METALS/MINING		345,862

Publishing/Printing - 1.4%
Cengage Learning Acquisitions, Inc. Tranche 1LN, term loan 7% 3/31/20 (b)	43,906	43,588
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (b)	75,652	50,516
Houghton Mifflin Harcourt Publishing, Inc. Tranche B, term loan 4% 5/29/21 (b)	17,112	16,856
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 4.75% 3/22/19 (b)	15,855	15,841
Merrill Communications LLC Tranche B, term loan 6.25% 6/1/22 (b)	24,572	24,081

TOTAL PUBLISHING/PRINTING		150,882

Restaurants - 0.5%
Burger King Worldwide, Inc. Tranche B, term loan 3.75% 12/12/21 (b)	18,927	18,958
Landry's Restaurants, Inc. Tranche B, term loan 4% 4/24/18 (b)	8,213	8,211
Red Lobster Hospitality LLC Tranche B, term loan 6.25% 7/28/21 (b)	28,527	28,432

TOTAL RESTAURANTS		55,601

Services - 5.0%
Acosta, Inc. Tranche B, term loan 4.25% 9/26/21 (b)	2,000	1,949
ARAMARK Corp.:
Credit-Linked Deposit 3.693% 7/26/16 (b)	1,573	1,557
Tranche F, term loan 3.25% 2/24/21 (b)	55,946	55,795
3.693% 7/26/16 (b)	2,051	2,030
Avis Budget Group, Inc. Tranche B, term loan 3% 3/15/19 (b)	9,676	9,644
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (b)	19,502	18,009
Bright Horizons Family Solutions, Inc. Tranche B, term loan 3.7501% 1/30/20 (b)	22,970	22,999
Cactus Wellhead LLC Tranche B, term loan 7% 7/31/20 (b)	23,265	17,449
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (b)	35,364	34,907
Hertz Corp.:
Tranche B 2LN, term loan 3% 3/11/18 (b)	51,798	51,258
Tranche B, term loan 3.75% 3/11/18 (b)	21,295	21,275
Karman Buyer Corp.:
Tranche 1LN, term loan 4.25% 7/25/21 (b)	23,607	23,063
Tranche 2LN, term loan 7.5% 7/25/22 (b)	5,490	5,047
KC Mergersub, Inc.:
Tranche 1LN, term loan 6% 8/13/22 (b)	15,000	14,719
Tranche L 2LN, term loan 10.25% 8/13/23 (b)	3,000	2,940
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (b)	157,507	134,012
Lineage Logistics Holdings, LLC. Tranche B, term loan 4.5% 4/7/21 (b)	36,358	34,768
Nord Anglia Education Tranche B, term loan 5% 3/31/21 (b)	19,281	18,992
On Assignment, Inc. Tranche B, term loan 3.75% 6/5/22 (b)	8,458	8,460
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (b)	4,913	4,874
Tranche B 1LN, term loan 4.5% 12/3/20 (b)	5,905	5,912
Science Applications International Corp. Tranche B, term loan 3.75% 5/4/22 (b)	10,945	10,948
The ServiceMaster Co. Tranche B, term loan 4.25% 7/1/21 (b)	35,167	35,140

TOTAL SERVICES		535,747

Steel - 0.1%
JMC Steel Group, Inc. term loan 4.75% 4/1/17 (b)	7,196	6,980
Super Retail - 5.1%
Academy Ltd. Tranche B, term loan 5% 7/2/22 (b)	32,995	32,851
Bass Pro Group LLC Tranche B, term loan 4% 6/5/20 (b)	4,000	3,948
BJ's Wholesale Club, Inc.:
Tranche 2LN, term loan 8.5% 3/31/20 (b)	20,110	19,535
Tranche B 1LN, term loan 4.5% 9/26/19 (b)	39,004	38,614
Davids Bridal, Inc. Tranche B, term loan 5.25% 10/11/19(b)	9,640	8,178
Dollar Tree, Inc. Tranche B 1LN, term loan 3.5% 3/9/22 (b)	39,900	39,950
General Nutrition Centers, Inc. Tranche B, term loan 3.25% 3/4/19 (b)	36,163	34,740
J. Crew Group, Inc. Tranche B LN, term loan 4% 3/5/21 (b)	41,408	30,352
JC Penney Corp., Inc. Tranche B, term loan:
5% 6/20/19 (b)	17,489	17,396
6% 5/22/18 (b)	91,772	91,427
Party City Holdings, Inc. Tranche B, term loan 4.25% 8/19/22 (b)	36,215	36,197
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (b)	34,791	34,689
PetSmart, Inc. Tranche B, term loan 4.25% 3/11/22 (b)	59,700	59,668
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (b)	66,312	64,219
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (b)	6,566	4,555
Staples, Inc. Tranche B, term loan 4/24/21 (c)	35,000	34,809

TOTAL SUPER RETAIL		551,128

Technology - 11.0%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 10/11/20 (b)	21,911	21,953
Applied Systems, Inc.:
Tranche B 1LN, term loan 4.25% 1/23/21 (b)	14,039	13,920
Tranche B 2LN, term loan 7.5% 1/23/22 (b)	3,630	3,489
Avago Technologies, Inc. Tranche B, term loan 3.75% 5/6/21 (b)	29,928	29,920
Blue Coat Systems, Inc. Tranche B, term loan 4.5% 5/22/22 (b)	21,565	21,394
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (b)	19,161	17,183
5% 9/10/20 (b)	128,238	115,293
Carros U.S., LLC Tranche B, term loan 4.5% 9/30/21 (b)	10,442	10,407
Computer Discount Warehouse (CDW) LLC, Tranche B, term loan 3.25% 4/29/20 (b)	51,391	51,211
Dell International LLC Tranche B 2LN, term loan 4% 4/29/20 (b)	199,000	198,889
Epicor Software Corp. Tranche B, term loan 4.75% 6/1/22 (b)	34,414	34,181
First Data Corp.:
term loan 3.697% 3/24/17 (b)	59,529	59,371
Tranche B, term loan:
3.697% 3/24/18 (b)	43,000	42,647
3.697% 9/24/18 (b)	40,000	39,700
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 4.25% 3/1/20 (b)	52,440	52,379
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (b)	27,401	26,990
Infor U.S., Inc.:
Tranche B 3LN, term loan 3.75% 6/3/20 (b)	14,029	13,623
Tranche B 5LN, term loan 3.75% 6/3/20 (b)	33,977	33,032
Informatica Corp. Tranche B, term loan 4.5% 8/6/22 (b)	24,779	24,428
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (b)	24,845	25,104
Tranche B 1LN, term loan 4.5% 10/30/19 (b)	32,103	32,015
Lux FinCo U.S. SPV:
Tranche 2LN, term loan 8.713% 10/16/23 (b)	6,000	5,910
Tranche B 1LN, term loan 5% 10/16/22 (b)	10,000	9,867
Nuance Communications, Inc. Tranche C, term loan 2.94% 8/7/19 (b)	16,210	16,000
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (b)	14,233	13,747
Tranche 2LN, term loan 8% 4/9/22 (b)	11,500	11,040
Sophia L.P. Tranche B, term loan 4.75% 9/30/22 (b)	35,000	34,923
SS&C Technologies, Inc.:
Tranche B 1LN, term loan 4% 7/8/22 (b)	38,734	38,831
Tranche B 2LN, term loan 4% 7/8/22 (b)	5,993	6,008
SunGard Data Systems, Inc.:
Tranche C, term loan 3.9447% 2/28/17 (b)	32,706	32,665
Tranche E, term loan 4% 3/8/20 (b)	30,917	30,878
Syniverse Holdings, Inc. Tranche B, term loan:
4% 4/23/19 (b)	9,598	8,614
4% 4/23/19 (b)	19,390	17,524
Transfirst, Inc.:
Tranche 2LN, term loan 9% 11/12/22 (b)	6,830	6,819
Tranche B 1LN, term loan 4.75% 11/12/21 (b)	10,985	10,976
TTM Technologies, Inc. Tranche B 1LN, term loan 6% 5/31/21 (b)	40,013	37,412
Vantiv LLC Tranche B, term loan 3.75% 6/13/21 (b)	19,811	19,831
WP Mustang Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/29/21 (b)	22,085	22,063

TOTAL TECHNOLOGY		1,190,237

Telecommunications - 6.4%
Altice Financing SA Tranche B, term loan 5.5% 6/24/19 (b)	143,362	143,327
Crown Castle Operating Co. Tranche B 2LN, term loan 3% 1/31/21 (b)	61,570	61,544
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.875% 3/31/17 (b)	4,499	4,207
Tranche D 2LN, term loan 3.8266% 3/31/19 (b)	28,061	26,237
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (b)	7,258	7,230
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (b)	13,045	13,050
FPL FiberNet, LLC. Tranche A, term loan 3.5872% 7/22/19 (b)	19,500	19,500
Integra Telecom Holdings, Inc. Tranche B 1LN, term loan 5.25% 8/14/20 (b)	24,875	24,603
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (b)	117,070	113,307
Level 3 Financing, Inc.:
Tranche B 2LN, term loan 3.5% 5/31/22 (b)	18,400	18,354
Tranche B 3LN, term loan 4% 8/1/19 (b)	13,330	13,361
Tranche B 4LN, term loan 4% 1/15/20 (b)	68,000	68,119
LTS Buyer LLC:
Tranche 2LN, term loan 8% 4/12/21 (b)	3,868	3,758
Tranche B 1LN, term loan 4% 4/11/20 (b)	51,364	50,529
Mitel U.S. Holdings, Inc. Tranche B, term loan 5.5% 4/29/22 (b)	18,554	17,951
SBA Senior Finance II, LLC term loan 3.25% 3/24/21 (b)	34,563	34,287
Securus Technologies Holdings, Inc.:
Tranche 2LN, term loan 9% 4/30/21 (b)	6,635	3,937
Tranche B 1LN, term loan 4.75% 4/30/20 (b)	34,101	25,291
TCH-2 Holdings, LLC. Tranche B 1LN, term loan 5.5% 5/12/21 (b)	7,876	7,807
Telesat Holding, Inc. Tranche B, term loan 3.5% 3/28/19 (b)	36,476	36,146

TOTAL TELECOMMUNICATIONS		692,545

Transportation Ex Air/Rail - 0.2%
YRC Worldwide, Inc. Tranche B, term loan 8.25% 2/13/19 (b)	22,057	20,866
Utilities - 4.9%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
6.375% 8/13/18 (b)	2,274	2,249
6.375% 8/13/19 (b)	34,216	33,840
Calpine Construction Finance Co. LP:
Tranche B 1LN, term loan 3% 5/3/20 (b)	83,840	81,493
Tranche B 2LN, term loan 3.25% 1/31/22 (b)	29,167	28,401
Calpine Corp.:
Tranche B 3LN, term loan 4% 10/9/19 (b)	24,742	24,761
Tranche B 5LN, term loan 3.5% 5/28/22 (b)	69,825	69,014
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (b)	13,623	13,513
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (b)	57,884	57,848
Essential Power LLC Tranche B, term loan 4.75% 8/8/19 (b)	13,932	13,816
Exgen Texas Power LLC Tranche B, term loan 5.75% 9/18/21 (b)	26,721	21,377
Houston Fuel Oil Terminal Co. Tranche B, term loan 4.25% 8/19/21 (b)	18,352	17,251
InterGen NV Tranche B, term loan 5.5% 6/13/20 (b)	33,154	30,398
Moxie Patriot LLC Tranche B, term loan 6.75% 12/19/20 (b)	13,000	12,285
NRG Energy, Inc. Tranche B, term loan 2.75% 7/1/18 (b)	25,422	24,694
Southcross Energy Partners LP Tranche B, term loan 5.25% 8/4/21 (b)	7,283	6,457
Southcross Holdings Borrower LP Tranche B, term loan 6% 8/4/21 (b)	21,048	15,610
Southeast Powergen LLC Tranche B, term loan 4.5% 12/2/21 (b)	5,092	5,072
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (b)	21,256	20,778
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (b)	23,683	22,202
Veresen Midstream LP Tranche B, term loan 5.25% 3/31/22 (b)	24,099	23,998

TOTAL UTILITIES		525,057

TOTAL BANK LOAN OBLIGATIONS
(Cost $9,842,093)		9,384,120

Nonconvertible Bonds - 7.2%
Banks & Thrifts - 0.7%
Ally Financial, Inc.:
2.9952% 7/18/16 (b)	75,000	74,878
3.125% 1/15/16	4,000	4,005

TOTAL BANKS & THRIFTS		78,883

Broadcasting - 0.3%
AMC Networks, Inc. 4.75% 12/15/22	6,600	6,625
Clear Channel Communications, Inc. 9% 12/15/19	8,677	7,343
Starz LLC/Starz Finance Corp. 5% 9/15/19	9,000	9,204
Univision Communications, Inc. 6.75% 9/15/22 (d)	5,368	5,670

TOTAL BROADCASTING		28,842

Building Materials - 0.1%
CEMEX S.A.B. de CV 5.0705% 10/15/18 (b)(d)	10,000	10,225
Cable/Satellite TV - 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23	17,065	17,108
5.25% 3/15/21	13,070	13,495
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	10,815	10,829
Lynx I Corp. 5.375% 4/15/21 (d)	4,500	4,725
Virgin Media Finance PLC 4.875% 2/15/22	2,000	1,825

TOTAL CABLE/SATELLITE TV		47,982

Capital Goods - 0.0%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (d)	3,000	2,235
Chemicals - 0.0%
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	5,000	4,975
Containers - 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 3.3372% 12/15/19 (b)(d)	42,330	41,695
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20	58,325	60,658

TOTAL CONTAINERS		102,353

Diversified Financial Services - 0.8%
CIT Group, Inc. 5% 5/15/17	7,000	7,214
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.5% 3/15/17	18,720	18,939
4.875% 3/15/19	15,000	15,342
International Lease Finance Corp.:
2.2872% 6/15/16 (b)	29,485	29,429
3.875% 4/15/18	7,000	7,105
6.25% 5/15/19	10,000	10,875

TOTAL DIVERSIFIED FINANCIAL SERVICES		88,904

Diversified Media - 0.2%
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5% 11/15/22	5,130	5,284
Series B, 6.5% 11/15/22	13,870	14,459

TOTAL DIVERSIFIED MEDIA		19,743

Energy - 0.6%
American Energy-Permian Basin LLC/ AEPB Finance Corp. 6.8037% 8/1/19 (b)(d)	35,115	19,050
Chesapeake Energy Corp. 3.5705% 4/15/19 (b)	29,720	19,169
Citgo Petroleum Corp. 6.25% 8/15/22 (d)	10,000	9,800
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	4,000	4,070
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.375% 8/1/22	4,492	4,357
Western Refining, Inc. 6.25% 4/1/21	5,305	5,278

TOTAL ENERGY		61,724

Entertainment/Film - 0.0%
Cinemark U.S.A., Inc. 5.125% 12/15/22	3,185	3,201
Food/Beverage/Tobacco - 0.0%
ESAL GmbH 6.25% 2/5/23 (d)	4,000	3,900
Gaming - 0.1%
MCE Finance Ltd. 5% 2/15/21 (d)	10,000	9,363
Healthcare - 0.7%
Community Health Systems, Inc. 5.125% 8/15/18	10,755	10,957
DaVita HealthCare Partners, Inc. 5.75% 8/15/22	8,235	8,647
HCA Holdings, Inc. 3.75% 3/15/19	25,000	25,438
Tenet Healthcare Corp.:
3.8372% 6/15/20 (b)(d)	17,895	17,761
4.75% 6/1/20	8,680	8,810

TOTAL HEALTHCARE		71,613

Homebuilders/Real Estate - 0.2%
CBRE Group, Inc. 5% 3/15/23	17,990	18,273
Metals/Mining - 0.0%
Murray Energy Corp. 11.25% 4/15/21 (d)	9,000	2,408
Peabody Energy Corp. 6% 11/15/18	5,000	875

TOTAL METALS/MINING		3,283

Publishing/Printing - 0.1%
Cenveo Corp. 6% 8/1/19 (d)	9,850	8,643
Services - 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 3.0744% 12/1/17 (b)	14,410	14,489
Technology - 0.5%
Brocade Communications Systems, Inc. 4.625% 1/15/23	7,235	7,054
First Data Corp. 6.75% 11/1/20 (d)	25,460	26,828
NXP BV/NXP Funding LLC:
5.75% 2/15/21 (d)	14,760	15,424
5.75% 3/15/23 (d)	5,000	5,263

TOTAL TECHNOLOGY		54,569

Telecommunications - 1.2%
Altice Financing SA:
6.5% 1/15/22 (d)	7,240	7,331
7.875% 12/15/19 (d)	4,000	4,178
Columbus International, Inc. 7.375% 3/30/21 (d)	14,535	15,116
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	3,905	3,513
Intelsat Jackson Holdings SA 6.625% 12/15/22 (Reg. S)	20,000	15,800
Level 3 Financing, Inc. 3.9142% 1/15/18 (b)	15,000	15,113
Numericable Group SA 4.875% 5/15/19 (d)	27,120	27,256
Sprint Capital Corp.:
6.875% 11/15/28	4,000	3,320
6.9% 5/1/19	5,000	4,800
Sprint Communications, Inc.:
6% 11/15/22	30,000	25,635
9% 11/15/18 (d)	3,000	3,298
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	3,000	3,045

TOTAL TELECOMMUNICATIONS		128,405

Utilities - 0.2%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 12.25% 3/1/22 (d)(e)	8,728	9,350
NRG Energy, Inc. 6.625% 3/15/23	4,000	3,720
The AES Corp. 3.3244% 6/1/19 (b)	4,435	4,226

TOTAL UTILITIES		17,296

TOTAL NONCONVERTIBLE BONDS
(Cost $817,133)		778,901
	Shares	Value (000s)

Common Stocks - 0.3%
Broadcasting - 0.1%
Cumulus Media, Inc. Class A (f)	231,058	106
ION Media Networks, Inc.	2,842	1,943

TOTAL BROADCASTING		2,049

Chemicals - 0.2%
LyondellBasell Industries NV Class A	245,943	22,851
Homebuilders/Real Estate - 0.0%
Newhall Holding Co. LLC Class A (f)	289,870	487
Hotels - 0.0%
Tropicana Las Vegas Hotel & Casino, Inc. Class A (f)	48,650	1,581
Paper - 0.0%
White Birch Cayman Holdings Ltd. (f)	12,570	0
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19(f)(g)	13,699	110
Telecommunications - 0.0%
FairPoint Communications, Inc. (f)	34,287	550
Utilities - 0.0%
Calpine Corp. (f)	20,715	321
TOTAL COMMON STOCKS
(Cost $14,688)		27,949

Money Market Funds - 5.2%
Fidelity Cash Central Fund, 0.18% (h)
(Cost $561,718)	561,718,142	561,718
TOTAL INVESTMENT PORTFOLIO - 99.7%
(Cost $11,235,632)		10,752,688
NET OTHER ASSETS (LIABILITIES) - 0.3%		31,812
NET ASSETS - 100%		$10,784,500

Legend

 (a) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The coupon rate will be determined upon settlement of the loan after period end.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $271,881,000 or 2.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Non-income producing

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $110,000 or 0.0% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$26

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$1,005
Total	$1,005

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$3,740	$106	$110	$3,524
Financials	487	--	--	487
Materials	22,851	22,851	--	--
Telecommunication Services	550	550	--	--
Utilities	321	321	--	--
Bank Loan Obligations	9,384,120	--	9,332,655	51,465
Corporate Bonds	778,901	--	778,901	--
Money Market Funds	561,718	561,718	--	--
Total Investments in Securities:	$10,752,688	$585,546	$10,111,666	$55,476

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
Luxembourg	3.9%
Australia	1.9%
Netherlands	1.8%
Canada	1.0%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,673,914)	$10,190,970
Fidelity Central Funds (cost $561,718)	561,718
Total Investments (cost $11,235,632)		$10,752,688
Cash		7,360
Receivable for investments sold		77,820
Receivable for fund shares sold		9,171
Interest receivable		58,927
Distributions receivable from Fidelity Central Funds		89
Prepaid expenses		32
Total assets		10,906,087
Liabilities
Payable for investments purchased	$91,901
Payable for fund shares redeemed	13,831
Distributions payable	8,421
Accrued management fee	5,080
Distribution and service plan fees payable	789
Other affiliated payables	1,433
Other payables and accrued expenses	132
Total liabilities		121,587
Net Assets		$10,784,500
Net Assets consist of:
Paid in capital		$11,363,197
Undistributed net investment income		38,133
Accumulated undistributed net realized gain (loss) on investments		(133,886)
Net unrealized appreciation (depreciation) on investments		(482,944)
Net Assets		$10,784,500
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($863,204 ÷ 91,675 shares)		$9.42
Maximum offering price per share (100/97.25 of $9.42)		$9.69
Class T:
Net Asset Value and redemption price per share ($194,674 ÷ 20,706 shares)		$9.40
Maximum offering price per share (100/97.25 of $9.40)		$9.67
Class B:
Net Asset Value and offering price per share ($11,184 ÷ 1,190 shares)(a)		$9.40
Class C:
Net Asset Value and offering price per share ($670,759 ÷ 71,254 shares)(a)		$9.41
Fidelity Floating Rate High Income Fund:
Net Asset Value, offering price and redemption price per share ($6,615,341 ÷ 703,533 shares)		$9.40
Class I:
Net Asset Value, offering price and redemption price per share ($2,429,338 ÷ 258,566 shares)		$9.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$1,131
Interest		584,890
Income from Fidelity Central Funds		1,005
Total income		587,026
Expenses
Management fee	$68,014
Transfer agent fees	16,425
Distribution and service plan fees	10,403
Accounting fees and expenses	1,659
Custodian fees and expenses	145
Independent trustees' compensation	53
Registration fees	265
Audit	173
Legal	34
Miscellaneous	103
Total expenses before reductions	97,274
Expense reductions	(70)	97,204
Net investment income (loss)		489,822
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(176,848)
Total net realized gain (loss)		(176,848)
Change in net unrealized appreciation (depreciation) on investment securities		(378,925)
Net gain (loss)		(555,773)
Net increase (decrease) in net assets resulting from operations		$(65,951)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$489,822	$533,044
Net realized gain (loss)	(176,848)	33,692
Change in net unrealized appreciation (depreciation)	(378,925)	(219,514)
Net increase (decrease) in net assets resulting from operations	(65,951)	347,222
Distributions to shareholders from net investment income	(448,829)	(519,702)
Distributions to shareholders from net realized gain	(58,045)	(57,139)
Total distributions	(506,874)	(576,841)
Share transactions - net increase (decrease)	(3,268,839)	(610,631)
Redemption fees	858	671
Total increase (decrease) in net assets	(3,840,806)	(839,579)
Net Assets
Beginning of period	14,625,306	15,464,885
End of period (including undistributed net investment income of $38,133 and undistributed net investment income of $67,963, respectively)	$10,784,500	$14,625,306

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.79
Income from Investment Operations
Net investment income (loss)A	.375	.317	.310	.340	.317
Net realized and unrealized gain (loss)	(.425)	(.114)	.070	.195	(.080)
Total from investment operations	(.050)	.203	.380	.535	.237
Distributions from net investment income	(.341)	(.307)	(.282)	(.325)	(.298)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.381)	(.343)	(.331)	(.325)	(.298)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.42	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(.53)%	2.05%	3.89%	5.60%	2.46%
Ratios to Average Net AssetsE,F
Expenses before reductions	.98%	.98%	.99%	.99%	1.00%
Expenses net of fee waivers, if any	.98%	.98%	.99%	.99%	1.00%
Expenses net of all reductions	.98%	.98%	.99%	.99%	1.00%
Net investment income (loss)	3.86%	3.17%	3.11%	3.47%	3.25%
Supplemental Data
Net assets, end of period (in millions)	$863	$1,185	$1,681	$1,305	$1,587
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.365	.306	.299	.330	.312
Net realized and unrealized gain (loss)	(.434)	(.112)	.071	.195	(.070)
Total from investment operations	(.069)	.194	.370	.525	.242
Distributions from net investment income	(.332)	(.298)	(.272)	(.315)	(.293)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.372)	(.334)	(.321)	(.315)	(.293)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC,D	(.72)%	1.96%	3.79%	5.50%	2.51%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of fee waivers, if any	1.07%	1.07%	1.09%	1.09%	1.05%
Expenses net of all reductions	1.07%	1.07%	1.09%	1.09%	1.05%
Net investment income (loss)	3.77%	3.08%	3.01%	3.37%	3.19%
Supplemental Data
Net assets, end of period (in millions)	$195	$240	$272	$241	$271
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.328	.264	.256	.288	.266
Net realized and unrealized gain (loss)	(.425)	(.123)	.071	.195	(.070)
Total from investment operations	(.097)	.141	.327	.483	.196
Distributions from net investment income	(.294)	(.255)	(.229)	(.273)	(.247)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.334)	(.291)	(.278)	(.273)	(.247)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.98	$9.93	$9.72
Total ReturnC,D	(1.01)%	1.42%	3.35%	5.05%	2.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of fee waivers, if any	1.46%	1.50%	1.52%	1.52%	1.52%
Expenses net of all reductions	1.46%	1.50%	1.52%	1.52%	1.52%
Net investment income (loss)	3.38%	2.64%	2.58%	2.94%	2.72%
Supplemental Data
Net assets, end of period (in millions)	$11	$17	$23	$24	$32
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.85	$9.99	$9.94	$9.73	$9.78
Income from Investment Operations
Net investment income (loss)A	.301	.241	.235	.267	.244
Net realized and unrealized gain (loss)	(.434)	(.113)	.070	.195	(.070)
Total from investment operations	(.133)	.128	.305	.462	.174
Distributions from net investment income	(.268)	(.232)	(.207)	(.252)	(.225)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.308)	(.268)	(.256)	(.252)	(.225)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.41	$9.85	$9.99	$9.94	$9.73
Total ReturnC,D	(1.38)%	1.29%	3.11%	4.81%	1.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of fee waivers, if any	1.73%	1.73%	1.74%	1.74%	1.74%
Expenses net of all reductions	1.73%	1.73%	1.74%	1.74%	1.74%
Net investment income (loss)	3.10%	2.41%	2.35%	2.72%	2.50%
Supplemental Data
Net assets, end of period (in millions)	$671	$835	$960	$806	$852
Portfolio turnover rateG	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Floating Rate High Income Fund

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.84	$9.98	$9.93	$9.72	$9.77
Income from Investment Operations
Net investment income (loss)A	.401	.344	.337	.368	.345
Net realized and unrealized gain (loss)	(.435)	(.113)	.071	.195	(.070)
Total from investment operations	(.034)	.231	.408	.563	.275
Distributions from net investment income	(.367)	(.335)	(.310)	(.353)	(.326)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.407)	(.371)	(.359)	(.353)	(.326)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.84	$9.98	$9.93	$9.72
Total ReturnC	(.36)%	2.34%	4.19%	5.91%	2.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.69%	.70%	.71%	.71%
Expenses net of fee waivers, if any	.70%	.69%	.70%	.71%	.71%
Expenses net of all reductions	.70%	.69%	.70%	.71%	.71%
Net investment income (loss)	4.14%	3.45%	3.39%	3.75%	3.53%
Supplemental Data
Net assets, end of period (in millions)	$6,615	$9,032	$8,882	$5,720	$5,399
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Floating Rate High Income Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$9.83	$9.97	$9.92	$9.71	$9.77
Income from Investment Operations
Net investment income (loss)A	.396	.339	.332	.363	.341
Net realized and unrealized gain (loss)	(.424)	(.113)	.071	.196	(.079)
Total from investment operations	(.028)	.226	.403	.559	.262
Distributions from net investment income	(.363)	(.330)	(.305)	(.349)	(.323)
Distributions from net realized gain	(.040)	(.036)	(.049)	–	–
Total distributions	(.403)	(.366)	(.354)	(.349)	(.323)
Redemption fees added to paid in capitalA	.001	–B	.001	–B	.001
Net asset value, end of period	$9.40	$9.83	$9.97	$9.92	$9.71
Total ReturnC	(.30)%	2.29%	4.15%	5.87%	2.72%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.74%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.75%	.75%
Expenses net of all reductions	.74%	.74%	.75%	.75%	.75%
Net investment income (loss)	4.10%	3.40%	3.34%	3.71%	3.50%
Supplemental Data
Net assets, end of period (in millions)	$2,429	$3,317	$3,646	$2,510	$1,992
Portfolio turnover rateF	26%	54%	62%	49%	54%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Floating Rate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Fidelity Floating Rate High Income Fund and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end on an unconsolidated basis were as follows:

Gross unrealized appreciation	$68,242
Gross unrealized depreciation	(528,196)
Net unrealized appreciation (depreciation) on securities	$(459,954)
Tax Cost	$11,212,642

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,080
Capital loss carryforward	$(133,822)
Net unrealized appreciation (depreciation) on securities and other investments	$(459,954)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(23,762)
Long-term	(110,060)
Total capital loss carryforward	$(133,822)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$474,949	$ 576,841
Long-term Capital Gains	31,925	–
Total	$506,874	$ 576,841

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 60 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of bank loan obligations), other than short-term securities, aggregated $2,976,419 and $6,221,861, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,410	$–
Class T	-%	.25%	534	1
Class B	.55%	.15%	97	76
Class C	.75%	.25%	7,362	507
			$10,403	$584

Sales Load. FDC may receive a front-end sales charge of up to 2.75% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 3.50% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% or .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$33
Class T	5
Class B(a)	17
Class C(a)	52
$107

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,423.15
Class T	505.24
Class B	24.18
Class C	1,123.15
Fidelity Floating Rate High Income Fund	8,778.12
Class I	4,572.16
	$ 16,425

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27 and a portion of class-level operating expenses as follows:

Amount
Fidelity Floating Rate High Income Fund	$5
Class I	–(a)
$5

 (a) In the amount of less than five hundred dollars.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$33,971	$47,339
Class T	7,344	7,875
Class B	423	519
Class C	20,389	21,575
Fidelity Floating Rate High Income Fund	280,321	321,211
Class I	106,381	121,183
Total	$448,829	$519,702
From net realized gain
Class A	$4,660	$6,085
Class T	949	983
Class B	67	81
Class C	3,316	3,472
Fidelity Floating Rate High Income Fund	35,966	33,019
Class I	13,087	13,499
Total	$58,045	$57,139

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	14,549	32,788	$140,420	$327,152
Reinvestment of distributions	3,585	4,526	34,673	45,087
Shares redeemed	(46,740)	(85,268)	(452,094)	(849,518)
Net increase (decrease)	(28,606)	(47,954)	$(277,001)	$(477,279)
Class T
Shares sold	2,073	3,546	$20,042	$35,348
Reinvestment of distributions	799	806	7,716	8,018
Shares redeemed	(6,523)	(7,285)	(63,018)	(72,473)
Net increase (decrease)	(3,651)	(2,933)	$(35,260)	$(29,107)
Class B
Shares sold	106	199	$1,023	$1,993
Reinvestment of distributions	44	50	429	494
Shares redeemed	(682)	(838)	(6,588)	(8,343)
Net increase (decrease)	(532)	(589)	$(5,136)	$(5,856)
Class C
Shares sold	7,045	12,315	$68,101	$122,843
Reinvestment of distributions	1,955	1,906	18,899	18,981
Shares redeemed	(22,521)	(25,513)	(217,845)	(254,028)
Net increase (decrease)	(13,521)	(11,292)	$(130,845)	$(112,204)
Fidelity Floating Rate High Income Fund
Shares sold	148,966	320,632	$1,441,402	$3,194,510
Reinvestment of distributions	26,586	29,181	256,678	290,182
Shares redeemed	(390,276)	(321,413)	(3,761,603)	(3,193,979)
Net increase (decrease)	(214,724)	28,400	$(2,063,523)	$290,713
Class I
Shares sold	66,570	123,632	$643,823	$1,230,573
Reinvestment of distributions	7,469	7,408	72,034	73,620
Shares redeemed	(152,936)	(159,132)	(1,472,931)	(1,581,091)
Net increase (decrease)	(78,897)	(28,092)	$(757,074)	$(276,898)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Floating Rate High Income Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Floating Rate High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 21, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	.97%
Actual		$1,000.00	$978.60	$4.84
Hypothetical-C		$1,000.00	$1,020.32	$4.94
Class T	1.06%
Actual		$1,000.00	$977.10	$5.28
Hypothetical-C		$1,000.00	$1,019.86	$5.40
Class B	1.44%
Actual		$1,000.00	$976.20	$7.17
Hypothetical-C		$1,000.00	$1,017.95	$7.32
Class C	1.72%
Actual		$1,000.00	$973.80	$8.56
Hypothetical-C		$1,000.00	$1,016.53	$8.74
Fidelity Floating Rate High Income Fund	.70%
Actual		$1,000.00	$978.80	$3.49
Hypothetical-C		$1,000.00	$1,021.68	$3.57
Class I	.74%
Actual		$1,000.00	$979.60	$3.69
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $311,211,646 of distributions paid during the period January 1, 2015 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in April 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Floating Rate High Income Fund

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Floating Rate High Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and equal to the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class I, and the retail class ranked below its competitive median for 2014, the total expense ratio of Class C ranked equal to its competitive median for 2014, and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AFRI-ANN-1215
1.750078.115

Fidelity Advisor® Value Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.86)%	11.24%	6.20%
Class T (incl. 3.50% sales charge)	(3.92)%	11.48%	6.18%
Class B (incl. contingent deferred sales charge)	(5.84)%	11.46%	6.28%
Class C (incl. contingent deferred sales charge)	(1.88)%	11.71%	6.03%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class A on October 31, 2005, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$18,256	Fidelity Advisor® Value Fund - Class A
$22,388	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Matthew Friedman:  For the year, the fund’s shares classes (excluding sales charges, if applicable) underperformed the 0.47% result of the benchmark Russell Midcap® Value Index. Stock selection lifted relative performance, but industry positioning partially offset that positive. Weak picks in financials hurt, as did positioning in the equipment & services segment of health care. Among individual stocks, a non-index stake in SunCoke Energy hurt most. SunCoke is an independent producer of coke, which is used in the blast furnace production of steel. The stock lagged due to customer concentration in other steel companies, such as AK Steel and U.S. Steel, which were hurt by lower steel prices in China – the world's largest producer. Conversely, the fund’s foreign investments helped despite the headwind of a rising dollar. Picks within tech and industrials were beneficial. In tech, Freescale Semiconductor was the fund’s largest individual contributor. The stock popped in January after the maker of network processors and micro-controllers reported higher-than-expected earnings, and then again in February on reports of a possible sale of the company. Shares also ratcheted up in early March after Netherlands-based NXP Semiconductors offered to purchase Freescale at a premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.5
Edison International	1.7	1.4
Berkshire Hathaway, Inc. Class B	1.1	0.9
Capital One Financial Corp.	1.1	1.1
ACE Ltd.	1.1	0.5
AECOM Technology Corp.	1.0	1.2
ITC Holdings Corp.	1.0	0.9
WestRock Co.	1.0	0.9
Symantec Corp.	1.0	0.5
U.S. Bancorp	0.9	0.8
	11.7

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.6	28.7
Industrials	12.8	11.7
Information Technology	11.1	12.0
Consumer Discretionary	10.9	11.9
Utilities	9.2	9.3

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks and Equity Futures	98.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 17.9%

As of April 30, 2015*
Stocks and Equity Futures	97.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 17.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.6%
		Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 1.1%
Delphi Automotive PLC		3,311	$275,442
Tenneco, Inc. (a)		4,700	265,973
The Goodyear Tire & Rubber Co.		3,931	129,094
Visteon Corp. (a)		3,268	356,441
			1,026,950
Automobiles - 0.2%
Harley-Davidson, Inc.		4,183	206,849
Distributors - 0.2%
Uni-Select, Inc.		3,300	163,536
Diversified Consumer Services - 1.4%
H&R Block, Inc.		10,432	388,696
Houghton Mifflin Harcourt Co. (a)		37,880	742,069
Service Corp. International		8,228	232,523
			1,363,288
Hotels, Restaurants & Leisure - 1.0%
DineEquity, Inc.		2,655	221,560
Extended Stay America, Inc. unit		17,900	343,680
Wyndham Worldwide Corp.		5,020	408,377
			973,617
Household Durables - 0.7%
Jarden Corp. (a)		4,655	208,544
Whirlpool Corp.		2,800	448,392
			656,936
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)		15,200	416,024
Leisure Products - 0.7%
Mattel, Inc. (b)		21,070	517,901
Vista Outdoor, Inc. (a)		2,758	123,338
			641,239
Media - 2.6%
CBS Corp. Class B		1,700	79,084
Liberty Broadband Corp. Class C (a)		6,031	324,287
Live Nation Entertainment, Inc. (a)		20,454	557,985
Omnicom Group, Inc.		5,890	441,279
Sinclair Broadcast Group, Inc. Class A		8,530	255,985
Starz Series A (a)		9,339	312,950
Twenty-First Century Fox, Inc. Class B		10,332	319,052
Viacom, Inc. Class B (non-vtg.)		5,400	266,274
			2,556,896
Multiline Retail - 0.6%
Dillard's, Inc. Class A		2,880	257,702
Kohl's Corp.		7,241	333,955
			591,657
Specialty Retail - 1.7%
Chico's FAS, Inc.		13,853	191,448
GameStop Corp. Class A		8,900	410,023
GNC Holdings, Inc.		2,700	80,325
Sally Beauty Holdings, Inc. (a)		2,950	69,355
Staples, Inc.		36,848	478,656
The Men's Wearhouse, Inc.		9,286	371,254
			1,601,061
Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc.		8,800	252,976

TOTAL CONSUMER DISCRETIONARY			10,451,029

CONSUMER STAPLES - 3.3%
Beverages - 0.8%
C&C Group PLC		64,803	258,676
Cott Corp.		37,046	386,722
Molson Coors Brewing Co. Class B		1,573	138,581
			783,979
Food & Staples Retailing - 0.6%
Sysco Corp.		7,262	299,558
Whole Foods Market, Inc.		8,500	254,660
			554,218
Food Products - 1.7%
Bunge Ltd.		3,090	225,446
ConAgra Foods, Inc.		7,196	291,798
Darling International, Inc. (a)		37,007	374,511
Dean Foods Co.		6,187	112,047
Greencore Group PLC		46,782	217,800
Pinnacle Foods, Inc.		1,642	72,379
The J.M. Smucker Co.		2,670	313,431
			1,607,412
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)		6,400	188,505

TOTAL CONSUMER STAPLES			3,134,114

ENERGY - 7.3%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.		10,473	551,718
BW Offshore Ltd.		180,345	75,137
Dril-Quip, Inc. (a)		5,520	339,811
FMC Technologies, Inc. (a)		5,718	193,440
Halliburton Co.		6,661	255,649
Odfjell Drilling A/S (a)		28,835	18,665
SBM Offshore NV (a)(b)		19,700	270,031
Schlumberger Ltd.		2,786	217,754
			1,922,205
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.		4,040	270,195
Apache Corp.		5,509	259,639
Boardwalk Pipeline Partners, LP		13,241	169,750
California Resources Corp.		42,089	170,040
Diamondback Energy, Inc.		5,058	373,483
Energen Corp.		4,580	266,327
EQT Corp.		7,281	481,056
Golar LNG Ltd.		7,500	217,575
Hess Corp.		5,370	301,848
Hoegh LNG Holdings Ltd.		13,600	163,262
Imperial Oil Ltd.		9,400	312,782
Kinder Morgan, Inc.		7,434	203,320
Lundin Petroleum AB (a)		20,800	300,671
Marathon Oil Corp.		16,213	297,995
Marathon Petroleum Corp.		5,633	291,789
Newfield Exploration Co. (a)		12,858	516,763
Northern Oil & Gas, Inc.(a)(b)		11,909	60,021
Scorpio Tankers, Inc.		14,955	136,390
Stone Energy Corp. (a)		20,890	116,775
Whiting Petroleum Corp. (a)		12,755	219,769
			5,129,450

TOTAL ENERGY			7,051,655

FINANCIALS - 29.4%
Banks - 5.1%
Bank of Ireland (a)		212,097	78,133
Barclays PLC sponsored ADR		26,086	371,204
CIT Group, Inc.		12,254	526,922
Citigroup, Inc.		5,312	282,439
EFG Eurobank Ergasias SA (a)		811,600	27,667
First Citizen Bancshares, Inc.		1,379	353,217
First Citizen Bancshares, Inc. Class A (a)		1,408	360,645
First Niagara Financial Group, Inc.		19,730	204,206
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		28,400	77,521
Hilltop Holdings, Inc. (a)		12,774	267,871
JPMorgan Chase & Co.		6,400	411,200
Lloyds Banking Group PLC		134,100	152,205
PNC Financial Services Group, Inc.		3,261	294,338
Prosperity Bancshares, Inc.		4,800	246,624
U.S. Bancorp		21,609	911,468
Wells Fargo & Co.		5,529	299,340
			4,865,000
Capital Markets - 4.3%
American Capital Ltd. (a)		8,130	103,983
Apollo Global Management LLC Class A		13,648	249,349
Ares Capital Corp.		24,387	371,414
Artisan Partners Asset Management, Inc.		5,700	218,025
E*TRADE Financial Corp. (a)		10,936	311,785
Fortress Investment Group LLC		45,272	253,976
Franklin Resources, Inc.		8,130	331,379
Invesco Ltd.		21,261	705,227
KKR & Co. LP		24,812	425,526
NorthStar Asset Management Group, Inc.		13,415	196,261
The Blackstone Group LP		14,488	478,973
UBS Group AG		10,108	202,272
Virtus Investment Partners, Inc.		2,500	292,600
Waddell & Reed Financial, Inc. Class A		600	22,164
			4,162,934
Consumer Finance - 2.9%
American Express Co.		500	36,630
Capital One Financial Corp.		13,166	1,038,797
Discover Financial Services		14,700	826,434
Navient Corp.		38,656	509,873
Springleaf Holdings, Inc. (a)		8,678	407,085
			2,818,819
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)		7,905	1,075,238
Leucadia National Corp.		12,330	246,723
			1,321,961
Insurance - 5.7%
ACE Ltd.		9,099	1,033,100
AFLAC, Inc.		6,248	398,310
Allstate Corp.		6,052	374,498
AMBAC Financial Group, Inc. (a)		19,801	319,786
Brown & Brown, Inc.		12,245	395,146
First American Financial Corp.		7,438	283,611
Greenlight Capital Re, Ltd. (a)		8,067	177,151
Principal Financial Group, Inc.		8,454	424,053
ProAssurance Corp.		4,033	213,588
Progressive Corp.		5,640	186,853
Prudential PLC		11,727	273,902
Reinsurance Group of America, Inc.		6,027	543,876
StanCorp Financial Group, Inc.		3,898	447,179
Torchmark Corp.		7,188	416,976
			5,488,029
Real Estate Investment Trusts - 7.9%
American Capital Agency Corp.		2,884	51,422
American Tower Corp.		5,531	565,434
Annaly Capital Management, Inc.		9,600	95,520
CBL & Associates Properties, Inc.		23,028	335,748
Douglas Emmett, Inc.		7,760	237,068
Equity Commonwealth (a)		300	8,613
Equity Lifestyle Properties, Inc.		13,352	807,529
Extra Space Storage, Inc.		7,273	576,313
First Potomac Realty Trust		6,300	74,277
General Growth Properties, Inc.		1,600	46,320
Grivalia Properties REIC		50,742	461,453
iStar Financial, Inc. (a)(b)		48,626	629,220
Lamar Advertising Co. Class A		6,658	375,711
Liberty Property Trust (SBI)		900	30,618
MFA Financial, Inc.		26,260	181,719
NorthStar Realty Finance Corp.		23,845	286,378
Outfront Media, Inc.		19,883	469,438
Sun Communities, Inc.		10,303	690,507
Taubman Centers, Inc.		400	30,792
Ventas, Inc.		12,227	656,834
VEREIT, Inc.		67,274	555,683
WP Glimcher, Inc.		41,680	484,322
			7,650,919
Real Estate Management & Development - 1.8%
Brookfield Asset Management, Inc. Class A		5,450	190,392
CBRE Group, Inc. (a)		7,343	273,747
Forest City Enterprises, Inc. Class A (a)		12,960	286,416
Kennedy Wilson Europe Real Estate PLC		9,791	180,522
Kennedy-Wilson Holdings, Inc.		14,586	357,649
Realogy Holdings Corp. (a)		11,043	431,781
			1,720,507
Thrifts & Mortgage Finance - 0.3%
TFS Financial Corp.		14,348	251,951

TOTAL FINANCIALS			28,280,120

HEALTH CARE - 5.6%
Biotechnology - 0.6%
AMAG Pharmaceuticals, Inc. (a)		3,300	132,000
United Therapeutics Corp. (a)		3,200	469,216
			601,216
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)		6,500	118,820
St. Jude Medical, Inc.		2,299	146,699
The Cooper Companies, Inc.		885	134,839
Zimmer Biomet Holdings, Inc.		7,694	804,562
			1,204,920
Health Care Providers & Services - 1.1%
Accretive Health, Inc. (a)		47,027	96,405
Brookdale Senior Living, Inc. (a)		4,086	85,438
Community Health Systems, Inc. (a)		4,114	115,357
Laboratory Corp. of America Holdings (a)		4,707	577,737
Universal Health Services, Inc. Class B		1,667	203,524
			1,078,461
Health Care Technology - 0.3%
CompuGroup Medical AG		11,205	330,218
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.		5,361	202,431
Pharmaceuticals - 2.1%
Allergan PLC (a)		606	186,933
Jazz Pharmaceuticals PLC (a)		5,909	811,188
Mallinckrodt PLC (a)		500	32,835
Perrigo Co. PLC		1,643	259,167
Teva Pharmaceutical Industries Ltd. sponsored ADR		8,041	475,947
The Medicines Company (a)		2,674	91,558
Theravance, Inc.		17,570	154,265
			2,011,893

TOTAL HEALTH CARE			5,429,139

INDUSTRIALS - 12.8%
Aerospace & Defense - 4.2%
Aerojet Rocketdyne Holdings, Inc. (a)		27,852	471,813
Curtiss-Wright Corp.		7,411	515,509
Esterline Technologies Corp. (a)		3,914	301,574
KLX, Inc. (a)		14,935	584,108
L-3 Communications Holdings, Inc.		6,631	838,158
Orbital ATK, Inc.		5,788	495,569
Precision Castparts Corp.		1,825	421,228
Rolls-Royce Group PLC		22,700	240,042
Textron, Inc.		3,040	128,197
			3,996,198
Air Freight & Logistics - 0.3%
Hub Group, Inc. Class A (a)		4,079	163,078
PostNL NV (a)		23,700	97,888
			260,966
Airlines - 0.3%
American Airlines Group, Inc.		5,600	258,832
Building Products - 0.5%
Allegion PLC		6,732	438,724
Commercial Services & Supplies - 1.2%
ADT Corp. (b)		11,671	385,610
Progressive Waste Solution Ltd. (Canada)		11,000	264,485
Regus PLC		73,100	377,064
West Corp.		5,337	127,074
			1,154,233
Construction & Engineering - 1.4%
AECOM Technology Corp. (a)		33,512	987,599
Astaldi SpA		18,538	149,220
Jacobs Engineering Group, Inc. (a)		5,959	239,194
			1,376,013
Electrical Equipment - 0.8%
Eaton Corp. PLC		3,000	167,730
OSRAM Licht AG		4,229	248,844
Regal Beloit Corp.		6,262	399,453
			816,027
Industrial Conglomerates - 0.1%
Danaher Corp.		1,600	149,296
Machinery - 1.7%
AGCO Corp.		8,163	395,008
Deere & Co.		737	57,486
Flowserve Corp.		100	4,636
Manitowoc Co., Inc. (b)		9,608	147,002
Melrose PLC		52,100	213,805
Pentair PLC		4,183	233,913
Stanley Black & Decker, Inc.		800	84,784
Sulzer AG (Reg.)		2,100	212,241
TriMas Corp. (a)		12,644	253,006
			1,601,881
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)		45,822	20,624
Road & Rail - 1.0%
CSX Corp.		7,920	213,761
Hertz Global Holdings, Inc. (a)		19,100	372,450
Swift Transporation Co. (a)		23,000	359,490
			945,701
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)		9,300	385,950
Ashtead Group PLC		6,500	100,204
MRC Global, Inc. (a)		13,627	162,161
Noble Group Ltd.		335,700	120,530
Veritiv Corp. (a)		2,828	118,776
WESCO International, Inc. (a)		7,415	362,816
			1,250,437

TOTAL INDUSTRIALS			12,268,932

INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 1.6%
CommScope Holding Co., Inc. (a)		8,109	262,975
Harris Corp.		5,448	431,100
QUALCOMM, Inc.		13,637	810,311
			1,504,386
Electronic Equipment & Components - 1.4%
Flextronics International Ltd. (a)		12,800	145,792
Ingram Micro, Inc. Class A		6,924	206,197
Jabil Circuit, Inc.		15,962	366,807
TE Connectivity Ltd.		3,104	200,022
Trimble Navigation Ltd. (a)		11,000	250,250
TTM Technologies, Inc. (a)		20,500	149,650
			1,318,718
Internet Software & Services - 0.1%
Rackspace Hosting, Inc. (a)		3,300	85,305
IT Services - 1.6%
Computer Sciences Corp.		4,100	273,019
EVERTEC, Inc.		20,105	366,715
Leidos Holdings, Inc.		6,200	325,934
Science Applications International Corp.		6,211	284,836
Unisys Corp. (a)		23,421	313,841
			1,564,345
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A		5,160	265,224
Freescale Semiconductor, Inc. (a)		3,900	130,611
Marvell Technology Group Ltd.		73,500	603,435
Maxim Integrated Products, Inc.		18,685	765,711
Semtech Corp. (a)		15,653	273,928
			2,038,909
Software - 1.9%
CommVault Systems, Inc. (a)		5,402	218,889
Interactive Intelligence Group, Inc. (a)		8,100	261,954
Oracle Corp.		7,500	291,300
Symantec Corp.		44,388	914,393
Synopsys, Inc. (a)		2,059	102,909
			1,789,445
Technology Hardware, Storage & Peripherals - 2.4%
HP, Inc.		14,940	402,782
Lexmark International, Inc. Class A		7,700	250,173
NCR Corp. (a)		22,210	590,786
Samsung Electronics Co. Ltd.		608	730,599
Western Digital Corp.		5,785	386,554
			2,360,894

TOTAL INFORMATION TECHNOLOGY			10,662,002

MATERIALS - 7.4%
Chemicals - 3.6%
Agrium, Inc.		4,345	404,229
Albemarle Corp. U.S.		3,200	171,264
Axalta Coating Systems		8,695	240,243
CF Industries Holdings, Inc.		11,595	588,678
Cytec Industries, Inc.		2,102	156,431
Eastman Chemical Co.		8,566	618,208
LyondellBasell Industries NV Class A		2,405	223,449
Methanex Corp.		13,896	554,416
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		15,700	304,266
Tronox Ltd. Class A		35,255	218,934
			3,480,118
Containers & Packaging - 2.4%
Avery Dennison Corp.		4,866	316,144
Ball Corp.		1,400	95,900
Berry Plastics Group, Inc. (a)		9,200	308,200
Graphic Packaging Holding Co.		13,700	193,992
Packaging Corp. of America		2,400	164,280
Sonoco Products Co.		6,875	293,494
WestRock Co.		17,022	915,103
			2,287,113
Metals & Mining - 1.4%
Compass Minerals International, Inc.		9,910	805,088
Freeport-McMoRan, Inc.		16,162	190,227
Steel Dynamics, Inc.		13,200	243,804
SunCoke Energy, Inc.		32,803	162,703
			1,401,822

TOTAL MATERIALS			7,169,053

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.		12,780	360,524
Frontier Communications Corp. (b)		36,582	188,031
			548,555
UTILITIES - 9.2%
Electric Utilities - 5.3%
Edison International		27,313	1,652,983
Exelon Corp.		31,521	880,066
ITC Holdings Corp.		28,731	940,078
NextEra Energy, Inc.		4,820	494,821
OGE Energy Corp.		30,284	863,397
Xcel Energy, Inc.		8,000	285,040
			5,116,385
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)		11,115	215,964
Multi-Utilities - 3.7%
CMS Energy Corp.		17,733	639,629
DTE Energy Co.		6,465	527,479
Public Service Enterprise Group, Inc.		16,453	679,344
Sempra Energy		16,722	1,712,500
			3,558,952

TOTAL UTILITIES			8,891,301

TOTAL COMMON STOCKS
(Cost $96,241,692)			93,885,900

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR		10,644	72,911
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC		2,104,290	3,244
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $172,509)			76,155
		Principal Amount(d)	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (Cost $153,576)(c)(e)	EUR	100,000	118,870
		Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.18% (f)		2,274,773	2,274,773
Fidelity Securities Lending Cash Central Fund, 0.19% (f)(g)		1,076,690	1,076,690
TOTAL MONEY MARKET FUNDS
(Cost $3,351,463)			3,351,463
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $99,919,240)			97,432,388
NET OTHER ASSETS (LIABILITIES) - (1.3)%			(1,297,563)
NET ASSETS - 100%			$96,134,825

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	720,700	$9,230

The face value of futures purchased as a percentage of Net Assets is 0.7%

Currency Abbreviations

EUR – European Monetary Unit

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,391 or 0.2% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,469
Fidelity Securities Lending Cash Central Fund	11,248
Total	$16,717

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,451,029	$10,451,029	$--	$--
Consumer Staples	3,134,114	2,945,609	188,505	--
Energy	7,051,655	7,051,655	--	--
Financials	28,353,031	27,849,403	503,628	--
Health Care	5,429,139	5,429,139	--	--
Industrials	12,272,176	11,911,604	360,572	--
Information Technology	10,662,002	10,662,002	--	--
Materials	7,169,053	7,169,053	--	--
Telecommunication Services	548,555	548,555	--	--
Utilities	8,891,301	8,891,301	--	--
Preferred Securities	118,870	--	118,870	--
Money Market Funds	3,351,463	3,351,463	--	--
Total Investments in Securities:	$97,432,388	$96,260,813	$1,171,575	$--
Derivative Instruments:
Assets
Futures Contracts	$9,230	$9,230	$--	$--
Total Assets	$9,230	$9,230	$--	$--
Total Derivative Instruments:	$9,230	$9,230	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$9,230	$0
Total Equity Risk	9,230	0
Total Value of Derivatives	$9,230	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.1%
Ireland	2.9%
Canada	2.7%
Bermuda	2.6%
Switzerland	1.7%
United Kingdom	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,046,137) — See accompanying schedule: Unaffiliated issuers (cost $96,567,777)	$94,080,925
Fidelity Central Funds (cost $3,351,463)	3,351,463
Total Investments (cost $99,919,240)		$97,432,388
Segregated cash with brokers for derivative instruments		33,500
Receivable for investments sold		1,218,911
Receivable for fund shares sold		41,787
Dividends receivable		42,136
Distributions receivable from Fidelity Central Funds		694
Receivable for daily variation margin for derivative instruments		150
Prepaid expenses		270
Receivable from investment adviser for expense reductions		5,739
Other receivables		3,690
Total assets		98,779,265
Liabilities
Payable to custodian bank	$257,778
Payable for investments purchased	1,096,734
Payable for fund shares redeemed	47,370
Accrued management fee	43,133
Distribution and service plan fees payable	32,180
Other affiliated payables	21,037
Other payables and accrued expenses	69,518
Collateral on securities loaned, at value	1,076,690
Total liabilities		2,644,440
Net Assets		$96,134,825
Net Assets consist of:
Paid in capital		$97,039,789
Undistributed net investment income		83,452
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,489,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,477,877)
Net Assets		$96,134,825
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,857,908 ÷ 2,377,771 shares)		$21.39
Maximum offering price per share (100/94.25 of $21.39)		$22.69
Class T:
Net Asset Value and redemption price per share ($17,300,415 ÷ 817,057 shares)		$21.17
Maximum offering price per share (100/96.50 of $21.17)		$21.94
Class B:
Net Asset Value and offering price per share ($915,392 ÷ 44,841 shares)(a)		$20.41
Class C:
Net Asset Value and offering price per share ($16,669,734 ÷ 819,163 shares)(a)		$20.35
Class I:
Net Asset Value, offering price and redemption price per share ($10,391,376 ÷ 481,113 shares)		$21.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,729,323
Interest		1,212
Income from Fidelity Central Funds		16,717
Total income		1,747,252
Expenses
Management fee
Basic fee	$541,635
Performance adjustment	37,419
Transfer agent fees	227,572
Distribution and service plan fees	409,615
Accounting and security lending fees	38,556
Custodian fees and expenses	70,925
Independent trustees' compensation	417
Registration fees	70,459
Audit	62,310
Legal	281
Miscellaneous	822
Total expenses before reductions	1,460,011
Expense reductions	(73,442)	1,386,569
Net investment income (loss)		360,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,769,194
Foreign currency transactions	147
Futures contracts	(107)
Total net realized gain (loss)		11,769,234
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,640,642)
Assets and liabilities in foreign currencies	468
Futures contracts	9,918
Total change in net unrealized appreciation (depreciation)		(12,630,256)
Net gain (loss)		(861,022)
Net increase (decrease) in net assets resulting from operations		$(500,339)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$360,683	$196,915
Net realized gain (loss)	11,769,234	13,157,647
Change in net unrealized appreciation (depreciation)	(12,630,256)	(2,483,169)
Net increase (decrease) in net assets resulting from operations	(500,339)	10,871,393
Distributions to shareholders from net investment income	(153,278)	(112,252)
Distributions to shareholders from net realized gain	(63,887)	(142,925)
Total distributions	(217,165)	(255,177)
Share transactions - net increase (decrease)	3,716,442	3,929,186
Total increase (decrease) in net assets	2,998,938	14,545,402
Net Assets
Beginning of period	93,135,887	78,590,485
End of period (including undistributed net investment income of $83,452 and undistributed net investment income of $65,041, respectively)	$96,134,825	$93,135,887

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.48	$18.90	$14.08	$12.25	$12.12
Income from Investment Operations
Net investment income (loss)A	.12	.09	.11	.07	.03
Net realized and unrealized gain (loss)	(.14)B	2.58	4.82	1.79	.17
Total from investment operations	(.02)	2.67	4.93	1.86	.20
Distributions from net investment income	(.05)	(.04)	(.11)	(.03)	(.06)
Distributions from net realized gain	(.02)	(.04)	–	–	(.01)
Total distributions	(.07)	(.09)C	(.11)	(.03)	(.07)
Net asset value, end of period	$21.39	$21.48	$18.90	$14.08	$12.25
Total ReturnD,E	(.12)%B	14.15%	35.30%	15.22%	1.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.29%	1.31%	1.35%	1.29%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.23%	1.25%	1.24%
Net investment income (loss)	.53%	.42%	.69%	.51%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$50,858	$45,759	$38,397	$27,817	$29,635
Portfolio turnover rateH	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.27	$18.72	$13.95	$12.15	$12.03
Income from Investment Operations
Net investment income (loss)A	.06	.03	.07	.03	(.01)
Net realized and unrealized gain (loss)	(.15)B	2.56	4.78	1.80	.17
Total from investment operations	(.09)	2.59	4.85	1.83	.16
Distributions from net investment income	–	–	(.08)	(.03)	(.04)
Distributions from net realized gain	(.01)	(.04)	–	–	(.01)
Total distributions	(.01)	(.04)	(.08)	(.03)	(.04)C
Net asset value, end of period	$21.17	$21.27	$18.72	$13.95	$12.15
Total ReturnD,E	(.43)%B	13.88%	34.94%	15.05%	1.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.58%	1.57%	1.58%	1.61%	1.56%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.48%	1.50%	1.49%
Net investment income (loss)	.28%	.17%	.44%	.26%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,300	$18,558	$17,319	$12,727	$12,866
Portfolio turnover rateH	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%.

 C Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.60	$18.18	$13.54	$11.85	$11.75
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.01)	(.03)	(.07)
Net realized and unrealized gain (loss)	(.13)B	2.49	4.65	1.74	.17
Total from investment operations	(.18)	2.42	4.64	1.71	.10
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.01)	–	–	(.02)	–
Net asset value, end of period	$20.41	$20.60	$18.18	$13.54	$11.85
Total ReturnC,D	(.89)%B	13.31%	34.27%	14.41%	.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.13%	2.11%	2.13%	2.05%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.98%	2.00%	1.99%
Net investment income (loss)	(.22)%	(.33)%	(.06)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$915	$1,417	$2,116	$2,480	$3,482
Portfolio turnover rateG	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.54	$18.13	$13.51	$11.83	$11.73
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.01)	(.03)	(.07)
Net realized and unrealized gain (loss)	(.13)B	2.48	4.64	1.73	.17
Total from investment operations	(.18)	2.41	4.63	1.70	.10
Distributions from net investment income	–	–	(.01)	(.02)	–
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.01)	–	(.01)	(.02)	–
Net asset value, end of period	$20.35	$20.54	$18.13	$13.51	$11.83
Total ReturnC,D	(.89)%B	13.29%	34.32%	14.36%	.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.09%	2.06%	2.08%	2.10%	2.04%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.98%	1.99%	1.99%
Net investment income (loss)	(.22)%	(.33)%	(.06)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$16,670	$17,390	$14,354	$9,283	$8,976
Portfolio turnover rateG	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.70	$19.09	$14.22	$12.34	$12.21
Income from Investment Operations
Net investment income (loss)A	.17	.14	.16	.10	.06
Net realized and unrealized gain (loss)	(.14)B	2.60	4.86	1.81	.18
Total from investment operations	.03	2.74	5.02	1.91	.24
Distributions from net investment income	(.11)	(.09)	(.15)	(.03)	(.10)
Distributions from net realized gain	(.02)	(.04)	–	–	(.01)
Total distributions	(.13)	(.13)	(.15)	(.03)	(.11)
Net asset value, end of period	$21.60	$21.70	$19.09	$14.22	$12.34
Total ReturnC	.13%B	14.46%	35.65%	15.56%	1.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	.97%	.96%	.99%	.97%
Expenses net of fee waivers, if any	1.00%	.97%	.96%	.99%	.97%
Expenses net of all reductions	.99%	.97%	.94%	.99%	.96%
Net investment income (loss)	.78%	.69%	.98%	.76%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$10,391	$10,011	$6,405	$4,080	$4,869
Portfolio turnover rateF	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,639,918
Gross unrealized depreciation	(10,350,622)
Net unrealized appreciation (depreciation) on securities	$(2,710,704)
Tax Cost	$100,143,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,452
Undistributed long-term capital gain	$1,722,546
Net unrealized appreciation (depreciation) on securities and other investments	$(2,701,730)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$217,165	$ 255,177

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(107) and a change in net unrealized appreciation (depreciation) of $9,918 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $82,189,863 and $77,766,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$125,632	$5,861
Class T	.25%	.25%	93,032	75
Class B	.75%	.25%	11,700	8,919
Class C	.75%	.25%	179,251	26,301
			$409,615	$41,156

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,043
Class T	3,975
Class B(a)	248
Class C(a)	1,566
$23,832

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$113,491.23
Class T	45,863.25
Class B	3,550.30
Class C	46,253.26
Class I	18,415.17
	$ 227,572

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,331 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $141 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,248, including $64 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$28,697
Class T	1.50%	15,280
Class B	2.00%	1,758
Class C	2.00%	16,610
Class I	1.00%	457
		$62,802

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,315 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $414 and a portion of class-level operating expenses as follows:

Amount
Class A	$957
Class T	404
Class B	3
Class C	333
Class I	175
$1,872

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$101,012	$83,047
Class I	52,266	29,205
Total	$153,278	$112,252
From net realized gain
Class A	$40,780	$89,124
Class T	6,850	39,363
Class B	509	–
Class C	6,869	–
Class I	8,879	14,438
Total	$63,887	$142,925

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	960,039	645,072	$21,148,738	$13,268,279
Reinvestment of distributions	6,016	8,091	131,655	155,015
Shares redeemed	(718,151)	(554,574)	(15,770,534)	(11,319,595)
Net increase (decrease)	247,904	98,589	$5,509,859	$2,103,699
Class T
Shares sold	111,689	161,059	$2,464,811	$3,267,392
Reinvestment of distributions	306	2,020	6,711	38,408
Shares redeemed	(167,609)	(215,769)	(3,658,902)	(4,328,239)
Net increase (decrease)	(55,614)	(52,690)	$(1,187,380)	$(1,022,439)
Class B
Shares sold	251	2,813	$5,457	$54,581
Reinvestment of distributions	23	–	484	–
Shares redeemed	(24,225)	(50,387)	(513,169)	(990,350)
Net increase (decrease)	(23,951)	(47,574)	$(507,228)	$(935,769)
Class C
Shares sold	129,309	339,964	$2,727,630	$6,682,150
Reinvestment of distributions	305	–	6,463	–
Shares redeemed	(157,096)	(285,178)	(3,304,608)	(5,539,053)
Net increase (decrease)	(27,482)	54,786	$(570,515)	$1,143,097
Class I
Shares sold	126,524	305,064	$2,825,818	$6,333,952
Reinvestment of distributions	2,352	1,763	51,833	34,039
Shares redeemed	(109,030)	(181,045)	(2,405,945)	(3,727,393)
Net increase (decrease)	19,846	125,782	$471,706	$2,640,598

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$1,000.00	$944.40	$6.13
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class T	1.50%
Actual		$1,000.00	$943.00	$7.35
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class B	2.00%
Actual		$1,000.00	$940.60	$9.78
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class C	2.00%
Actual		$1,000.00	$940.80	$9.78
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class I	1.00%
Actual		$1,000.00	$945.70	$4.90
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/15	12/04/15	$0.114	$0.37
Class T	12/07/15	12/04/15	$0.05	$0.37
Class B	12/07/15	12/04/15	$0.00	$0.37
Class C	12/07/15	12/04/15	$0.00	$0.37

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $1,971,538 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%, Class T designates 100%, Class B designates 100% and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deductions for corporate shareholders.

Class A designates 100%, Class T designates 100%, Class B designates 100% and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12bfee is comparable to competing no-load, higher 12bfee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAV-ANN-1215
1.808899.111

Fidelity Advisor® Value Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	0.13%	12.86%	7.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$19,872	Fidelity Advisor® Value Fund - Class I
$22,388	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks gained moderately for the 12 months ending October 31, 2015, helped by a strong October that largely erased a steep decline in August and September on concern about slowing global economic growth emanating from China. Stocks benefited late in the period amid waning expectations for a near-term interest-rate hike by the U.S. Federal Reserve, additional economic stimulus in Europe and an interest-rate cut in China. The large-cap S&P 500® index advanced 5.20% for the period, with growth stocks in the index significantly outpacing value stocks, as investors continued to seek growth in a subpar economic environment. The growth-oriented Nasdaq Composite Index® also benefited, gaining 10.39%, while the small-cap Russell 2000® Index lost its edge, returning only 0.34%, as risk appetites waned. Among sectors in the widely followed S&P 500®, consumer discretionary (+21%) led the way, benefiting from a combination of rising personal income and still-benign inflation. Technology (+11%) and consumer staples (+9%) also outpaced the index. Conversely, energy (-19%) performed worst, in an environment of depressed commodity prices that also hit materials (-4%). At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and how China’s transition toward a consumption-led economy may affect corporate earnings.

Comments from Co-Portfolio Manager Matthew Friedman:  For the year, the fund’s shares classes (excluding sales charges, if applicable) underperformed the 0.47% result of the benchmark Russell Midcap® Value Index. Stock selection lifted relative performance, but industry positioning partially offset that positive. Weak picks in financials hurt, as did positioning in the equipment & services segment of health care. Among individual stocks, a non-index stake in SunCoke Energy hurt most. SunCoke is an independent producer of coke, which is used in the blast furnace production of steel. The stock lagged due to customer concentration in other steel companies, such as AK Steel and U.S. Steel, which were hurt by lower steel prices in China – the world's largest producer. Conversely, the fund’s foreign investments helped despite the headwind of a rising dollar. Picks within tech and industrials were beneficial. In tech, Freescale Semiconductor was the fund’s largest individual contributor. The stock popped in January after the maker of network processors and micro-controllers reported higher-than-expected earnings, and then again in February on reports of a possible sale of the company. Shares also ratcheted up in early March after Netherlands-based NXP Semiconductors offered to purchase Freescale at a premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Sempra Energy	1.8	1.5
Edison International	1.7	1.4
Berkshire Hathaway, Inc. Class B	1.1	0.9
Capital One Financial Corp.	1.1	1.1
ACE Ltd.	1.1	0.5
AECOM Technology Corp.	1.0	1.2
ITC Holdings Corp.	1.0	0.9
WestRock Co.	1.0	0.9
Symantec Corp.	1.0	0.5
U.S. Bancorp	0.9	0.8
	11.7

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.6	28.7
Industrials	12.8	11.7
Information Technology	11.1	12.0
Consumer Discretionary	10.9	11.9
Utilities	9.2	9.3

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Stocks and Equity Futures	98.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 17.9%

As of April 30, 2015*
Stocks and Equity Futures	97.2%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.7%

 * Foreign investments - 17.9%

Investments October 31, 2015

Showing Percentage of Net Assets

Common Stocks - 97.6%
		Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Auto Components - 1.1%
Delphi Automotive PLC		3,311	$275,442
Tenneco, Inc. (a)		4,700	265,973
The Goodyear Tire & Rubber Co.		3,931	129,094
Visteon Corp. (a)		3,268	356,441
			1,026,950
Automobiles - 0.2%
Harley-Davidson, Inc.		4,183	206,849
Distributors - 0.2%
Uni-Select, Inc.		3,300	163,536
Diversified Consumer Services - 1.4%
H&R Block, Inc.		10,432	388,696
Houghton Mifflin Harcourt Co. (a)		37,880	742,069
Service Corp. International		8,228	232,523
			1,363,288
Hotels, Restaurants & Leisure - 1.0%
DineEquity, Inc.		2,655	221,560
Extended Stay America, Inc. unit		17,900	343,680
Wyndham Worldwide Corp.		5,020	408,377
			973,617
Household Durables - 0.7%
Jarden Corp. (a)		4,655	208,544
Whirlpool Corp.		2,800	448,392
			656,936
Internet & Catalog Retail - 0.4%
Liberty Interactive Corp. QVC Group Series A (a)		15,200	416,024
Leisure Products - 0.7%
Mattel, Inc. (b)		21,070	517,901
Vista Outdoor, Inc. (a)		2,758	123,338
			641,239
Media - 2.6%
CBS Corp. Class B		1,700	79,084
Liberty Broadband Corp. Class C (a)		6,031	324,287
Live Nation Entertainment, Inc. (a)		20,454	557,985
Omnicom Group, Inc.		5,890	441,279
Sinclair Broadcast Group, Inc. Class A		8,530	255,985
Starz Series A (a)		9,339	312,950
Twenty-First Century Fox, Inc. Class B		10,332	319,052
Viacom, Inc. Class B (non-vtg.)		5,400	266,274
			2,556,896
Multiline Retail - 0.6%
Dillard's, Inc. Class A		2,880	257,702
Kohl's Corp.		7,241	333,955
			591,657
Specialty Retail - 1.7%
Chico's FAS, Inc.		13,853	191,448
GameStop Corp. Class A		8,900	410,023
GNC Holdings, Inc.		2,700	80,325
Sally Beauty Holdings, Inc. (a)		2,950	69,355
Staples, Inc.		36,848	478,656
The Men's Wearhouse, Inc.		9,286	371,254
			1,601,061
Textiles, Apparel & Luxury Goods - 0.3%
Gildan Activewear, Inc.		8,800	252,976

TOTAL CONSUMER DISCRETIONARY			10,451,029

CONSUMER STAPLES - 3.3%
Beverages - 0.8%
C&C Group PLC		64,803	258,676
Cott Corp.		37,046	386,722
Molson Coors Brewing Co. Class B		1,573	138,581
			783,979
Food & Staples Retailing - 0.6%
Sysco Corp.		7,262	299,558
Whole Foods Market, Inc.		8,500	254,660
			554,218
Food Products - 1.7%
Bunge Ltd.		3,090	225,446
ConAgra Foods, Inc.		7,196	291,798
Darling International, Inc. (a)		37,007	374,511
Dean Foods Co.		6,187	112,047
Greencore Group PLC		46,782	217,800
Pinnacle Foods, Inc.		1,642	72,379
The J.M. Smucker Co.		2,670	313,431
			1,607,412
Household Products - 0.2%
Svenska Cellulosa AB (SCA) (B Shares)		6,400	188,505

TOTAL CONSUMER STAPLES			3,134,114

ENERGY - 7.3%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.		10,473	551,718
BW Offshore Ltd.		180,345	75,137
Dril-Quip, Inc. (a)		5,520	339,811
FMC Technologies, Inc. (a)		5,718	193,440
Halliburton Co.		6,661	255,649
Odfjell Drilling A/S (a)		28,835	18,665
SBM Offshore NV (a)(b)		19,700	270,031
Schlumberger Ltd.		2,786	217,754
			1,922,205
Oil, Gas & Consumable Fuels - 5.3%
Anadarko Petroleum Corp.		4,040	270,195
Apache Corp.		5,509	259,639
Boardwalk Pipeline Partners, LP		13,241	169,750
California Resources Corp.		42,089	170,040
Diamondback Energy, Inc.		5,058	373,483
Energen Corp.		4,580	266,327
EQT Corp.		7,281	481,056
Golar LNG Ltd.		7,500	217,575
Hess Corp.		5,370	301,848
Hoegh LNG Holdings Ltd.		13,600	163,262
Imperial Oil Ltd.		9,400	312,782
Kinder Morgan, Inc.		7,434	203,320
Lundin Petroleum AB (a)		20,800	300,671
Marathon Oil Corp.		16,213	297,995
Marathon Petroleum Corp.		5,633	291,789
Newfield Exploration Co. (a)		12,858	516,763
Northern Oil & Gas, Inc.(a)(b)		11,909	60,021
Scorpio Tankers, Inc.		14,955	136,390
Stone Energy Corp. (a)		20,890	116,775
Whiting Petroleum Corp. (a)		12,755	219,769
			5,129,450

TOTAL ENERGY			7,051,655

FINANCIALS - 29.4%
Banks - 5.1%
Bank of Ireland (a)		212,097	78,133
Barclays PLC sponsored ADR		26,086	371,204
CIT Group, Inc.		12,254	526,922
Citigroup, Inc.		5,312	282,439
EFG Eurobank Ergasias SA (a)		811,600	27,667
First Citizen Bancshares, Inc.		1,379	353,217
First Citizen Bancshares, Inc. Class A (a)		1,408	360,645
First Niagara Financial Group, Inc.		19,730	204,206
Gree Electric Appliances, Inc. ELS (BNP Paribas Arbitrage Warrant Program) warrants 12/10/15 (c)		28,400	77,521
Hilltop Holdings, Inc. (a)		12,774	267,871
JPMorgan Chase & Co.		6,400	411,200
Lloyds Banking Group PLC		134,100	152,205
PNC Financial Services Group, Inc.		3,261	294,338
Prosperity Bancshares, Inc.		4,800	246,624
U.S. Bancorp		21,609	911,468
Wells Fargo & Co.		5,529	299,340
			4,865,000
Capital Markets - 4.3%
American Capital Ltd. (a)		8,130	103,983
Apollo Global Management LLC Class A		13,648	249,349
Ares Capital Corp.		24,387	371,414
Artisan Partners Asset Management, Inc.		5,700	218,025
E*TRADE Financial Corp. (a)		10,936	311,785
Fortress Investment Group LLC		45,272	253,976
Franklin Resources, Inc.		8,130	331,379
Invesco Ltd.		21,261	705,227
KKR & Co. LP		24,812	425,526
NorthStar Asset Management Group, Inc.		13,415	196,261
The Blackstone Group LP		14,488	478,973
UBS Group AG		10,108	202,272
Virtus Investment Partners, Inc.		2,500	292,600
Waddell & Reed Financial, Inc. Class A		600	22,164
			4,162,934
Consumer Finance - 2.9%
American Express Co.		500	36,630
Capital One Financial Corp.		13,166	1,038,797
Discover Financial Services		14,700	826,434
Navient Corp.		38,656	509,873
Springleaf Holdings, Inc. (a)		8,678	407,085
			2,818,819
Diversified Financial Services - 1.4%
Berkshire Hathaway, Inc. Class B (a)		7,905	1,075,238
Leucadia National Corp.		12,330	246,723
			1,321,961
Insurance - 5.7%
ACE Ltd.		9,099	1,033,100
AFLAC, Inc.		6,248	398,310
Allstate Corp.		6,052	374,498
AMBAC Financial Group, Inc. (a)		19,801	319,786
Brown & Brown, Inc.		12,245	395,146
First American Financial Corp.		7,438	283,611
Greenlight Capital Re, Ltd. (a)		8,067	177,151
Principal Financial Group, Inc.		8,454	424,053
ProAssurance Corp.		4,033	213,588
Progressive Corp.		5,640	186,853
Prudential PLC		11,727	273,902
Reinsurance Group of America, Inc.		6,027	543,876
StanCorp Financial Group, Inc.		3,898	447,179
Torchmark Corp.		7,188	416,976
			5,488,029
Real Estate Investment Trusts - 7.9%
American Capital Agency Corp.		2,884	51,422
American Tower Corp.		5,531	565,434
Annaly Capital Management, Inc.		9,600	95,520
CBL & Associates Properties, Inc.		23,028	335,748
Douglas Emmett, Inc.		7,760	237,068
Equity Commonwealth (a)		300	8,613
Equity Lifestyle Properties, Inc.		13,352	807,529
Extra Space Storage, Inc.		7,273	576,313
First Potomac Realty Trust		6,300	74,277
General Growth Properties, Inc.		1,600	46,320
Grivalia Properties REIC		50,742	461,453
iStar Financial, Inc. (a)(b)		48,626	629,220
Lamar Advertising Co. Class A		6,658	375,711
Liberty Property Trust (SBI)		900	30,618
MFA Financial, Inc.		26,260	181,719
NorthStar Realty Finance Corp.		23,845	286,378
Outfront Media, Inc.		19,883	469,438
Sun Communities, Inc.		10,303	690,507
Taubman Centers, Inc.		400	30,792
Ventas, Inc.		12,227	656,834
VEREIT, Inc.		67,274	555,683
WP Glimcher, Inc.		41,680	484,322
			7,650,919
Real Estate Management & Development - 1.8%
Brookfield Asset Management, Inc. Class A		5,450	190,392
CBRE Group, Inc. (a)		7,343	273,747
Forest City Enterprises, Inc. Class A (a)		12,960	286,416
Kennedy Wilson Europe Real Estate PLC		9,791	180,522
Kennedy-Wilson Holdings, Inc.		14,586	357,649
Realogy Holdings Corp. (a)		11,043	431,781
			1,720,507
Thrifts & Mortgage Finance - 0.3%
TFS Financial Corp.		14,348	251,951

TOTAL FINANCIALS			28,280,120

HEALTH CARE - 5.6%
Biotechnology - 0.6%
AMAG Pharmaceuticals, Inc. (a)		3,300	132,000
United Therapeutics Corp. (a)		3,200	469,216
			601,216
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)		6,500	118,820
St. Jude Medical, Inc.		2,299	146,699
The Cooper Companies, Inc.		885	134,839
Zimmer Biomet Holdings, Inc.		7,694	804,562
			1,204,920
Health Care Providers & Services - 1.1%
Accretive Health, Inc. (a)		47,027	96,405
Brookdale Senior Living, Inc. (a)		4,086	85,438
Community Health Systems, Inc. (a)		4,114	115,357
Laboratory Corp. of America Holdings (a)		4,707	577,737
Universal Health Services, Inc. Class B		1,667	203,524
			1,078,461
Health Care Technology - 0.3%
CompuGroup Medical AG		11,205	330,218
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.		5,361	202,431
Pharmaceuticals - 2.1%
Allergan PLC (a)		606	186,933
Jazz Pharmaceuticals PLC (a)		5,909	811,188
Mallinckrodt PLC (a)		500	32,835
Perrigo Co. PLC		1,643	259,167
Teva Pharmaceutical Industries Ltd. sponsored ADR		8,041	475,947
The Medicines Company (a)		2,674	91,558
Theravance, Inc.		17,570	154,265
			2,011,893

TOTAL HEALTH CARE			5,429,139

INDUSTRIALS - 12.8%
Aerospace & Defense - 4.2%
Aerojet Rocketdyne Holdings, Inc. (a)		27,852	471,813
Curtiss-Wright Corp.		7,411	515,509
Esterline Technologies Corp. (a)		3,914	301,574
KLX, Inc. (a)		14,935	584,108
L-3 Communications Holdings, Inc.		6,631	838,158
Orbital ATK, Inc.		5,788	495,569
Precision Castparts Corp.		1,825	421,228
Rolls-Royce Group PLC		22,700	240,042
Textron, Inc.		3,040	128,197
			3,996,198
Air Freight & Logistics - 0.3%
Hub Group, Inc. Class A (a)		4,079	163,078
PostNL NV (a)		23,700	97,888
			260,966
Airlines - 0.3%
American Airlines Group, Inc.		5,600	258,832
Building Products - 0.5%
Allegion PLC		6,732	438,724
Commercial Services & Supplies - 1.2%
ADT Corp. (b)		11,671	385,610
Progressive Waste Solution Ltd. (Canada)		11,000	264,485
Regus PLC		73,100	377,064
West Corp.		5,337	127,074
			1,154,233
Construction & Engineering - 1.4%
AECOM Technology Corp. (a)		33,512	987,599
Astaldi SpA		18,538	149,220
Jacobs Engineering Group, Inc. (a)		5,959	239,194
			1,376,013
Electrical Equipment - 0.8%
Eaton Corp. PLC		3,000	167,730
OSRAM Licht AG		4,229	248,844
Regal Beloit Corp.		6,262	399,453
			816,027
Industrial Conglomerates - 0.1%
Danaher Corp.		1,600	149,296
Machinery - 1.7%
AGCO Corp.		8,163	395,008
Deere & Co.		737	57,486
Flowserve Corp.		100	4,636
Manitowoc Co., Inc. (b)		9,608	147,002
Melrose PLC		52,100	213,805
Pentair PLC		4,183	233,913
Stanley Black & Decker, Inc.		800	84,784
Sulzer AG (Reg.)		2,100	212,241
TriMas Corp. (a)		12,644	253,006
			1,601,881
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)		45,822	20,624
Road & Rail - 1.0%
CSX Corp.		7,920	213,761
Hertz Global Holdings, Inc. (a)		19,100	372,450
Swift Transporation Co. (a)		23,000	359,490
			945,701
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)		9,300	385,950
Ashtead Group PLC		6,500	100,204
MRC Global, Inc. (a)		13,627	162,161
Noble Group Ltd.		335,700	120,530
Veritiv Corp. (a)		2,828	118,776
WESCO International, Inc. (a)		7,415	362,816
			1,250,437

TOTAL INDUSTRIALS			12,268,932

INFORMATION TECHNOLOGY - 11.1%
Communications Equipment - 1.6%
CommScope Holding Co., Inc. (a)		8,109	262,975
Harris Corp.		5,448	431,100
QUALCOMM, Inc.		13,637	810,311
			1,504,386
Electronic Equipment & Components - 1.4%
Flextronics International Ltd. (a)		12,800	145,792
Ingram Micro, Inc. Class A		6,924	206,197
Jabil Circuit, Inc.		15,962	366,807
TE Connectivity Ltd.		3,104	200,022
Trimble Navigation Ltd. (a)		11,000	250,250
TTM Technologies, Inc. (a)		20,500	149,650
			1,318,718
Internet Software & Services - 0.1%
Rackspace Hosting, Inc. (a)		3,300	85,305
IT Services - 1.6%
Computer Sciences Corp.		4,100	273,019
EVERTEC, Inc.		20,105	366,715
Leidos Holdings, Inc.		6,200	325,934
Science Applications International Corp.		6,211	284,836
Unisys Corp. (a)		23,421	313,841
			1,564,345
Semiconductors & Semiconductor Equipment - 2.1%
Broadcom Corp. Class A		5,160	265,224
Freescale Semiconductor, Inc. (a)		3,900	130,611
Marvell Technology Group Ltd.		73,500	603,435
Maxim Integrated Products, Inc.		18,685	765,711
Semtech Corp. (a)		15,653	273,928
			2,038,909
Software - 1.9%
CommVault Systems, Inc. (a)		5,402	218,889
Interactive Intelligence Group, Inc. (a)		8,100	261,954
Oracle Corp.		7,500	291,300
Symantec Corp.		44,388	914,393
Synopsys, Inc. (a)		2,059	102,909
			1,789,445
Technology Hardware, Storage & Peripherals - 2.4%
HP, Inc.		14,940	402,782
Lexmark International, Inc. Class A		7,700	250,173
NCR Corp. (a)		22,210	590,786
Samsung Electronics Co. Ltd.		608	730,599
Western Digital Corp.		5,785	386,554
			2,360,894

TOTAL INFORMATION TECHNOLOGY			10,662,002

MATERIALS - 7.4%
Chemicals - 3.6%
Agrium, Inc.		4,345	404,229
Albemarle Corp. U.S.		3,200	171,264
Axalta Coating Systems		8,695	240,243
CF Industries Holdings, Inc.		11,595	588,678
Cytec Industries, Inc.		2,102	156,431
Eastman Chemical Co.		8,566	618,208
LyondellBasell Industries NV Class A		2,405	223,449
Methanex Corp.		13,896	554,416
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR		15,700	304,266
Tronox Ltd. Class A		35,255	218,934
			3,480,118
Containers & Packaging - 2.4%
Avery Dennison Corp.		4,866	316,144
Ball Corp.		1,400	95,900
Berry Plastics Group, Inc. (a)		9,200	308,200
Graphic Packaging Holding Co.		13,700	193,992
Packaging Corp. of America		2,400	164,280
Sonoco Products Co.		6,875	293,494
WestRock Co.		17,022	915,103
			2,287,113
Metals & Mining - 1.4%
Compass Minerals International, Inc.		9,910	805,088
Freeport-McMoRan, Inc.		16,162	190,227
Steel Dynamics, Inc.		13,200	243,804
SunCoke Energy, Inc.		32,803	162,703
			1,401,822

TOTAL MATERIALS			7,169,053

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.		12,780	360,524
Frontier Communications Corp. (b)		36,582	188,031
			548,555
UTILITIES - 9.2%
Electric Utilities - 5.3%
Edison International		27,313	1,652,983
Exelon Corp.		31,521	880,066
ITC Holdings Corp.		28,731	940,078
NextEra Energy, Inc.		4,820	494,821
OGE Energy Corp.		30,284	863,397
Xcel Energy, Inc.		8,000	285,040
			5,116,385
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)		11,115	215,964
Multi-Utilities - 3.7%
CMS Energy Corp.		17,733	639,629
DTE Energy Co.		6,465	527,479
Public Service Enterprise Group, Inc.		16,453	679,344
Sempra Energy		16,722	1,712,500
			3,558,952

TOTAL UTILITIES			8,891,301

TOTAL COMMON STOCKS
(Cost $96,241,692)			93,885,900

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR		10,644	72,911
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC		2,104,290	3,244
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $172,509)			76,155
		Principal Amount(d)	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (Cost $153,576)(c)(e)	EUR	100,000	118,870
		Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.18% (f)		2,274,773	2,274,773
Fidelity Securities Lending Cash Central Fund, 0.19% (f)(g)		1,076,690	1,076,690
TOTAL MONEY MARKET FUNDS
(Cost $3,351,463)			3,351,463
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $99,919,240)			97,432,388
NET OTHER ASSETS (LIABILITIES) - (1.3)%			(1,297,563)
NET ASSETS - 100%			$96,134,825

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 CME E-mini S&P MidCap 400 Index Contracts (United States)	Dec. 2015	720,700	$9,230

The face value of futures purchased as a percentage of Net Assets is 0.7%

Currency Abbreviations

EUR – European Monetary Unit

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,391 or 0.2% of net assets.

 (d) Amount is stated in United States dollars unless otherwise noted.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,469
Fidelity Securities Lending Cash Central Fund	11,248
Total	$16,717

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$10,451,029	$10,451,029	$--	$--
Consumer Staples	3,134,114	2,945,609	188,505	--
Energy	7,051,655	7,051,655	--	--
Financials	28,353,031	27,849,403	503,628	--
Health Care	5,429,139	5,429,139	--	--
Industrials	12,272,176	11,911,604	360,572	--
Information Technology	10,662,002	10,662,002	--	--
Materials	7,169,053	7,169,053	--	--
Telecommunication Services	548,555	548,555	--	--
Utilities	8,891,301	8,891,301	--	--
Preferred Securities	118,870	--	118,870	--
Money Market Funds	3,351,463	3,351,463	--	--
Total Investments in Securities:	$97,432,388	$96,260,813	$1,171,575	$--
Derivative Instruments:
Assets
Futures Contracts	$9,230	$9,230	$--	$--
Total Assets	$9,230	$9,230	$--	$--
Total Derivative Instruments:	$9,230	$9,230	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of October 31, 2015. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$9,230	$0
Total Equity Risk	9,230	0
Total Value of Derivatives	$9,230	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.1%
Ireland	2.9%
Canada	2.7%
Bermuda	2.6%
Switzerland	1.7%
United Kingdom	1.5%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $1,046,137) — See accompanying schedule: Unaffiliated issuers (cost $96,567,777)	$94,080,925
Fidelity Central Funds (cost $3,351,463)	3,351,463
Total Investments (cost $99,919,240)		$97,432,388
Segregated cash with brokers for derivative instruments		33,500
Receivable for investments sold		1,218,911
Receivable for fund shares sold		41,787
Dividends receivable		42,136
Distributions receivable from Fidelity Central Funds		694
Receivable for daily variation margin for derivative instruments		150
Prepaid expenses		270
Receivable from investment adviser for expense reductions		5,739
Other receivables		3,690
Total assets		98,779,265
Liabilities
Payable to custodian bank	$257,778
Payable for investments purchased	1,096,734
Payable for fund shares redeemed	47,370
Accrued management fee	43,133
Distribution and service plan fees payable	32,180
Other affiliated payables	21,037
Other payables and accrued expenses	69,518
Collateral on securities loaned, at value	1,076,690
Total liabilities		2,644,440
Net Assets		$96,134,825
Net Assets consist of:
Paid in capital		$97,039,789
Undistributed net investment income		83,452
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,489,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,477,877)
Net Assets		$96,134,825
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($50,857,908 ÷ 2,377,771 shares)		$21.39
Maximum offering price per share (100/94.25 of $21.39)		$22.69
Class T:
Net Asset Value and redemption price per share ($17,300,415 ÷ 817,057 shares)		$21.17
Maximum offering price per share (100/96.50 of $21.17)		$21.94
Class B:
Net Asset Value and offering price per share ($915,392 ÷ 44,841 shares)(a)		$20.41
Class C:
Net Asset Value and offering price per share ($16,669,734 ÷ 819,163 shares)(a)		$20.35
Class I:
Net Asset Value, offering price and redemption price per share ($10,391,376 ÷ 481,113 shares)		$21.60

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended October 31, 2015
Investment Income
Dividends		$1,729,323
Interest		1,212
Income from Fidelity Central Funds		16,717
Total income		1,747,252
Expenses
Management fee
Basic fee	$541,635
Performance adjustment	37,419
Transfer agent fees	227,572
Distribution and service plan fees	409,615
Accounting and security lending fees	38,556
Custodian fees and expenses	70,925
Independent trustees' compensation	417
Registration fees	70,459
Audit	62,310
Legal	281
Miscellaneous	822
Total expenses before reductions	1,460,011
Expense reductions	(73,442)	1,386,569
Net investment income (loss)		360,683
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	11,769,194
Foreign currency transactions	147
Futures contracts	(107)
Total net realized gain (loss)		11,769,234
Change in net unrealized appreciation (depreciation) on: Investment securities	(12,640,642)
Assets and liabilities in foreign currencies	468
Futures contracts	9,918
Total change in net unrealized appreciation (depreciation)		(12,630,256)
Net gain (loss)		(861,022)
Net increase (decrease) in net assets resulting from operations		$(500,339)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$360,683	$196,915
Net realized gain (loss)	11,769,234	13,157,647
Change in net unrealized appreciation (depreciation)	(12,630,256)	(2,483,169)
Net increase (decrease) in net assets resulting from operations	(500,339)	10,871,393
Distributions to shareholders from net investment income	(153,278)	(112,252)
Distributions to shareholders from net realized gain	(63,887)	(142,925)
Total distributions	(217,165)	(255,177)
Share transactions - net increase (decrease)	3,716,442	3,929,186
Total increase (decrease) in net assets	2,998,938	14,545,402
Net Assets
Beginning of period	93,135,887	78,590,485
End of period (including undistributed net investment income of $83,452 and undistributed net investment income of $65,041, respectively)	$96,134,825	$93,135,887

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class A

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.48	$18.90	$14.08	$12.25	$12.12
Income from Investment Operations
Net investment income (loss)A	.12	.09	.11	.07	.03
Net realized and unrealized gain (loss)	(.14)B	2.58	4.82	1.79	.17
Total from investment operations	(.02)	2.67	4.93	1.86	.20
Distributions from net investment income	(.05)	(.04)	(.11)	(.03)	(.06)
Distributions from net realized gain	(.02)	(.04)	–	–	(.01)
Total distributions	(.07)	(.09)C	(.11)	(.03)	(.07)
Net asset value, end of period	$21.39	$21.48	$18.90	$14.08	$12.25
Total ReturnD,E	(.12)%B	14.15%	35.30%	15.22%	1.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.29%	1.31%	1.35%	1.29%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.24%	1.25%	1.23%	1.25%	1.24%
Net investment income (loss)	.53%	.42%	.69%	.51%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$50,858	$45,759	$38,397	$27,817	$29,635
Portfolio turnover rateH	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.17)%.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.044 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class T

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.27	$18.72	$13.95	$12.15	$12.03
Income from Investment Operations
Net investment income (loss)A	.06	.03	.07	.03	(.01)
Net realized and unrealized gain (loss)	(.15)B	2.56	4.78	1.80	.17
Total from investment operations	(.09)	2.59	4.85	1.83	.16
Distributions from net investment income	–	–	(.08)	(.03)	(.04)
Distributions from net realized gain	(.01)	(.04)	–	–	(.01)
Total distributions	(.01)	(.04)	(.08)	(.03)	(.04)C
Net asset value, end of period	$21.17	$21.27	$18.72	$13.95	$12.15
Total ReturnD,E	(.43)%B	13.88%	34.94%	15.05%	1.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.58%	1.57%	1.58%	1.61%	1.56%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.49%	1.50%	1.48%	1.50%	1.49%
Net investment income (loss)	.28%	.17%	.44%	.26%	(.04)%
Supplemental Data
Net assets, end of period (000 omitted)	$17,300	$18,558	$17,319	$12,727	$12,866
Portfolio turnover rateH	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.48)%.

 C Total distributions of $.04 per share is comprised of distributions from net investment income of $.035 and distributions from net realized gain of $.009 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class B

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.60	$18.18	$13.54	$11.85	$11.75
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.01)	(.03)	(.07)
Net realized and unrealized gain (loss)	(.13)B	2.49	4.65	1.74	.17
Total from investment operations	(.18)	2.42	4.64	1.71	.10
Distributions from net investment income	–	–	–	(.02)	–
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.01)	–	–	(.02)	–
Net asset value, end of period	$20.41	$20.60	$18.18	$13.54	$11.85
Total ReturnC,D	(.89)%B	13.31%	34.27%	14.41%	.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.15%	2.13%	2.11%	2.13%	2.05%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.98%	2.00%	1.99%
Net investment income (loss)	(.22)%	(.33)%	(.06)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$915	$1,417	$2,116	$2,480	$3,482
Portfolio turnover rateG	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class C

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$20.54	$18.13	$13.51	$11.83	$11.73
Income from Investment Operations
Net investment income (loss)A	(.05)	(.07)	(.01)	(.03)	(.07)
Net realized and unrealized gain (loss)	(.13)B	2.48	4.64	1.73	.17
Total from investment operations	(.18)	2.41	4.63	1.70	.10
Distributions from net investment income	–	–	(.01)	(.02)	–
Distributions from net realized gain	(.01)	–	–	–	–
Total distributions	(.01)	–	(.01)	(.02)	–
Net asset value, end of period	$20.35	$20.54	$18.13	$13.51	$11.83
Total ReturnC,D	(.89)%B	13.29%	34.32%	14.36%	.85%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.09%	2.06%	2.08%	2.10%	2.04%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	1.99%	2.00%	1.98%	1.99%	1.99%
Net investment income (loss)	(.22)%	(.33)%	(.06)%	(.24)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$16,670	$17,390	$14,354	$9,283	$8,976
Portfolio turnover rateG	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been (.94)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Value Fund Class I

		October 31,
Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$21.70	$19.09	$14.22	$12.34	$12.21
Income from Investment Operations
Net investment income (loss)A	.17	.14	.16	.10	.06
Net realized and unrealized gain (loss)	(.14)B	2.60	4.86	1.81	.18
Total from investment operations	.03	2.74	5.02	1.91	.24
Distributions from net investment income	(.11)	(.09)	(.15)	(.03)	(.10)
Distributions from net realized gain	(.02)	(.04)	–	–	(.01)
Total distributions	(.13)	(.13)	(.15)	(.03)	(.11)
Net asset value, end of period	$21.60	$21.70	$19.09	$14.22	$12.34
Total ReturnC	.13%B	14.46%	35.65%	15.56%	1.93%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.00%	.97%	.96%	.99%	.97%
Expenses net of fee waivers, if any	1.00%	.97%	.96%	.99%	.97%
Expenses net of all reductions	.99%	.97%	.94%	.99%	.96%
Net investment income (loss)	.78%	.69%	.98%	.76%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$10,391	$10,011	$6,405	$4,080	$4,869
Portfolio turnover rateF	82%	78%	103%	77%	96%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .08%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015

1. Organization.

Fidelity Advisor Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,639,918
Gross unrealized depreciation	(10,350,622)
Net unrealized appreciation (depreciation) on securities	$(2,710,704)
Tax Cost	$100,143,092

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,452
Undistributed long-term capital gain	$1,722,546
Net unrealized appreciation (depreciation) on securities and other investments	$(2,701,730)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$217,165	$ 255,177

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $(107) and a change in net unrealized appreciation (depreciation) of $9,918 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $82,189,863 and $77,766,982, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .59% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$125,632	$5,861
Class T	.25%	.25%	93,032	75
Class B	.75%	.25%	11,700	8,919
Class C	.75%	.25%	179,251	26,301
			$409,615	$41,156

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$18,043
Class T	3,975
Class B(a)	248
Class C(a)	1,566
$23,832

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$113,491.23
Class T	45,863.25
Class B	3,550.30
Class C	46,253.26
Class I	18,415.17
	$ 227,572

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,331 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $141 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,248, including $64 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$28,697
Class T	1.50%	15,280
Class B	2.00%	1,758
Class C	2.00%	16,610
Class I	1.00%	457
		$62,802

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,315 for the period.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $39.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $414 and a portion of class-level operating expenses as follows:

Amount
Class A	$957
Class T	404
Class B	3
Class C	333
Class I	175
$1,872

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$101,012	$83,047
Class I	52,266	29,205
Total	$153,278	$112,252
From net realized gain
Class A	$40,780	$89,124
Class T	6,850	39,363
Class B	509	–
Class C	6,869	–
Class I	8,879	14,438
Total	$63,887	$142,925

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	960,039	645,072	$21,148,738	$13,268,279
Reinvestment of distributions	6,016	8,091	131,655	155,015
Shares redeemed	(718,151)	(554,574)	(15,770,534)	(11,319,595)
Net increase (decrease)	247,904	98,589	$5,509,859	$2,103,699
Class T
Shares sold	111,689	161,059	$2,464,811	$3,267,392
Reinvestment of distributions	306	2,020	6,711	38,408
Shares redeemed	(167,609)	(215,769)	(3,658,902)	(4,328,239)
Net increase (decrease)	(55,614)	(52,690)	$(1,187,380)	$(1,022,439)
Class B
Shares sold	251	2,813	$5,457	$54,581
Reinvestment of distributions	23	–	484	–
Shares redeemed	(24,225)	(50,387)	(513,169)	(990,350)
Net increase (decrease)	(23,951)	(47,574)	$(507,228)	$(935,769)
Class C
Shares sold	129,309	339,964	$2,727,630	$6,682,150
Reinvestment of distributions	305	–	6,463	–
Shares redeemed	(157,096)	(285,178)	(3,304,608)	(5,539,053)
Net increase (decrease)	(27,482)	54,786	$(570,515)	$1,143,097
Class I
Shares sold	126,524	305,064	$2,825,818	$6,333,952
Reinvestment of distributions	2,352	1,763	51,833	34,039
Shares redeemed	(109,030)	(181,045)	(2,405,945)	(3,727,393)
Net increase (decrease)	19,846	125,782	$471,706	$2,640,598

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® Value Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® Value Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 16, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.25%
Actual		$1,000.00	$944.40	$6.13
Hypothetical-C		$1,000.00	$1,018.90	$6.36
Class T	1.50%
Actual		$1,000.00	$943.00	$7.35
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Class B	2.00%
Actual		$1,000.00	$940.60	$9.78
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class C	2.00%
Actual		$1,000.00	$940.80	$9.78
Hypothetical-C		$1,000.00	$1,015.12	$10.16
Class I	1.00%
Actual		$1,000.00	$945.70	$4.90
Hypothetical-C		$1,000.00	$1,020.16	$5.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Advisor Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/07/15	12/04/15	$0.169	$0.37

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2015 $1,971,538 or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to nonoffices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Value Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Advisor Value Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014. The Board also noted the effect of the fund's performance adjustment, if any, on the fund's management fee ranking.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted the impact of the fund's performance adjustment. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12bfee is comparable to competing no-load, higher 12bfee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in all cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

FAVI-ANN-1215
1.808901.111

Fidelity Advisor® High Income Advantage Fund Class A, Class T, Class B and Class C Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(3.94)%	6.14%	6.87%
Class T (incl. 4.00% sales charge)	(3.83)%	6.14%	6.87%
Class B (incl. contingent deferred sales charge)	(5.44)%	5.92%	6.79%
Class C (incl. contingent deferred sales charge)	(1.66)%	6.20%	6.50%

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class A on October 31, 2005, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$19,432	Fidelity Advisor® High Income Advantage Fund - Class A
$20,646	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds posted a low single-digit decline for the 12 months ending October 31, 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield sectors. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -2.03% the past year. Energy declined sharply, while more-defensive industry groups showed relative strength. High-yield began losing momentum early in the period amid plunging oil prices due to lukewarm demand and a surge in U.S. production. The energy-heavy index continued to trend lower through the end of 2014, then briefly reversed course early in the new year, as oil prices rebounded in the spring, as did expectations that the U.S. Federal Reserve might hold off a bit longer on raising interest rates. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp decline in June. The high-yield market slipped further through the end of September, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off for the asset class, as oil prices fell below $40 per barrel before rebounding slightly. The high-yield market then rebounded alongside equities in October, as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Harley Lank:  For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Solid security selection in a variety of sectors and industries, along with a sizable underweighting in the lagging energy and metals/mining groups, fueled the fund's relative outperformance of the benchmark. Overweighting diversified financial services and banks & thrifts also helped. I found a number of compelling total return opportunities in equities, and these helped drive the fund's favorable relative performance. Within high-yield bonds, selections across all major credit-quality tiers aided the relative return. The top individual contributors were an out-of-benchmark position in bankrupt electric utility TXU (a subsidiary of Energy Future Holdings), a sizable underweighting in heavily indebted oil and natural gas company Linn Energy, and a stake in technology products distributor CDW. On the downside, security selection in telecommunications and health care modestly hampered relative performance, primarily due to the impact of a handful of holdings. The primary individual detractors were non-index positions in the stock of chipmaker Qorvo and bank loans issued by oil & gas exploration & production firm Fieldwood Energy. I sold the fund's position in Fieldwood Energy during the latter months of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
GMAC LLC	2.7	2.6
HCA Holdings, Inc.	2.0	2.0
SLM Corp.	2.0	1.5
International Lease Finance Corp.	1.8	2.1
Citigroup, Inc.	1.6	1.5
	10.1

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.2	10.5
Energy	9.6	9.3
Diversified Financial Services	8.8	8.8
Healthcare	8.5	8.7
Banks & Thrifts	7.7	7.2

Quality Diversification (% of fund's net assets)

As of October 31, 2015
AAA,AA,A	0.1%
BBB	1.4%
BB	24.9%
B	31.0%
CCC,CC,C	16.4%
Not Rated	3.1%
Equities	17.4%
Short-Term Investments and Net Other Assets	5.7%

As of April 30, 2015
BBB	1.2%
BB	26.7%
B	34.8%
CCC,CC,C	12.6%
Not Rated	3.2%
Equities	16.1%
Short-Term Investments and Net Other Assets	5.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Nonconvertible Bonds	68.6%
Convertible Bonds, Preferred Stocks	0.9%
Common Stocks	16.5%
Bank Loan Obligations	4.5%
Other Investments	3.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 18.5%

As of April 30, 2015 *
Nonconvertible Bonds	69.3%
Convertible Bonds, Preferred Stocks	1.1%
Common Stocks	15.0%
Bank Loan Obligations	5.8%
Other Investments	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

 * Foreign investments - 20.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 68.6%
		Principal Amount (000s)(a)	Value (000s)
Aerospace - 0.4%
TransDigm, Inc.:
6% 7/15/22		$2,030	$2,050
6.5% 7/15/24		2,000	2,035
6.5% 5/15/25 (b)		3,605	3,664

TOTAL AEROSPACE			7,749

Air Transportation - 0.2%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		761	788
6.125% 4/29/18		670	690
9.25% 5/10/17		842	909
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		1,389	1,482

TOTAL AIR TRANSPORTATION			3,869

Automotive & Auto Parts - 0.6%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		3,525	3,560
LKQ Corp. 4.75% 5/15/23		430	422
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (b)(c)		2,140	2,258
6.75% 11/15/22 pay-in-kind (b)(c)		1,005	1,099
6.875% 8/15/18 pay-in-kind (b)(c)		1,605	1,661
ZF North America Capital, Inc. 4.5% 4/29/22 (b)		3,280	3,303

TOTAL AUTOMOTIVE & AUTO PARTS			12,303

Banks & Thrifts - 4.0%
Ally Financial, Inc.:
3.5% 1/27/19		3,485	3,520
8% 3/15/20		3,333	3,941
General Motors Acceptance Corp. 8% 11/1/31		3,105	3,796
GMAC LLC:
8% 12/31/18		25,964	29,204
8% 11/1/31		19,887	24,113
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		6,775	6,949
6% 12/19/23		8,040	8,731
Washington Mutual Bank 5.5% 1/15/13 (d)		10,000	25

TOTAL BANKS & THRIFTS			80,279

Broadcasting - 0.5%
AMC Networks, Inc. 7.75% 7/15/21		500	536
Clear Channel Communications, Inc. 5.5% 12/15/16		7,263	6,609
Sirius XM Radio, Inc. 5.375% 4/15/25 (b)		2,295	2,350

TOTAL BROADCASTING			9,495

Building Materials - 0.6%
CEMEX Finance LLC 6% 4/1/24 (b)		2,795	2,669
HD Supply, Inc. 5.25% 12/15/21 (b)		3,430	3,602
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		900	839
Nortek, Inc. 8.5% 4/15/21		1,520	1,611
USG Corp.:
5.875% 11/1/21 (b)		430	453
6.3% 11/15/16		275	284
9.75% 1/15/18 (c)		1,585	1,779

TOTAL BUILDING MATERIALS			11,237

Cable/Satellite TV - 3.7%
Altice SA:
7.75% 7/15/25 (b)		2,585	2,488
7.75% 7/15/25 (b)		2,320	2,233
Cable One, Inc. 5.75% 6/15/22 (b)		1,390	1,425
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		2,550	2,556
5.25% 3/15/21		2,245	2,318
5.75% 1/15/24		5,335	5,415
5.875% 5/1/27 (b)		5,245	5,245
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (b)		535	536
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		5,495	5,279
DISH DBS Corp.:
5% 3/15/23		4,695	4,343
5.875% 7/15/22		4,240	4,155
6.75% 6/1/21		5,260	5,392
Lynx II Corp. 6.375% 4/15/23 (b)		710	731
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		4,621	4,858
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		2,145	2,205
Virgin Media Secured Finance PLC 5.25% 1/15/26 (b)		12,170	12,170
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (b)(c)		10,000	9,738
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)		1,645	1,600
Ziggo Bond Finance BV 5.875% 1/15/25 (b)		1,705	1,624

TOTAL CABLE/SATELLITE TV			74,311

Capital Goods - 0.1%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		1,665	1,240
Chemicals - 0.8%
Blue Cube Spinco, Inc.:
9.75% 10/15/23 (b)		2,440	2,629
10% 10/15/25 (b)		1,310	1,421
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		3,095	2,190
LSB Industries, Inc. 7.75% 8/1/19		705	667
Platform Specialty Products Corp. 6.5% 2/1/22 (b)		1,990	1,692
PolyOne Corp. 5.25% 3/15/23		2,215	2,221
The Chemours Company LLC 7% 5/15/25 (b)		780	581
Tronox Finance LLC 6.375% 8/15/20		530	377
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (b)		960	1,015
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)		1,550	1,612
5.625% 10/1/24 (b)		620	640

TOTAL CHEMICALS			15,045

Consumer Products - 0.3%
Prestige Brands, Inc. 8.125% 2/1/20		335	351
Revlon Consumer Products Corp. 5.75% 2/15/21		5,170	5,235
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		565	603

TOTAL CONSUMER PRODUCTS			6,189

Containers - 1.6%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)		1,557	1,581
Ardagh Packaging Finance PLC 9.125% 10/15/20 (b)		3,369	3,533
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6.25% 1/31/19 (b)		1,165	1,178
6.75% 1/31/21 (b)		1,350	1,384
7% 11/15/20 (b)		697	699
9.125% 10/15/20 (b)		1,045	1,095
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)		1,255	1,261
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		3,910	3,353
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,460	2,558
6.875% 2/15/21		7,339	7,669
8.25% 2/15/21 (c)		6,144	6,382
Sealed Air Corp. 6.5% 12/1/20 (b)		1,730	1,933

TOTAL CONTAINERS			32,626

Diversified Financial Services - 6.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.625% 10/30/20		5,035	5,218
5% 10/1/21		2,715	2,837
Aircastle Ltd. 4.625% 12/15/18		1,625	1,686
CIT Group, Inc.:
3.875% 2/19/19		2,570	2,609
5% 8/15/22		3,195	3,367
5% 8/1/23		4,515	4,729
5.375% 5/15/20		4,400	4,747
5.5% 2/15/19 (b)		8,075	8,570
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		3,930	4,020
5.875% 2/1/22		2,690	2,771
6% 8/1/20		2,235	2,333
International Lease Finance Corp.:
5.75% 5/15/16		6,040	6,150
5.875% 8/15/22		10,375	11,309
8.25% 12/15/20		3,945	4,714
8.625% 1/15/22		11,580	14,243
MSCI, Inc. 5.75% 8/15/25 (b)		1,345	1,418
Navient Corp.:
5% 10/26/20		1,550	1,451
5.875% 10/25/24		3,375	3,012
SLM Corp.:
4.875% 6/17/19		10,000	9,675
5.5% 1/25/23		7,210	6,498
6.125% 3/25/24		8,685	7,838
7.25% 1/25/22		220	217
8% 3/25/20		9,700	10,282
8.45% 6/15/18		4,905	5,261

TOTAL DIVERSIFIED FINANCIAL SERVICES			124,955

Diversified Media - 0.7%
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625% 3/15/20		900	914
7.625% 3/15/20		2,635	2,734
Liberty Media Corp.:
8.25% 2/1/30		469	483
8.5% 7/15/29		529	554
MDC Partners, Inc. 6.75% 4/1/20 (b)		440	448
National CineMedia LLC:
6% 4/15/22		4,035	4,201
7.875% 7/15/21		2,050	2,163
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		1,220	1,240
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (b)		580	604

TOTAL DIVERSIFIED MEDIA			13,341

Energy - 8.8%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		2,720	2,455
4.875% 3/15/24		1,300	1,170
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.8037% 8/1/19 (b)(c)		2,380	1,291
7.125% 11/1/20 (b)		3,775	2,029
7.375% 11/1/21 (b)		2,720	1,482
Antero Resources Corp.:
5.125% 12/1/22		3,765	3,379
5.625% 6/1/23 (b)		1,950	1,794
Antero Resources Finance Corp. 5.375% 11/1/21		2,500	2,300
California Resources Corp.:
5% 1/15/20		525	382
5.5% 9/15/21		7,140	4,909
6% 11/15/24		3,520	2,394
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		1,415	1,346
Chesapeake Energy Corp.:
4.875% 4/15/22		965	598
5.375% 6/15/21		3,665	2,373
6.125% 2/15/21		1,805	1,182
6.875% 11/15/20		177	120
Citgo Holding, Inc. 10.75% 2/15/20 (b)		3,525	3,543
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22		1,520	1,307
6.25% 4/1/23 (b)		1,775	1,509
CrownRock LP/CrownRock Finance, Inc. 7.75% 2/15/23 (b)		1,465	1,509
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		540	531
Denbury Resources, Inc. 4.625% 7/15/23		4,395	2,934
Diamondback Energy, Inc. 7.625% 10/1/21		1,545	1,645
Edgen Murray Corp. 8.75% 11/1/20 (b)		1,200	1,279
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23		2,570	1,934
7.75% 9/1/22		3,685	2,837
9.375% 5/1/20		12,895	11,219
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		2,280	1,927
Forbes Energy Services Ltd. 9% 6/15/19		3,470	2,342
Forum Energy Technologies, Inc. 6.25% 10/1/21		1,985	1,662
Gibson Energy, Inc. 6.75% 7/15/21 (b)		280	271
Gulfmark Offshore, Inc. 6.375% 3/15/22		2,275	1,405
Halcon Resources Corp. 8.625% 2/1/20 (b)		875	755
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		2,085	1,887
5.75% 10/1/25 (b)		10,085	9,329
7.625% 4/15/21 (b)		1,820	1,852
Hornbeck Offshore Services, Inc.:
5% 3/1/21		35	27
5.875% 4/1/20		2,210	1,779
Kinder Morgan, Inc. 5% 2/15/21 (b)		1,695	1,715
Kodiak Oil & Gas Corp. 8.125% 12/1/19		2,010	2,025
Laredo Petroleum, Inc.:
5.625% 1/15/22		2,995	2,815
6.25% 3/15/23		2,540	2,438
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19		2,545	667
6.5% 9/15/21		540	130
7.75% 2/1/21		25	6
Markwest Energy Partners LP/Markwest Energy Finance Corp. 4.875% 12/1/24		5,000	4,719
Noble Energy, Inc. 5.875% 6/1/24		1,235	1,240
Oasis Petroleum, Inc. 6.875% 3/15/22		905	772
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		3,755	2,553
Range Resources Corp. 4.875% 5/15/25 (b)		5,255	4,703
Rice Energy, Inc.:
6.25% 5/1/22		3,850	3,484
7.25% 5/1/23 (b)		1,545	1,429
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22		1,125	956
RSP Permian, Inc. 6.625% 10/1/22		915	906
Sabine Pass Liquefaction LLC:
5.625% 4/15/23		2,250	2,190
5.625% 3/1/25 (b)		14,320	13,729
5.75% 5/15/24		3,215	3,102
SemGroup Corp. 7.5% 6/15/21		4,100	3,895
SM Energy Co. 5.625% 6/1/25		1,040	946
Summit Midstream Holdings LLC:
5.5% 8/15/22		1,520	1,322
7.5% 7/1/21		810	790
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (b)		1,490	1,501
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (b)		6,970	6,865
6.375% 8/1/22		908	881
Teine Energy Ltd. 6.875% 9/30/22 (b)		8,386	7,547
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		5,605	5,171
6.125% 6/15/25 (b)		670	603
Transocean, Inc.:
6% 3/15/18		3,175	2,978
6.875% 12/15/21		6,565	5,195
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		890	908
Western Refining, Inc. 6.25% 4/1/21		905	900
Whiting Petroleum Corp. 5.75% 3/15/21		980	910
WPX Energy, Inc.:
7.5% 8/1/20		1,760	1,646
8.25% 8/1/23		2,640	2,482

TOTAL ENERGY			176,806

Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25% 2/15/22		470	483
Lions Gate Entertainment Corp. 5.25% 8/1/18		3,950	4,088
Livent, Inc. yankee 9.375% 10/15/04 (d)		11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		1,425	1,471

TOTAL ENTERTAINMENT/FILM			6,042

Environmental - 0.3%
Clean Harbors, Inc. 5.125% 6/1/21		1,180	1,211
Covanta Holding Corp.:
5.875% 3/1/24		1,530	1,515
6.375% 10/1/22		1,355	1,423
7.25% 12/1/20		1,094	1,138
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		1,455	1,491

TOTAL ENVIRONMENTAL			6,778

Food & Drug Retail - 1.5%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (b)		773	872
Rite Aid Corp.:
6.75% 6/15/21		9,540	10,244
6.875% 12/15/28 (b)(c)		5,785	6,942
7.7% 2/15/27		6,515	8,258
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (b)		4,395	4,549

TOTAL FOOD & DRUG RETAIL			30,865

Food/Beverage/Tobacco - 2.0%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)		3,080	2,818
Darling International, Inc. 5.375% 1/15/22		1,280	1,270
ESAL GmbH 6.25% 2/5/23 (b)		2,635	2,569
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		2,275	2,372
JBS Investments GmbH 7.75% 10/28/20 (b)		4,855	5,173
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		1,660	1,606
5.875% 7/15/24 (b)		2,435	2,386
Minerva Luxembourg SA 7.75% 1/31/23 (b)		10,185	10,058
Post Holdings, Inc.:
6% 12/15/22 (b)		3,840	3,859
6.75% 12/1/21 (b)		5,380	5,568
7.75% 3/15/24 (b)		1,720	1,832
8% 7/15/25 (b)		860	933

TOTAL FOOD/BEVERAGE/TOBACCO			40,444

Gaming - 2.1%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		7,900	6,537
Eldorado Resorts, Inc. 7% 8/1/23 (b)		1,750	1,772
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		10,735	11,111
Isle of Capri Casinos, Inc. 5.875% 3/15/21		735	774
MGM Mirage, Inc.:
6% 3/15/23		2,810	2,852
6.875% 4/1/16		820	834
8.625% 2/1/19		5,000	5,650
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		7,110	6,808
Scientific Games Corp. 10% 12/1/22		5,375	4,757
Wynn Macau Ltd. 5.25% 10/15/21 (b)		750	686

TOTAL GAMING			41,781

Healthcare - 6.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		1,035	1,036
Alere, Inc. 6.375% 7/1/23 (b)		970	1,009
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		1,810	1,688
Concordia Healthcare Corp. 7% 4/15/23 (b)		710	618
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		355	364
DaVita HealthCare Partners, Inc.:
5% 5/1/25		3,590	3,564
5.125% 7/15/24		4,500	4,568
5.75% 8/15/22		1,970	2,069
Endo Finance LLC 5.375% 1/15/23 (b)		535	525
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		7,145	7,145
6% 2/1/25 (b)		6,407	6,359
HCA Holdings, Inc.:
4.75% 5/1/23		3,245	3,326
5.375% 2/1/25		4,375	4,490
5.875% 3/15/22		8,635	9,499
6.25% 2/15/21		2,265	2,475
6.5% 2/15/20		7,640	8,547
7.5% 2/15/22		5,095	5,859
HealthSouth Corp. 5.125% 3/15/23		1,235	1,213
Hologic, Inc. 5.25% 7/15/22 (b)		2,335	2,437
IMS Health, Inc. 6% 11/1/20 (b)		1,175	1,216
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (b)		2,105	2,108
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		3,325	3,396
Kindred Escrow Corp. II 8.75% 1/15/23		740	771
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		1,655	1,702
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21		1,080	1,128
Service Corp. International 5.375% 1/15/22		815	860
Tenet Healthcare Corp.:
4.375% 10/1/21		3,350	3,342
4.5% 4/1/21		535	535
5% 3/1/19		2,540	2,483
6.75% 2/1/20		1,800	1,825
6.75% 6/15/23		3,665	3,638
8.125% 4/1/22		7,570	8,005
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		7,305	6,355
5.5% 3/1/23 (b)		2,660	2,234
5.625% 12/1/21 (b)		1,395	1,210
5.875% 5/15/23 (b)		12,575	10,587
6.125% 4/15/25 (b)		4,980	4,189
7.25% 7/15/22 (b)		315	280
7.5% 7/15/21 (b)		4,810	4,389
VPI Escrow Corp. 6.375% 10/15/20 (b)		2,380	2,130
Wellcare Health Plans, Inc. 5.75% 11/15/20		2,675	2,795

TOTAL HEALTHCARE			131,969

Homebuilders/Real Estate - 1.3%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		1,260	1,188
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		1,265	1,243
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)		1,000	1,003
CBRE Group, Inc. 5% 3/15/23		4,630	4,703
Communications Sales & Leasing, Inc. 6% 4/15/23 (b)		935	909
Howard Hughes Corp. 6.875% 10/1/21 (b)		2,815	2,928
Kennedy-Wilson, Inc. 5.875% 4/1/24		1,395	1,383
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (b)		3,085	3,178
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (b)		680	711
6.125% 4/1/25 (b)		680	712
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		2,150	2,177
William Lyon Homes, Inc.:
7% 8/15/22		1,860	1,927
8.5% 11/15/20		2,170	2,333
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		2,215	2,060

TOTAL HOMEBUILDERS/REAL ESTATE			26,455

Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		615	660
FelCor Lodging LP 6% 6/1/25		960	994
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		3,998	4,185
Playa Resorts Holding BV 8% 8/15/20 (b)		825	837

TOTAL HOTELS			6,676

Insurance - 0.4%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (b)		4,380	4,353
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		2,765	2,758
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (b)(c)		1,220	1,186

TOTAL INSURANCE			8,297

Leisure - 0.0%
24 Hour Holdings III LLC 8% 6/1/22 (b)		895	734
Metals/Mining - 0.5%
Alpha Natural Resources, Inc. 9.75% 4/15/18 (d)		1,770	62
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (b)		415	409
CONSOL Energy, Inc. 8% 4/1/23 (b)		7,000	4,883
Murray Energy Corp. 11.25% 4/15/21 (b)		7,025	1,879
Peabody Energy Corp.:
6.25% 11/15/21		3,100	411
10% 3/15/22 (b)		2,120	572
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		655	550
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)		1,040	975
Walter Energy, Inc.:
9.5% 10/15/19 (b)(d)		3,275	999
12% 4/1/20 pay-in-kind (b)(c)(d)		1,591	40

TOTAL METALS/MINING			10,780

Publishing/Printing - 1.4%
Cenveo Corp. 6% 8/1/19 (b)		1,290	1,132
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (c)		14,305	15,664
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		11,654	11,858

TOTAL PUBLISHING/PRINTING			28,654

Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 4.625% 1/15/22 (b)		1,820	1,847
Landry's Acquisition Co. 9.375% 5/1/20 (b)		4,040	4,333
Landry's Holdings II, Inc. 10.25% 1/1/18 (b)		4,205	4,331

TOTAL RESTAURANTS			10,511

Services - 3.0%
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)		6,170	5,969
APX Group, Inc.:
6.375% 12/1/19		10,660	10,367
8.75% 12/1/20		18,483	15,248
Ashtead Capital, Inc. 5.625% 10/1/24 (b)		3,195	3,323
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		815	822
CBRE Group, Inc. 5.25% 3/15/25		2,555	2,599
FTI Consulting, Inc. 6% 11/15/22		2,450	2,597
Garda World Security Corp.:
7.25% 11/15/21 (b)		920	840
7.25% 11/15/21 (b)		5,985	5,461
Hertz Corp.:
5.875% 10/15/20		990	1,025
6.25% 10/15/22		1,315	1,374
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		2,095	1,508
Laureate Education, Inc. 9.25% 9/1/19 (b)(c)		9,740	7,743
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		600	598
TMS International Corp. 7.625% 10/15/21 (b)		420	384
United Rentals North America, Inc. 5.5% 7/15/25		1,500	1,496

TOTAL SERVICES			61,354

Steel - 0.8%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)		2,180	1,951
JMC Steel Group, Inc. 8.25% 3/15/18 (b)		11,106	7,552
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		5,550	4,842
11.25% 10/15/18		1,303	1,134

TOTAL STEEL			15,479

Super Retail - 0.6%
JC Penney Corp., Inc.:
5.65% 6/1/20		2,375	2,173
5.75% 2/15/18		703	684
7.4% 4/1/37		775	589
8.125% 10/1/19		3,785	3,766
L Brands, Inc. 6.875% 11/1/35 (b)		2,450	2,545
Sonic Automotive, Inc.:
5% 5/15/23		315	306
7% 7/15/22		1,390	1,480

TOTAL SUPER RETAIL			11,543

Technology - 2.5%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		2,075	2,259
ADT Corp. 6.25% 10/15/21		1,895	2,047
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		8,985	9,299
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		5,860	4,534
BMC Software, Inc. 7.25% 6/1/18		495	436
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(c)		3,000	2,145
CDW LLC/CDW Finance Corp. 6% 8/15/22		2,950	3,166
Emdeon, Inc. 6% 2/15/21 (b)		1,790	1,756
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		3,560	3,569
Entegris, Inc. 6% 4/1/22 (b)		635	654
First Data Corp. 11.25% 1/15/21		3,136	3,470
Global Cash Access, Inc. 10% 1/15/22 (b)		870	792
Lucent Technologies, Inc.:
6.45% 3/15/29		6,539	6,907
6.5% 1/15/28		5,415	5,713
Micron Technology, Inc.:
5.25% 1/15/24 (b)		1,835	1,757
5.875% 2/15/22		1,520	1,547
VeriSign, Inc. 4.625% 5/1/23		910	912

TOTAL TECHNOLOGY			50,963

Telecommunications - 11.1%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (b)		680	700
6.75% 11/15/20 (b)		2,062	2,191
Altice Financing SA:
6.5% 1/15/22 (b)		895	906
6.625% 2/15/23 (b)		3,965	3,975
Altice Finco SA:
8.125% 1/15/24 (b)		540	537
9.875% 12/15/20 (b)		945	1,014
Altice SA:
7.625% 2/15/25 (b)		7,125	6,551
7.75% 5/15/22 (b)		14,575	14,028
Broadview Networks Holdings, Inc. 10.5% 11/15/17		2,915	2,678
Citizens Communications Co. 7.875% 1/15/27		4,949	4,207
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (b)		5,300	5,956
Columbus International, Inc. 7.375% 3/30/21 (b)		9,515	9,896
Digicel Group Ltd.:
6% 4/15/21 (b)		4,580	4,122
7.125% 4/1/22 (b)		3,650	3,011
8.25% 9/30/20 (b)		8,640	7,646
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		430	387
Eileme 2 AB 11.625% 1/31/20 (b)		2,100	2,268
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		2,375	2,446
Frontier Communications Corp.:
8.875% 9/15/20 (b)		1,165	1,209
10.5% 9/15/22 (b)		1,915	1,987
GCI, Inc. 6.875% 4/15/25		2,080	2,142
Intelsat Jackson Holdings SA:
5.5% 8/1/23		3,840	3,166
6.625% 12/15/22 (Reg. S)		6,530	5,159
7.5% 4/1/21		5,730	5,171
Intelsat Luxembourg SA:
7.75% 6/1/21		6,204	3,660
8.125% 6/1/23		3,585	2,124
Level 3 Financing, Inc.:
5.375% 8/15/22		3,725	3,790
6.125% 1/15/21		2,395	2,524
7% 6/1/20		2,365	2,507
Neptune Finco Corp.:
6.625% 10/15/25 (b)		1,990	2,094
10.125% 1/15/23 (b)		9,815	10,379
10.875% 10/15/25 (b)		6,045	6,453
Numericable Group SA:
4.875% 5/15/19 (b)		3,890	3,909
6% 5/15/22 (b)		15,358	15,396
6.25% 5/15/24 (b)		1,150	1,150
Sable International Finance Ltd. 6.875% 8/1/22 (b)		3,985	4,055
SBA Communications Corp. 5.625% 10/1/19		3,075	3,217
Sprint Capital Corp.:
6.875% 11/15/28		1,785	1,482
6.9% 5/1/19		4,761	4,571
8.75% 3/15/32		2,465	2,219
Sprint Communications, Inc.:
6% 12/1/16		3,939	3,983
6% 11/15/22		13,364	11,419
9% 11/15/18 (b)		5,500	6,047
Sprint Corp.:
7.125% 6/15/24		7,080	6,217
7.875% 9/15/23		4,755	4,398
T-Mobile U.S.A., Inc.:
5.25% 9/1/18		1,160	1,186
6.25% 4/1/21		1,335	1,378
6.464% 4/28/19		705	725
6.5% 1/15/24		2,500	2,538
6.542% 4/28/20		2,465	2,527
6.625% 4/1/23		4,925	5,031
6.633% 4/28/21		2,225	2,303
6.731% 4/28/22		1,645	1,698
6.836% 4/28/23		480	496
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)		6,130	6,138
Wind Acquisition Finance SA 4.75% 7/15/20 (b)		2,965	3,017
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23 (b)		3,795	3,869

TOTAL TELECOMMUNICATIONS			223,853

Transportation Ex Air/Rail - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		1,425	1,364
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		5,250	4,128
8.125% 2/15/19		1,404	1,025
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		1,215	1,022
Teekay Corp. 8.5% 1/15/20		195	195
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		731	793
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		1,240	787

TOTAL TRANSPORTATION EX AIR/RAIL			9,314

Utilities - 4.5%
Calpine Corp.:
5.375% 1/15/23		2,615	2,501
5.75% 1/15/25		1,120	1,061
7.875% 1/15/23 (b)		3,653	3,922
Dynegy, Inc.:
6.75% 11/1/19		1,855	1,850
7.375% 11/1/22		6,605	6,622
7.625% 11/1/24		5,665	5,679
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)		6,801	7,192
12.25% 3/1/22 (b)(d)		19,657	21,058
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		535	492
7% 6/15/23		2,200	2,068
InterGen NV 7% 6/30/23 (b)		12,534	10,811
NRG Energy, Inc. 6.625% 3/15/23		7,020	6,529
PPL Energy Supply LLC 6.5% 6/1/25 (b)		1,700	1,509
RJS Power Holdings LLC 5.125% 7/15/19 (b)		3,830	3,504
TXU Corp.:
5.55% 11/15/14 (d)		7,757	7,602
6.5% 11/15/24 (d)		4,961	4,862
6.55% 11/15/34 (d)		4,295	4,209

TOTAL UTILITIES			91,471

TOTAL NONCONVERTIBLE BONDS
(Cost $1,442,989)			1,383,408
		Shares	Value (000s)

Common Stocks - 16.5%
Air Transportation - 0.3%
Delta Air Lines, Inc.		100,000	5,084
Automotive & Auto Parts - 1.1%
Chassix Holdings, Inc.		29,835	689
General Motors Co.		171,513	5,988
General Motors Co.:
warrants 7/10/16 (e)		11,706	295
warrants 7/10/19 (e)		11,706	200
Harley-Davidson, Inc.		100,000	4,945
Motors Liquidation Co. GUC Trust (e)		39,254	636
Tenneco, Inc. (e)		100,000	5,659
Trinseo SA (e)		89,998	2,920

TOTAL AUTOMOTIVE & AUTO PARTS			21,332

Banks & Thrifts - 0.9%
Bank of America Corp.		389,800	6,541
CIT Group, Inc.		112,700	4,846
JPMorgan Chase & Co.		100,000	6,425
Washington Mutual, Inc. (e)		505,500	0
WMI Holdings Corp. (e)		17,605	41

TOTAL BANKS & THRIFTS			17,853

Broadcasting - 0.8%
AMC Networks, Inc. Class A (e)		76,200	5,630
Cumulus Media, Inc. Class A (e)		550,600	253
Gray Television, Inc. (e)		494,070	7,851
Sinclair Broadcast Group, Inc. Class A		100,000	3,001

TOTAL BROADCASTING			16,735

Cable/Satellite TV - 0.4%
Time Warner Cable, Inc.		41,300	7,822
Capital Goods - 0.4%
AECOM Technology Corp. (e)		300,000	8,841
Chemicals - 0.4%
Axiall Corp.		100,000	2,025
LyondellBasell Industries NV Class A		72,395	6,726
Westlake Chemical Partners LP		3,400	61

TOTAL CHEMICALS			8,812

Consumer Products - 0.5%
Prestige Brands Holdings, Inc. (e)		75,000	3,676
Whirlpool Corp.		40,000	6,406

TOTAL CONSUMER PRODUCTS			10,082

Containers - 0.4%
Graphic Packaging Holding Co.		617,874	8,749
Diversified Financial Services - 1.0%
AerCap Holdings NV (e)		150,000	6,225
Citigroup, Inc.		116,564	6,198
The Blackstone Group LP		250,000	8,265

TOTAL DIVERSIFIED FINANCIAL SERVICES			20,688

Diversified Media - 0.2%
MDC Partners, Inc. Class A		205,126	4,263
Energy - 0.4%
Dril-Quip, Inc. (e)		92,600	5,700
The Williams Companies, Inc.		48,200	1,901

TOTAL ENERGY			7,601

Food/Beverage/Tobacco - 1.1%
Darling International, Inc. (e)		450,000	4,554
Dean Foods Co.		400,000	7,244
Monster Beverage Corp. (e)		75,000	10,224

TOTAL FOOD/BEVERAGE/TOBACCO			22,022

Gaming - 0.3%
Station Holdco LLC (e)(f)(g)		1,531,479	5,621
Station Holdco LLC (e)(g)(h)		11,653	43
Station Holdco LLC:
unit (e)(g)(h)		3,411	2
warrants 6/15/18 (e)(f)(g)		96,849	65

TOTAL GAMING			5,731

Healthcare - 1.4%
Community Health Systems, Inc. (e)		116,800	3,275
Endo Health Solutions, Inc. (e)		141,100	8,465
HCA Holdings, Inc. (e)		91,200	6,274
Legend Acquisition, Inc. (e)		18,796	282
Legend Acquisition, Inc.:
Class A warrants (e)		28,063	0
Class B warrants (e)		37,006	0
Universal Health Services, Inc. Class B		75,840	9,259

TOTAL HEALTHCARE			27,555

Homebuilders/Real Estate - 0.5%
Lennar Corp. Class A (i)		200,000	10,014
Realogy Holdings Corp. (e)		18,200	712

TOTAL HOMEBUILDERS/REAL ESTATE			10,726

Hotels - 0.5%
Extended Stay America, Inc. unit		194,400	3,732
Hyatt Hotels Corp. Class A (e)(i)		145,000	7,308

TOTAL HOTELS			11,040

Insurance - 0.1%
H&R Block, Inc.		32,954	1,228
Metals/Mining - 0.0%
AngloGold Ashanti Ltd. sponsored ADR (e)		87,174	736
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (e)(g)		4,323	35
Restaurants - 0.3%
Dunkin' Brands Group, Inc. (i)		126,900	5,255
Services - 1.4%
ARAMARK Holdings Corp.		253,900	7,706
HD Supply Holdings, Inc. (e)		150,000	4,469
KAR Auction Services, Inc.		247,600	9,508
United Rentals, Inc. (e)		80,000	5,989
WP Rocket Holdings, Inc. (e)(g)		8,700,771	522

TOTAL SERVICES			28,194

Super Retail - 0.0%
Arena Brands Holding Corp. Class B (e)(g)		42,253	205
Technology - 3.6%
Alphabet, Inc. Class A (e)		15,000	11,061
CDW Corp.		300,000	13,407
Cypress Semiconductor Corp.		27,565	291
Facebook, Inc. Class A (e)		34,294	3,497
Freescale Semiconductor, Inc. (e)		134,400	4,501
Marvell Technology Group Ltd.		400,000	3,284
NXP Semiconductors NV (e)		125,000	9,794
Qorvo, Inc. (e)		200,000	8,786
Skyworks Solutions, Inc.		175,000	13,517
SoftBank Corp. ADR		150,000	4,208

TOTAL TECHNOLOGY			72,346

Telecommunications - 0.1%
Alibaba Group Holding Ltd. sponsored ADR (e)		32,200	2,699
Broadview Networks Holdings, Inc. (e)		189,475	284
Pendrell Corp. (e)		37,472	25

TOTAL TELECOMMUNICATIONS			3,008

Transportation Ex Air/Rail - 0.3%
Ship Finance International Ltd. (NY Shares) (i)		300,000	5,127
Utilities - 0.1%
NRG Yield, Inc. Class C (i)		187,100	2,702
TOTAL COMMON STOCKS
(Cost $302,201)			333,772

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.3%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25%		46,100	1,293
Healthcare - 0.1%
Allergan PLC 5.50%		2,900	3,035
Homebuilders/Real Estate - 0.1%
American Tower Corp. 5.50%		23,700	2,477

TOTAL CONVERTIBLE PREFERRED STOCKS			6,805

Nonconvertible Preferred Stocks - 0.6%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (b)		5,751	5,861
Diversified Financial Services - 0.3%
GMAC Capital Trust I Series 2, 8.125%		249,413	6,442

TOTAL NONCONVERTIBLE PREFERRED STOCKS			12,303

TOTAL PREFERRED STOCKS
(Cost $17,501)			19,108
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 4.5%
Aerospace - 0.2%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (c)		762	752
Tranche D, term loan 3.75% 6/4/21 (c)		2,296	2,261

TOTAL AEROSPACE			3,013

Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		382	386
Broadcasting - 0.1%
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (c)		3,113	2,641
Building Materials - 0.3%
PriSo Acquisition Corp. Tranche B, term loan 4.5% 5/8/22 (c)		5,951	5,832
Cable/Satellite TV - 0.0%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (c)		195	189
Tranche 2LN, term loan 7.75% 7/7/23 (c)		765	731

TOTAL CABLE/SATELLITE TV			920

Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (c)		1,835	1,833
Diversified Financial Services - 0.0%
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (c)		341	338
Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (c)		6,146	6,115
Energy - 0.3%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (c)		1,610	744
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (c)		352	351
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (c)		1,400	1,372
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (c)		4,572	2,955
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (c)		395	382
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (c)		576	310
Panda Sherman Power, LLC term loan 9% 9/14/18 (c)		837	753

TOTAL ENERGY			6,867

Entertainment/Film - 0.0%
Livent, Inc.:
Tranche A, term loan 18% 1/15/49 pay-in-kind (e)	CAD	289	221
Tranche B, term loan 18% 1/15/49 pay-in-kind (e)	CAD	176	134

TOTAL ENTERTAINMENT/FILM			355

Environmental - 0.2%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (c)		3,021	2,946
Gaming - 0.4%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		3,801	3,591
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)		2,972	2,605
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (c)		2,545	2,545

TOTAL GAMING			8,741

Healthcare - 0.5%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (c)		1,804	1,817
Tranche B 1LN, term loan 4.5% 4/23/21 (c)		5,589	5,567
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (c)		2,296	2,247
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (c)		120	121
Tranche B 2LN, term loan 4.25% 7/3/19 (c)		191	191

TOTAL HEALTHCARE			9,943

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (c)		905	898
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (c)		602	596

TOTAL HOMEBUILDERS/REAL ESTATE			1,494

Metals/Mining - 0.2%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (c)		190	106
Murray Energy Corp. Tranche B 2LN, term loan 7.5% 4/16/20 (c)		4,618	2,985

TOTAL METALS/MINING			3,091

Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 0% 12/31/49 (d)		8,620	0
Services - 0.4%
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (c)		189	188
Garda World Security Corp.:
term loan 4.0032% 11/8/20 (c)		638	620
Tranche DD, term loan 4.0032% 11/8/20 (c)		163	159
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)		8,751	7,445

TOTAL SERVICES			8,412

Super Retail - 0.0%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (c)		767	759
Technology - 0.8%
First Data Corp. Tranche B, term loan 3.697% 3/24/18 (c)		6,745	6,690
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)		3,645	3,683
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (c)		1,010	975
Tranche 2LN, term loan 8% 4/9/22 (c)		4,115	3,950

TOTAL TECHNOLOGY			15,298

Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (c)		63	61
Utilities - 0.6%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (c)		11,339	11,332
TOTAL BANK LOAN OBLIGATIONS
(Cost $102,862)			90,377

Preferred Securities - 3.8%
Banks & Thrifts - 2.5%
Bank of America Corp.:
5.2% (c)(j)		2,745	2,656
6.1% (c)(j)		2,590	2,639
Barclays Bank PLC 7.625% 11/21/22		12,695	14,927
Credit Agricole SA 6.625% (b)(c)(j)		6,105	6,057
Goldman Sachs Group, Inc. 5.375% (c)(j)		7,525	7,661
JPMorgan Chase & Co. 5.15% (c)(j)		9,715	9,601
Royal Bank of Scotland Group PLC:
7.5% (c)(j)		3,470	3,614
8% (c)(j)		1,515	1,594
Wells Fargo & Co. 5.875% (c)(j)		1,660	1,793

TOTAL BANKS & THRIFTS			50,542

Diversified Financial Services - 1.3%
Citigroup, Inc.:
5.35% (c)(j)		24,830	24,233
5.9% (c)(j)		2,100	2,116

TOTAL DIVERSIFIED FINANCIAL SERVICES			26,349

TOTAL PREFERRED SECURITIES
(Cost $72,687)			76,891
		Shares	Value (000s)

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.18% (k)		83,454,599	83,455
Fidelity Securities Lending Cash Central Fund, 0.19% (k)(l)		12,903,425	12,903
TOTAL MONEY MARKET FUNDS
(Cost $96,358)			96,358
TOTAL INVESTMENT PORTFOLIO - 99.1%
(Cost $2,034,598)			1,999,914
NET OTHER ASSETS (LIABILITIES) - 0.9%			17,389
NET ASSETS - 100%			$2,017,303

Currency Abbreviations

CAD – Canadian dollar

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $633,529,000 or 31.4% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,493,000 or 0.3% of net assets.

 (h) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (i) Security or a portion of the security is on loan at period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$8
Station Holdco LLC	6/17/11	$1,478
Station Holdco LLC	4/1/13	$13
Station Holdco LLC unit	4/1/13	$0
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$3,945
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$4,521

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$106
Fidelity Securities Lending Cash Central Fund	20
Total	$126

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$94,216	$87,556	$35	$6,625
Consumer Staples	22,022	22,022	--	--
Energy	14,021	14,021	--	--
Financials	48,444	42,583	5,861	--
Health Care	34,266	33,984	--	282
Industrials	40,663	40,141	--	522
Information Technology	70,837	70,837	--	--
Materials	21,217	21,217	--	--
Telecommunication Services	4,492	4,492	--	--
Utilities	2,702	2,702	--	--
Corporate Bonds	1,383,408	--	1,383,383	25
Bank Loan Obligations	90,377	--	87,223	3,154
Preferred Securities	76,891	--	76,891	--
Money Market Funds	96,358	96,358	--	--
Total Investments in Securities:	$1,999,914	$435,913	$1,553,393	$10,608

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.5%
Luxembourg	3.6%
Canada	3.0%
United Kingdom	2.3%
Netherlands	2.2%
Bermuda	1.5%
France	1.4%
Ireland	1.2%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $12,671) — See accompanying schedule: Unaffiliated issuers (cost $1,938,240)	$1,903,556
Fidelity Central Funds (cost $96,358)	96,358
Total Investments (cost $2,034,598)		$1,999,914
Cash		1,320
Receivable for investments sold		9,783
Receivable for fund shares sold		2,915
Dividends receivable		397
Interest receivable		26,821
Distributions receivable from Fidelity Central Funds		16
Prepaid expenses		6
Other receivables		436
Total assets		2,041,608
Liabilities
Payable for investments purchased	$5,333
Payable for fund shares redeemed	3,485
Distributions payable	791
Accrued management fee	934
Distribution and service plan fees payable	369
Other affiliated payables	335
Other payables and accrued expenses	155
Collateral on securities loaned, at value	12,903
Total liabilities		24,305
Net Assets		$2,017,303
Net Assets consist of:
Paid in capital		$2,498,689
Undistributed net investment income		13,842
Accumulated undistributed net realized gain (loss) on investments		(460,544)
Net unrealized appreciation (depreciation) on investments		(34,684)
Net Assets		$2,017,303
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($636,349 ÷ 61,021 shares)		$10.43
Maximum offering price per share (100/96.00 of $10.43)		$10.86
Class T:
Net Asset Value and redemption price per share ($444,611 ÷ 42,402 shares)		$10.49
Maximum offering price per share (100/96.00 of $10.49)		$10.93
Class B:
Net Asset Value and offering price per share ($5,291 ÷ 511 shares)(a)		$10.35
Class C:
Net Asset Value and offering price per share ($170,787 ÷ 16,408 shares)(a)		$10.41
Class I:
Net Asset Value, offering price and redemption price per share ($760,265 ÷ 77,731 shares)		$9.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$10,950
Interest		105,214
Income from Fidelity Central Funds		126
Total income		116,290
Expenses
Management fee	$11,550
Transfer agent fees	3,392
Distribution and service plan fees	4,688
Accounting and security lending fees	678
Custodian fees and expenses	33
Independent trustees' compensation	9
Registration fees	101
Audit	82
Legal	267
Miscellaneous	15
Total expenses before reductions	20,815
Expense reductions	(31)	20,784
Net investment income (loss)		95,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		15,865
Change in net unrealized appreciation (depreciation) on investment securities		(110,355)
Net gain (loss)		(94,490)
Net increase (decrease) in net assets resulting from operations		$1,016

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,506	$89,741
Net realized gain (loss)	15,865	30,801
Change in net unrealized appreciation (depreciation)	(110,355)	11,351
Net increase (decrease) in net assets resulting from operations	1,016	131,893
Distributions to shareholders from net investment income	(86,700)	(85,375)
Distributions to shareholders from net realized gain	(1,926)	(21,730)
Total distributions	(88,626)	(107,105)
Share transactions - net increase (decrease)	68,469	85,679
Redemption fees	343	252
Total increase (decrease) in net assets	(18,798)	110,719
Net Assets
Beginning of period	2,036,101	1,925,382
End of period (including undistributed net investment income of $13,842 and undistributed net investment income of $7,002, respectively)	$2,017,303	$2,036,101

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$10.73	$10.21	$9.59	$9.87
Income from Investment Operations
Net investment income (loss)A	.498	.480	.569	.607	.593
Net realized and unrealized gain (loss)	(.489)	.236	.558	.658	(.238)
Total from investment operations	.009	.716	1.127	1.265	.355
Distributions from net investment income	(.451)	(.449)	(.482)	(.647)	(.639)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.461)	(.567)	(.609)	(.647)	(.639)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.43	$10.88	$10.73	$10.21	$9.59
Total ReturnB,C	.06%	6.84%	11.39%	13.78%	3.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses net of fee waivers, if any	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.02%	1.03%	1.03%
Net investment income (loss)	4.62%	4.42%	5.42%	6.18%	5.93%
Supplemental Data
Net assets, end of period (in millions)	$636	$682	$698	$705	$659
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.93	$10.78	$10.26	$9.64	$9.92
Income from Investment Operations
Net investment income (loss)A	.501	.484	.573	.610	.597
Net realized and unrealized gain (loss)	(.479)	.233	.555	.656	(.241)
Total from investment operations	.022	.717	1.128	1.266	.356
Distributions from net investment income	(.454)	(.450)	(.483)	(.648)	(.640)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.464)	(.568)	(.610)	(.648)	(.640)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.49	$10.93	$10.78	$10.26	$9.64
Total ReturnB,C	.18%	6.81%	11.34%	13.72%	3.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses net of fee waivers, if any	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses net of all reductions	1.02%	1.01%	1.01%	1.02%	1.02%
Net investment income (loss)	4.63%	4.43%	5.43%	6.19%	5.94%
Supplemental Data
Net assets, end of period (in millions)	$445	$504	$528	$547	$543
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.80	$10.65	$10.15	$9.53	$9.82
Income from Investment Operations
Net investment income (loss)A	.424	.401	.489	.532	.519
Net realized and unrealized gain (loss)	(.491)	.237	.542	.663	(.245)
Total from investment operations	(.067)	.638	1.031	1.195	.274
Distributions from net investment income	(.375)	(.371)	(.406)	(.577)	(.568)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.385)	(.489)	(.533)	(.577)	(.568)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.35	$10.80	$10.65	$10.15	$9.53
Total ReturnB,C	(.65)%	6.12%	10.45%	13.06%	2.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.71%	1.74%	1.75%	1.75%	1.75%
Expenses net of fee waivers, if any	1.71%	1.74%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.71%	1.74%	1.75%	1.75%	1.74%
Net investment income (loss)	3.93%	3.70%	4.69%	5.46%	5.21%
Supplemental Data
Net assets, end of period (in millions)	$5	$10	$19	$28	$38
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.86	$10.71	$10.19	$9.58	$9.86
Income from Investment Operations
Net investment income (loss)A	.415	.398	.489	.533	.518
Net realized and unrealized gain (loss)	(.488)	.237	.560	.649	(.237)
Total from investment operations	(.073)	.635	1.049	1.182	.281
Distributions from net investment income	(.369)	(.368)	(.404)	(.574)	(.565)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.379)	(.486)	(.531)	(.574)	(.565)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.41	$10.86	$10.71	$10.19	$9.58
Total ReturnB,C	(.70)%	6.05%	10.58%	12.85%	2.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.78%	1.77%	1.77%	1.78%	1.77%
Expenses net of fee waivers, if any	1.78%	1.77%	1.77%	1.78%	1.77%
Expenses net of all reductions	1.78%	1.77%	1.77%	1.77%	1.77%
Net investment income (loss)	3.86%	3.67%	4.67%	5.44%	5.19%
Supplemental Data
Net assets, end of period (in millions)	$171	$182	$183	$180	$164
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.20	$10.10	$9.65	$9.10	$9.40
Income from Investment Operations
Net investment income (loss)A	.488	.474	.561	.598	.595
Net realized and unrealized gain (loss)	(.455)	.216	.524	.623	(.233)
Total from investment operations	.033	.690	1.085	1.221	.362
Distributions from net investment income	(.445)	(.473)	(.510)	(.673)	(.666)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.455)	(.591)	(.637)	(.673)	(.666)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$9.78	$10.20	$10.10	$9.65	$9.10
Total ReturnB	.31%	7.02%	11.63%	14.07%	3.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.78%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.80%	.78%	.77%	.78%	.77%
Expenses net of all reductions	.80%	.78%	.77%	.78%	.77%
Net investment income (loss)	4.84%	4.66%	5.68%	6.44%	6.19%
Supplemental Data
Net assets, end of period (in millions)	$760	$658	$497	$495	$498
Portfolio turnover rateE	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$137,089
Gross unrealized depreciation	(163,888)
Net unrealized appreciation (depreciation) on securities	$(26,799)
Tax Cost	$2,026,713

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,575
Capital loss carryforward	$(460,999)
Net unrealized appreciation (depreciation) on securities and other investments	$(26,799)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(460,999)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$88,626	$ 107,105

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $841,346 and $820,811, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,657	$16
Class T	-%	.25%	1,192	4
Class B	.65%	.25%	68	49
Class C	.75%	.25%	1,771	157
			$4,688	$226

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44
Class T	12
Class B(a)	5
Class C(a)	12
$73

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,024.15
Class T	709.15
Class B	15.19
Class C	289.16
Class I	1,355.18
	$3,392

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $38.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $803. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26 for the period. In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$27,809	$29,254
Class T	20,007	21,657
Class B	265	514
Class C	6,079	6,299
Class I	32,540	27,651
Total	$86,700	$85,375
From net realized gain
Class A	$630	$7,669
Class T	458	5,773
Class B	9	206
Class C	167	2,005
Class I	662	6,077
Total	$1,926	$21,730

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	13,637	12,896	$146,591	$140,028
Reinvestment of distributions	2,345	2,878	25,207	31,150
Shares redeemed	(17,660)	(18,099)	(189,628)	(196,563)
Net increase (decrease)	(1,678)	(2,325)	$(17,830)	$(25,385)
Class T
Shares sold	4,987	5,270	$54,065	$57,373
Reinvestment of distributions	1,726	2,245	18,651	24,429
Shares redeemed	(10,408)	(10,414)	(112,520)	(113,473)
Net increase (decrease)	(3,695)	(2,899)	$(39,804)	$(31,671)
Class B
Shares sold	18	72	$200	$769
Reinvestment of distributions	22	54	234	583
Shares redeemed	(488)	(981)	(5,254)	(10,557)
Net increase (decrease)	(448)	(855)	$(4,820)	$(9,205)
Class C
Shares sold	2,655	2,513	$28,533	$27,167
Reinvestment of distributions	472	590	5,065	6,365
Shares redeemed	(3,512)	(3,396)	(37,654)	(36,746)
Net increase (decrease)	(385)	(293)	$(4,056)	$(3,214)
Class I
Shares sold	25,240	24,909	$255,522	$253,746
Reinvestment of distributions	2,884	2,763	29,047	28,115
Shares redeemed	(14,854)	(12,448)	(149,590)	(126,707)
Net increase (decrease)	13,270	15,224	$134,979	$155,154

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

12. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $5,769 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® High Income Advantage Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.01%
Actual		$1,000.00	$970.20	$5.02
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class T	1.01%
Actual		$1,000.00	$970.50	$5.02
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class B	1.69%
Actual		$1,000.00	$966.50	$8.38
Hypothetical-C		$1,000.00	$1,016.69	$8.59
Class C	1.77%
Actual		$1,000.00	$966.40	$8.77
Hypothetical-C		$1,000.00	$1,016.28	$9.00
Class I	.80%
Actual		$1,000.00	$970.80	$3.97
Hypothetical-C		$1,000.00	$1,021.17	$4.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $58,420,704 of distributions paid during the period January 1, 2015 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and Class B ranked below its competitive median for 2014 and the total expense ratio of each of Class C and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HY-ANN-1215
1.538463.118

Fidelity Advisor® High Income Advantage Fund Class I (formerly Institutional Class) Annual Report October 31, 2015

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year.

The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred.

How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended October 31, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	0.31%	7.25%	7.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® High Income Advantage Fund - Class I on October 31, 2005.

The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$20,718	Fidelity Advisor® High Income Advantage Fund - Class I
$20,646	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds posted a low single-digit decline for the 12 months ending October 31, 2015, as macro concerns and heightened volatility weighed on investor sentiment, overshadowing strong fundamentals in many high-yield sectors. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -2.03% the past year. Energy declined sharply, while more-defensive industry groups showed relative strength. High-yield began losing momentum early in the period amid plunging oil prices due to lukewarm demand and a surge in U.S. production. The energy-heavy index continued to trend lower through the end of 2014, then briefly reversed course early in the new year, as oil prices rebounded in the spring, as did expectations that the U.S. Federal Reserve might hold off a bit longer on raising interest rates. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp decline in June. The high-yield market slipped further through the end of September, largely due to uncertainty about global economic growth emanating from China. August and September saw a particularly steep sell-off for the asset class, as oil prices fell below $40 per barrel before rebounding slightly. The high-yield market then rebounded alongside equities in October, as demand for risk assets improved and credit spreads tightened.

Comments from Portfolio Manager Harley Lank:  For the year, the fund's share classes (excluding sales charges, if applicable) outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. Solid security selection in a variety of sectors and industries, along with a sizable underweighting in the lagging energy and metals/mining groups, fueled the fund's relative outperformance of the benchmark. Overweighting diversified financial services and banks & thrifts also helped. I found a number of compelling total return opportunities in equities, and these helped drive the fund's favorable relative performance. Within high-yield bonds, selections across all major credit-quality tiers aided the relative return. The top individual contributors were an out-of-benchmark position in bankrupt electric utility TXU (a subsidiary of Energy Future Holdings), a sizable underweighting in heavily indebted oil and natural gas company Linn Energy, and a stake in technology products distributor CDW. On the downside, security selection in telecommunications and health care modestly hampered relative performance, primarily due to the impact of a handful of holdings. The primary individual detractors were non-index positions in the stock of chipmaker Qorvo and bank loans issued by oil & gas exploration & production firm Fieldwood Energy. I sold the fund's position in Fieldwood Energy during the latter months of the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of October 31, 2015

(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
GMAC LLC	2.7	2.6
HCA Holdings, Inc.	2.0	2.0
SLM Corp.	2.0	1.5
International Lease Finance Corp.	1.8	2.1
Citigroup, Inc.	1.6	1.5
	10.1

Top Five Market Sectors as of October 31, 2015

	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	11.2	10.5
Energy	9.6	9.3
Diversified Financial Services	8.8	8.8
Healthcare	8.5	8.7
Banks & Thrifts	7.7	7.2

Quality Diversification (% of fund's net assets)

As of October 31, 2015
AAA,AA,A	0.1%
BBB	1.4%
BB	24.9%
B	31.0%
CCC,CC,C	16.4%
Not Rated	3.1%
Equities	17.4%
Short-Term Investments and Net Other Assets	5.7%

As of April 30, 2015
BBB	1.2%
BB	26.7%
B	34.8%
CCC,CC,C	12.6%
Not Rated	3.2%
Equities	16.1%
Short-Term Investments and Net Other Assets	5.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of October 31, 2015 *
Nonconvertible Bonds	68.6%
Convertible Bonds, Preferred Stocks	0.9%
Common Stocks	16.5%
Bank Loan Obligations	4.5%
Other Investments	3.8%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 18.5%

As of April 30, 2015 *
Nonconvertible Bonds	69.3%
Convertible Bonds, Preferred Stocks	1.1%
Common Stocks	15.0%
Bank Loan Obligations	5.8%
Other Investments	3.4%
Short-Term Investments and Net Other Assets (Liabilities)	5.4%

 * Foreign investments - 20.7%

Investments October 31, 2015

Showing Percentage of Net Assets

Nonconvertible Bonds - 68.6%
		Principal Amount (000s)(a)	Value (000s)
Aerospace - 0.4%
TransDigm, Inc.:
6% 7/15/22		$2,030	$2,050
6.5% 7/15/24		2,000	2,035
6.5% 5/15/25 (b)		3,605	3,664

TOTAL AEROSPACE			7,749

Air Transportation - 0.2%
Continental Airlines, Inc.:
pass-thru trust certificates 6.903% 4/19/22		761	788
6.125% 4/29/18		670	690
9.25% 5/10/17		842	909
United Air Lines, Inc. pass-thru trust certificates 9.75% 1/15/17		1,389	1,482

TOTAL AIR TRANSPORTATION			3,869

Automotive & Auto Parts - 0.6%
American Tire Distributors, Inc. 10.25% 3/1/22 (b)		3,525	3,560
LKQ Corp. 4.75% 5/15/23		430	422
Schaeffler Holding Finance BV:
6.25% 11/15/19 pay-in-kind (b)(c)		2,140	2,258
6.75% 11/15/22 pay-in-kind (b)(c)		1,005	1,099
6.875% 8/15/18 pay-in-kind (b)(c)		1,605	1,661
ZF North America Capital, Inc. 4.5% 4/29/22 (b)		3,280	3,303

TOTAL AUTOMOTIVE & AUTO PARTS			12,303

Banks & Thrifts - 4.0%
Ally Financial, Inc.:
3.5% 1/27/19		3,485	3,520
8% 3/15/20		3,333	3,941
General Motors Acceptance Corp. 8% 11/1/31		3,105	3,796
GMAC LLC:
8% 12/31/18		25,964	29,204
8% 11/1/31		19,887	24,113
Royal Bank of Scotland Group PLC:
5.125% 5/28/24		6,775	6,949
6% 12/19/23		8,040	8,731
Washington Mutual Bank 5.5% 1/15/13 (d)		10,000	25

TOTAL BANKS & THRIFTS			80,279

Broadcasting - 0.5%
AMC Networks, Inc. 7.75% 7/15/21		500	536
Clear Channel Communications, Inc. 5.5% 12/15/16		7,263	6,609
Sirius XM Radio, Inc. 5.375% 4/15/25 (b)		2,295	2,350

TOTAL BROADCASTING			9,495

Building Materials - 0.6%
CEMEX Finance LLC 6% 4/1/24 (b)		2,795	2,669
HD Supply, Inc. 5.25% 12/15/21 (b)		3,430	3,602
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		900	839
Nortek, Inc. 8.5% 4/15/21		1,520	1,611
USG Corp.:
5.875% 11/1/21 (b)		430	453
6.3% 11/15/16		275	284
9.75% 1/15/18 (c)		1,585	1,779

TOTAL BUILDING MATERIALS			11,237

Cable/Satellite TV - 3.7%
Altice SA:
7.75% 7/15/25 (b)		2,585	2,488
7.75% 7/15/25 (b)		2,320	2,233
Cable One, Inc. 5.75% 6/15/22 (b)		1,390	1,425
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 2/15/23		2,550	2,556
5.25% 3/15/21		2,245	2,318
5.75% 1/15/24		5,335	5,415
5.875% 5/1/27 (b)		5,245	5,245
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (b)		535	536
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (b)		5,495	5,279
DISH DBS Corp.:
5% 3/15/23		4,695	4,343
5.875% 7/15/22		4,240	4,155
6.75% 6/1/21		5,260	5,392
Lynx II Corp. 6.375% 4/15/23 (b)		710	731
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (b)		4,621	4,858
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.5% 1/15/23 (b)		2,145	2,205
Virgin Media Secured Finance PLC 5.25% 1/15/26 (b)		12,170	12,170
Wave Holdco LLC/Wave Holdco Corp. 9% 7/15/19 pay-in-kind (b)(c)		10,000	9,738
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (b)		1,645	1,600
Ziggo Bond Finance BV 5.875% 1/15/25 (b)		1,705	1,624

TOTAL CABLE/SATELLITE TV			74,311

Capital Goods - 0.1%
Shale-Inland Holdings LLC/Shale-Inland Finance Corp. 8.75% 11/15/19 (b)		1,665	1,240
Chemicals - 0.8%
Blue Cube Spinco, Inc.:
9.75% 10/15/23 (b)		2,440	2,629
10% 10/15/25 (b)		1,310	1,421
Evolution Escrow Issuer LLC 7.5% 3/15/22 (b)		3,095	2,190
LSB Industries, Inc. 7.75% 8/1/19		705	667
Platform Specialty Products Corp. 6.5% 2/1/22 (b)		1,990	1,692
PolyOne Corp. 5.25% 3/15/23		2,215	2,221
The Chemours Company LLC 7% 5/15/25 (b)		780	581
Tronox Finance LLC 6.375% 8/15/20		530	377
U.S. Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375% 5/1/21 (b)		960	1,015
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (b)		1,550	1,612
5.625% 10/1/24 (b)		620	640

TOTAL CHEMICALS			15,045

Consumer Products - 0.3%
Prestige Brands, Inc. 8.125% 2/1/20		335	351
Revlon Consumer Products Corp. 5.75% 2/15/21		5,170	5,235
Spectrum Brands Holdings, Inc. 6.375% 11/15/20		565	603

TOTAL CONSUMER PRODUCTS			6,189

Containers - 1.6%
Ardagh Finance Holdings SA 8.625% 6/15/19 pay-in-kind (b)(c)		1,557	1,581
Ardagh Packaging Finance PLC 9.125% 10/15/20 (b)		3,369	3,533
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
6.25% 1/31/19 (b)		1,165	1,178
6.75% 1/31/21 (b)		1,350	1,384
7% 11/15/20 (b)		697	699
9.125% 10/15/20 (b)		1,045	1,095
Beverage Packaging Holdings II SA (Luxembourg) 6% 6/15/17 (b)		1,255	1,261
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. 10.125% 7/15/20 (b)		3,910	3,353
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20		2,460	2,558
6.875% 2/15/21		7,339	7,669
8.25% 2/15/21 (c)		6,144	6,382
Sealed Air Corp. 6.5% 12/1/20 (b)		1,730	1,933

TOTAL CONTAINERS			32,626

Diversified Financial Services - 6.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.625% 10/30/20		5,035	5,218
5% 10/1/21		2,715	2,837
Aircastle Ltd. 4.625% 12/15/18		1,625	1,686
CIT Group, Inc.:
3.875% 2/19/19		2,570	2,609
5% 8/15/22		3,195	3,367
5% 8/1/23		4,515	4,729
5.375% 5/15/20		4,400	4,747
5.5% 2/15/19 (b)		8,075	8,570
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.875% 3/15/19		3,930	4,020
5.875% 2/1/22		2,690	2,771
6% 8/1/20		2,235	2,333
International Lease Finance Corp.:
5.75% 5/15/16		6,040	6,150
5.875% 8/15/22		10,375	11,309
8.25% 12/15/20		3,945	4,714
8.625% 1/15/22		11,580	14,243
MSCI, Inc. 5.75% 8/15/25 (b)		1,345	1,418
Navient Corp.:
5% 10/26/20		1,550	1,451
5.875% 10/25/24		3,375	3,012
SLM Corp.:
4.875% 6/17/19		10,000	9,675
5.5% 1/25/23		7,210	6,498
6.125% 3/25/24		8,685	7,838
7.25% 1/25/22		220	217
8% 3/25/20		9,700	10,282
8.45% 6/15/18		4,905	5,261

TOTAL DIVERSIFIED FINANCIAL SERVICES			124,955

Diversified Media - 0.7%
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625% 3/15/20		900	914
7.625% 3/15/20		2,635	2,734
Liberty Media Corp.:
8.25% 2/1/30		469	483
8.5% 7/15/29		529	554
MDC Partners, Inc. 6.75% 4/1/20 (b)		440	448
National CineMedia LLC:
6% 4/15/22		4,035	4,201
7.875% 7/15/21		2,050	2,163
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)		1,220	1,240
Outfront Media Capital LLC / Corp. 5.625% 2/15/24 (b)		580	604

TOTAL DIVERSIFIED MEDIA			13,341

Energy - 8.8%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% 5/15/23		2,720	2,455
4.875% 3/15/24		1,300	1,170
American Energy-Permian Basin LLC/ AEPB Finance Corp.:
6.8037% 8/1/19 (b)(c)		2,380	1,291
7.125% 11/1/20 (b)		3,775	2,029
7.375% 11/1/21 (b)		2,720	1,482
Antero Resources Corp.:
5.125% 12/1/22		3,765	3,379
5.625% 6/1/23 (b)		1,950	1,794
Antero Resources Finance Corp. 5.375% 11/1/21		2,500	2,300
California Resources Corp.:
5% 1/15/20		525	382
5.5% 9/15/21		7,140	4,909
6% 11/15/24		3,520	2,394
Carrizo Oil & Gas, Inc. 6.25% 4/15/23		1,415	1,346
Chesapeake Energy Corp.:
4.875% 4/15/22		965	598
5.375% 6/15/21		3,665	2,373
6.125% 2/15/21		1,805	1,182
6.875% 11/15/20		177	120
Citgo Holding, Inc. 10.75% 2/15/20 (b)		3,525	3,543
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22		1,520	1,307
6.25% 4/1/23 (b)		1,775	1,509
CrownRock LP/CrownRock Finance, Inc. 7.75% 2/15/23 (b)		1,465	1,509
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22		540	531
Denbury Resources, Inc. 4.625% 7/15/23		4,395	2,934
Diamondback Energy, Inc. 7.625% 10/1/21		1,545	1,645
Edgen Murray Corp. 8.75% 11/1/20 (b)		1,200	1,279
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% 6/15/23		2,570	1,934
7.75% 9/1/22		3,685	2,837
9.375% 5/1/20		12,895	11,219
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22		2,280	1,927
Forbes Energy Services Ltd. 9% 6/15/19		3,470	2,342
Forum Energy Technologies, Inc. 6.25% 10/1/21		1,985	1,662
Gibson Energy, Inc. 6.75% 7/15/21 (b)		280	271
Gulfmark Offshore, Inc. 6.375% 3/15/22		2,275	1,405
Halcon Resources Corp. 8.625% 2/1/20 (b)		875	755
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		2,085	1,887
5.75% 10/1/25 (b)		10,085	9,329
7.625% 4/15/21 (b)		1,820	1,852
Hornbeck Offshore Services, Inc.:
5% 3/1/21		35	27
5.875% 4/1/20		2,210	1,779
Kinder Morgan, Inc. 5% 2/15/21 (b)		1,695	1,715
Kodiak Oil & Gas Corp. 8.125% 12/1/19		2,010	2,025
Laredo Petroleum, Inc.:
5.625% 1/15/22		2,995	2,815
6.25% 3/15/23		2,540	2,438
LINN Energy LLC/LINN Energy Finance Corp.:
6.5% 5/15/19		2,545	667
6.5% 9/15/21		540	130
7.75% 2/1/21		25	6
Markwest Energy Partners LP/Markwest Energy Finance Corp. 4.875% 12/1/24		5,000	4,719
Noble Energy, Inc. 5.875% 6/1/24		1,235	1,240
Oasis Petroleum, Inc. 6.875% 3/15/22		905	772
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)		3,755	2,553
Range Resources Corp. 4.875% 5/15/25 (b)		5,255	4,703
Rice Energy, Inc.:
6.25% 5/1/22		3,850	3,484
7.25% 5/1/23 (b)		1,545	1,429
Rose Rock Midstream LP/ Rose Rock Finance Corp. 5.625% 7/15/22		1,125	956
RSP Permian, Inc. 6.625% 10/1/22		915	906
Sabine Pass Liquefaction LLC:
5.625% 4/15/23		2,250	2,190
5.625% 3/1/25 (b)		14,320	13,729
5.75% 5/15/24		3,215	3,102
SemGroup Corp. 7.5% 6/15/21		4,100	3,895
SM Energy Co. 5.625% 6/1/25		1,040	946
Summit Midstream Holdings LLC:
5.5% 8/15/22		1,520	1,322
7.5% 7/1/21		810	790
Sunoco LP / Sunoco Finance Corp. 6.375% 4/1/23 (b)		1,490	1,501
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/18 (b)		6,970	6,865
6.375% 8/1/22		908	881
Teine Energy Ltd. 6.875% 9/30/22 (b)		8,386	7,547
TerraForm Power Operating LLC:
5.875% 2/1/23 (b)		5,605	5,171
6.125% 6/15/25 (b)		670	603
Transocean, Inc.:
6% 3/15/18		3,175	2,978
6.875% 12/15/21		6,565	5,195
Western Refining Logistics LP/WNRL Finance Co. 7.5% 2/15/23		890	908
Western Refining, Inc. 6.25% 4/1/21		905	900
Whiting Petroleum Corp. 5.75% 3/15/21		980	910
WPX Energy, Inc.:
7.5% 8/1/20		1,760	1,646
8.25% 8/1/23		2,640	2,482

TOTAL ENERGY			176,806

Entertainment/Film - 0.3%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25% 2/15/22		470	483
Lions Gate Entertainment Corp. 5.25% 8/1/18		3,950	4,088
Livent, Inc. yankee 9.375% 10/15/04 (d)		11,100	0
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		1,425	1,471

TOTAL ENTERTAINMENT/FILM			6,042

Environmental - 0.3%
Clean Harbors, Inc. 5.125% 6/1/21		1,180	1,211
Covanta Holding Corp.:
5.875% 3/1/24		1,530	1,515
6.375% 10/1/22		1,355	1,423
7.25% 12/1/20		1,094	1,138
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		1,455	1,491

TOTAL ENVIRONMENTAL			6,778

Food & Drug Retail - 1.5%
Pinnacle Merger Sub, Inc. 9.5% 10/1/23 (b)		773	872
Rite Aid Corp.:
6.75% 6/15/21		9,540	10,244
6.875% 12/15/28 (b)(c)		5,785	6,942
7.7% 2/15/27		6,515	8,258
Tops Holding LLC / Tops Markets II Corp. 8% 6/15/22 (b)		4,395	4,549

TOTAL FOOD & DRUG RETAIL			30,865

Food/Beverage/Tobacco - 2.0%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)		3,080	2,818
Darling International, Inc. 5.375% 1/15/22		1,280	1,270
ESAL GmbH 6.25% 2/5/23 (b)		2,635	2,569
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (b)		2,275	2,372
JBS Investments GmbH 7.75% 10/28/20 (b)		4,855	5,173
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		1,660	1,606
5.875% 7/15/24 (b)		2,435	2,386
Minerva Luxembourg SA 7.75% 1/31/23 (b)		10,185	10,058
Post Holdings, Inc.:
6% 12/15/22 (b)		3,840	3,859
6.75% 12/1/21 (b)		5,380	5,568
7.75% 3/15/24 (b)		1,720	1,832
8% 7/15/25 (b)		860	933

TOTAL FOOD/BEVERAGE/TOBACCO			40,444

Gaming - 2.1%
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc. 9.375% 5/1/22		7,900	6,537
Eldorado Resorts, Inc. 7% 8/1/23 (b)		1,750	1,772
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (b)		10,735	11,111
Isle of Capri Casinos, Inc. 5.875% 3/15/21		735	774
MGM Mirage, Inc.:
6% 3/15/23		2,810	2,852
6.875% 4/1/16		820	834
8.625% 2/1/19		5,000	5,650
Paris Las Vegas Holding LLC/Harrah's Las Vegas LLC/Flamingo Las Vegas Holdings, Inc. 11% 10/1/21		7,110	6,808
Scientific Games Corp. 10% 12/1/22		5,375	4,757
Wynn Macau Ltd. 5.25% 10/15/21 (b)		750	686

TOTAL GAMING			41,781

Healthcare - 6.5%
Acadia Healthcare Co., Inc. 5.625% 2/15/23		1,035	1,036
Alere, Inc. 6.375% 7/1/23 (b)		970	1,009
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)		1,810	1,688
Concordia Healthcare Corp. 7% 4/15/23 (b)		710	618
CTR Partnership LP/CareTrust Capital Corp. 5.875% 6/1/21		355	364
DaVita HealthCare Partners, Inc.:
5% 5/1/25		3,590	3,564
5.125% 7/15/24		4,500	4,568
5.75% 8/15/22		1,970	2,069
Endo Finance LLC 5.375% 1/15/23 (b)		535	525
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6% 7/15/23 (b)		7,145	7,145
6% 2/1/25 (b)		6,407	6,359
HCA Holdings, Inc.:
4.75% 5/1/23		3,245	3,326
5.375% 2/1/25		4,375	4,490
5.875% 3/15/22		8,635	9,499
6.25% 2/15/21		2,265	2,475
6.5% 2/15/20		7,640	8,547
7.5% 2/15/22		5,095	5,859
HealthSouth Corp. 5.125% 3/15/23		1,235	1,213
Hologic, Inc. 5.25% 7/15/22 (b)		2,335	2,437
IMS Health, Inc. 6% 11/1/20 (b)		1,175	1,216
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375% 8/1/23 (b)		2,105	2,108
JLL/Delta Dutch Pledgeco BV 8.75% 5/1/20 pay-in-kind (b)(c)		3,325	3,396
Kindred Escrow Corp. II 8.75% 1/15/23		740	771
Quintiles Transnational Corp. 4.875% 5/15/23 (b)		1,655	1,702
Sabra Health Care LP/Sabra Capital Corp. 5.5% 2/1/21		1,080	1,128
Service Corp. International 5.375% 1/15/22		815	860
Tenet Healthcare Corp.:
4.375% 10/1/21		3,350	3,342
4.5% 4/1/21		535	535
5% 3/1/19		2,540	2,483
6.75% 2/1/20		1,800	1,825
6.75% 6/15/23		3,665	3,638
8.125% 4/1/22		7,570	8,005
Valeant Pharmaceuticals International, Inc.:
5.375% 3/15/20 (b)		7,305	6,355
5.5% 3/1/23 (b)		2,660	2,234
5.625% 12/1/21 (b)		1,395	1,210
5.875% 5/15/23 (b)		12,575	10,587
6.125% 4/15/25 (b)		4,980	4,189
7.25% 7/15/22 (b)		315	280
7.5% 7/15/21 (b)		4,810	4,389
VPI Escrow Corp. 6.375% 10/15/20 (b)		2,380	2,130
Wellcare Health Plans, Inc. 5.75% 11/15/20		2,675	2,795

TOTAL HEALTHCARE			131,969

Homebuilders/Real Estate - 1.3%
Beazer Homes U.S.A., Inc. 7.25% 2/1/23		1,260	1,188
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		1,265	1,243
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)		1,000	1,003
CBRE Group, Inc. 5% 3/15/23		4,630	4,703
Communications Sales & Leasing, Inc. 6% 4/15/23 (b)		935	909
Howard Hughes Corp. 6.875% 10/1/21 (b)		2,815	2,928
Kennedy-Wilson, Inc. 5.875% 4/1/24		1,395	1,383
Realogy Group LLC/Realogy Co.-Issuer Corp. 4.5% 4/15/19 (b)		3,085	3,178
Shea Homes Ltd. Partnershp/Corp.:
5.875% 4/1/23 (b)		680	711
6.125% 4/1/25 (b)		680	712
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.875% 4/15/23 (b)		2,150	2,177
William Lyon Homes, Inc.:
7% 8/15/22		1,860	1,927
8.5% 11/15/20		2,170	2,333
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.75% 12/15/21 (b)		2,215	2,060

TOTAL HOMEBUILDERS/REAL ESTATE			26,455

Hotels - 0.3%
Choice Hotels International, Inc. 5.75% 7/1/22		615	660
FelCor Lodging LP 6% 6/1/25		960	994
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21		3,998	4,185
Playa Resorts Holding BV 8% 8/15/20 (b)		825	837

TOTAL HOTELS			6,676

Insurance - 0.4%
Alliant Holdings Co.-Issuer, Inc. / Wayne Merger Sub, LLC 8.25% 8/1/23 (b)		4,380	4,353
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		2,765	2,758
Hub Holdings LLC / Hub Holdings Finance, Inc. 8.125% 7/15/19 pay-in-kind (b)(c)		1,220	1,186

TOTAL INSURANCE			8,297

Leisure - 0.0%
24 Hour Holdings III LLC 8% 6/1/22 (b)		895	734
Metals/Mining - 0.5%
Alpha Natural Resources, Inc. 9.75% 4/15/18 (d)		1,770	62
Bluescope Steel Ltd./Bluescope Steel Finance 7.125% 5/1/18 (b)		415	409
CONSOL Energy, Inc. 8% 4/1/23 (b)		7,000	4,883
Murray Energy Corp. 11.25% 4/15/21 (b)		7,025	1,879
Peabody Energy Corp.:
6.25% 11/15/21		3,100	411
10% 3/15/22 (b)		2,120	572
Prince Mineral Holding Corp. 11.5% 12/15/19 (b)		655	550
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc. 6.375% 5/1/22 (b)		1,040	975
Walter Energy, Inc.:
9.5% 10/15/19 (b)(d)		3,275	999
12% 4/1/20 pay-in-kind (b)(c)(d)		1,591	40

TOTAL METALS/MINING			10,780

Publishing/Printing - 1.4%
Cenveo Corp. 6% 8/1/19 (b)		1,290	1,132
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (c)		14,305	15,664
MHGE Parent LLC / MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		11,654	11,858

TOTAL PUBLISHING/PRINTING			28,654

Restaurants - 0.5%
1011778 BC ULC/New Red Finance, Inc. 4.625% 1/15/22 (b)		1,820	1,847
Landry's Acquisition Co. 9.375% 5/1/20 (b)		4,040	4,333
Landry's Holdings II, Inc. 10.25% 1/1/18 (b)		4,205	4,331

TOTAL RESTAURANTS			10,511

Services - 3.0%
Anna Merger Sub, Inc. 7.75% 10/1/22 (b)		6,170	5,969
APX Group, Inc.:
6.375% 12/1/19		10,660	10,367
8.75% 12/1/20		18,483	15,248
Ashtead Capital, Inc. 5.625% 10/1/24 (b)		3,195	3,323
Blueline Rent Finance Corp./Volvo 7% 2/1/19 (b)		815	822
CBRE Group, Inc. 5.25% 3/15/25		2,555	2,599
FTI Consulting, Inc. 6% 11/15/22		2,450	2,597
Garda World Security Corp.:
7.25% 11/15/21 (b)		920	840
7.25% 11/15/21 (b)		5,985	5,461
Hertz Corp.:
5.875% 10/15/20		990	1,025
6.25% 10/15/22		1,315	1,374
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		2,095	1,508
Laureate Education, Inc. 9.25% 9/1/19 (b)(c)		9,740	7,743
NES Rentals Holdings, Inc. 7.875% 5/1/18 (b)		600	598
TMS International Corp. 7.625% 10/15/21 (b)		420	384
United Rentals North America, Inc. 5.5% 7/15/25		1,500	1,496

TOTAL SERVICES			61,354

Steel - 0.8%
Cliffs Natural Resources, Inc. 8.25% 3/31/20 (b)		2,180	1,951
JMC Steel Group, Inc. 8.25% 3/15/18 (b)		11,106	7,552
Ryerson, Inc./Joseph T Ryerson & Son, Inc.:
9% 10/15/17		5,550	4,842
11.25% 10/15/18		1,303	1,134

TOTAL STEEL			15,479

Super Retail - 0.6%
JC Penney Corp., Inc.:
5.65% 6/1/20		2,375	2,173
5.75% 2/15/18		703	684
7.4% 4/1/37		775	589
8.125% 10/1/19		3,785	3,766
L Brands, Inc. 6.875% 11/1/35 (b)		2,450	2,545
Sonic Automotive, Inc.:
5% 5/15/23		315	306
7% 7/15/22		1,390	1,480

TOTAL SUPER RETAIL			11,543

Technology - 2.5%
Activision Blizzard, Inc. 6.125% 9/15/23 (b)		2,075	2,259
ADT Corp. 6.25% 10/15/21		1,895	2,047
Blue Coat Systems, Inc. 8.375% 6/1/23 (b)		8,985	9,299
BMC Software Finance, Inc. 8.125% 7/15/21 (b)		5,860	4,534
BMC Software, Inc. 7.25% 6/1/18		495	436
Boxer Parent Co., Inc. 9% 10/15/19 pay-in-kind (b)(c)		3,000	2,145
CDW LLC/CDW Finance Corp. 6% 8/15/22		2,950	3,166
Emdeon, Inc. 6% 2/15/21 (b)		1,790	1,756
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		3,560	3,569
Entegris, Inc. 6% 4/1/22 (b)		635	654
First Data Corp. 11.25% 1/15/21		3,136	3,470
Global Cash Access, Inc. 10% 1/15/22 (b)		870	792
Lucent Technologies, Inc.:
6.45% 3/15/29		6,539	6,907
6.5% 1/15/28		5,415	5,713
Micron Technology, Inc.:
5.25% 1/15/24 (b)		1,835	1,757
5.875% 2/15/22		1,520	1,547
VeriSign, Inc. 4.625% 5/1/23		910	912

TOTAL TECHNOLOGY			50,963

Telecommunications - 11.1%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (b)		680	700
6.75% 11/15/20 (b)		2,062	2,191
Altice Financing SA:
6.5% 1/15/22 (b)		895	906
6.625% 2/15/23 (b)		3,965	3,975
Altice Finco SA:
8.125% 1/15/24 (b)		540	537
9.875% 12/15/20 (b)		945	1,014
Altice SA:
7.625% 2/15/25 (b)		7,125	6,551
7.75% 5/15/22 (b)		14,575	14,028
Broadview Networks Holdings, Inc. 10.5% 11/15/17		2,915	2,678
Citizens Communications Co. 7.875% 1/15/27		4,949	4,207
Clearwire Communications LLC/Clearwire Finance, Inc. 14.75% 12/1/16 (b)		5,300	5,956
Columbus International, Inc. 7.375% 3/30/21 (b)		9,515	9,896
Digicel Group Ltd.:
6% 4/15/21 (b)		4,580	4,122
7.125% 4/1/22 (b)		3,650	3,011
8.25% 9/30/20 (b)		8,640	7,646
DigitalGlobe, Inc. 5.25% 2/1/21 (b)		430	387
Eileme 2 AB 11.625% 1/31/20 (b)		2,100	2,268
FairPoint Communications, Inc. 8.75% 8/15/19 (b)		2,375	2,446
Frontier Communications Corp.:
8.875% 9/15/20 (b)		1,165	1,209
10.5% 9/15/22 (b)		1,915	1,987
GCI, Inc. 6.875% 4/15/25		2,080	2,142
Intelsat Jackson Holdings SA:
5.5% 8/1/23		3,840	3,166
6.625% 12/15/22 (Reg. S)		6,530	5,159
7.5% 4/1/21		5,730	5,171
Intelsat Luxembourg SA:
7.75% 6/1/21		6,204	3,660
8.125% 6/1/23		3,585	2,124
Level 3 Financing, Inc.:
5.375% 8/15/22		3,725	3,790
6.125% 1/15/21		2,395	2,524
7% 6/1/20		2,365	2,507
Neptune Finco Corp.:
6.625% 10/15/25 (b)		1,990	2,094
10.125% 1/15/23 (b)		9,815	10,379
10.875% 10/15/25 (b)		6,045	6,453
Numericable Group SA:
4.875% 5/15/19 (b)		3,890	3,909
6% 5/15/22 (b)		15,358	15,396
6.25% 5/15/24 (b)		1,150	1,150
Sable International Finance Ltd. 6.875% 8/1/22 (b)		3,985	4,055
SBA Communications Corp. 5.625% 10/1/19		3,075	3,217
Sprint Capital Corp.:
6.875% 11/15/28		1,785	1,482
6.9% 5/1/19		4,761	4,571
8.75% 3/15/32		2,465	2,219
Sprint Communications, Inc.:
6% 12/1/16		3,939	3,983
6% 11/15/22		13,364	11,419
9% 11/15/18 (b)		5,500	6,047
Sprint Corp.:
7.125% 6/15/24		7,080	6,217
7.875% 9/15/23		4,755	4,398
T-Mobile U.S.A., Inc.:
5.25% 9/1/18		1,160	1,186
6.25% 4/1/21		1,335	1,378
6.464% 4/28/19		705	725
6.5% 1/15/24		2,500	2,538
6.542% 4/28/20		2,465	2,527
6.625% 4/1/23		4,925	5,031
6.633% 4/28/21		2,225	2,303
6.731% 4/28/22		1,645	1,698
6.836% 4/28/23		480	496
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)		6,130	6,138
Wind Acquisition Finance SA 4.75% 7/15/20 (b)		2,965	3,017
Zayo Group LLC/Zayo Capital, Inc. 6% 4/1/23 (b)		3,795	3,869

TOTAL TELECOMMUNICATIONS			223,853

Transportation Ex Air/Rail - 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		1,425	1,364
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		5,250	4,128
8.125% 2/15/19		1,404	1,025
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		1,215	1,022
Teekay Corp. 8.5% 1/15/20		195	195
TRAC Intermodal LLC/TRAC Intermodal Corp. 11% 8/15/19		731	793
Ultrapetrol (Bahamas) Ltd. 8.875% 6/15/21		1,240	787

TOTAL TRANSPORTATION EX AIR/RAIL			9,314

Utilities - 4.5%
Calpine Corp.:
5.375% 1/15/23		2,615	2,501
5.75% 1/15/25		1,120	1,061
7.875% 1/15/23 (b)		3,653	3,922
Dynegy, Inc.:
6.75% 11/1/19		1,855	1,850
7.375% 11/1/22		6,605	6,622
7.625% 11/1/24		5,665	5,679
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc.:
11% 10/1/21 (d)		6,801	7,192
12.25% 3/1/22 (b)(d)		19,657	21,058
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22		535	492
7% 6/15/23		2,200	2,068
InterGen NV 7% 6/30/23 (b)		12,534	10,811
NRG Energy, Inc. 6.625% 3/15/23		7,020	6,529
PPL Energy Supply LLC 6.5% 6/1/25 (b)		1,700	1,509
RJS Power Holdings LLC 5.125% 7/15/19 (b)		3,830	3,504
TXU Corp.:
5.55% 11/15/14 (d)		7,757	7,602
6.5% 11/15/24 (d)		4,961	4,862
6.55% 11/15/34 (d)		4,295	4,209

TOTAL UTILITIES			91,471

TOTAL NONCONVERTIBLE BONDS
(Cost $1,442,989)			1,383,408
		Shares	Value (000s)

Common Stocks - 16.5%
Air Transportation - 0.3%
Delta Air Lines, Inc.		100,000	5,084
Automotive & Auto Parts - 1.1%
Chassix Holdings, Inc.		29,835	689
General Motors Co.		171,513	5,988
General Motors Co.:
warrants 7/10/16 (e)		11,706	295
warrants 7/10/19 (e)		11,706	200
Harley-Davidson, Inc.		100,000	4,945
Motors Liquidation Co. GUC Trust (e)		39,254	636
Tenneco, Inc. (e)		100,000	5,659
Trinseo SA (e)		89,998	2,920

TOTAL AUTOMOTIVE & AUTO PARTS			21,332

Banks & Thrifts - 0.9%
Bank of America Corp.		389,800	6,541
CIT Group, Inc.		112,700	4,846
JPMorgan Chase & Co.		100,000	6,425
Washington Mutual, Inc. (e)		505,500	0
WMI Holdings Corp. (e)		17,605	41

TOTAL BANKS & THRIFTS			17,853

Broadcasting - 0.8%
AMC Networks, Inc. Class A (e)		76,200	5,630
Cumulus Media, Inc. Class A (e)		550,600	253
Gray Television, Inc. (e)		494,070	7,851
Sinclair Broadcast Group, Inc. Class A		100,000	3,001

TOTAL BROADCASTING			16,735

Cable/Satellite TV - 0.4%
Time Warner Cable, Inc.		41,300	7,822
Capital Goods - 0.4%
AECOM Technology Corp. (e)		300,000	8,841
Chemicals - 0.4%
Axiall Corp.		100,000	2,025
LyondellBasell Industries NV Class A		72,395	6,726
Westlake Chemical Partners LP		3,400	61

TOTAL CHEMICALS			8,812

Consumer Products - 0.5%
Prestige Brands Holdings, Inc. (e)		75,000	3,676
Whirlpool Corp.		40,000	6,406

TOTAL CONSUMER PRODUCTS			10,082

Containers - 0.4%
Graphic Packaging Holding Co.		617,874	8,749
Diversified Financial Services - 1.0%
AerCap Holdings NV (e)		150,000	6,225
Citigroup, Inc.		116,564	6,198
The Blackstone Group LP		250,000	8,265

TOTAL DIVERSIFIED FINANCIAL SERVICES			20,688

Diversified Media - 0.2%
MDC Partners, Inc. Class A		205,126	4,263
Energy - 0.4%
Dril-Quip, Inc. (e)		92,600	5,700
The Williams Companies, Inc.		48,200	1,901

TOTAL ENERGY			7,601

Food/Beverage/Tobacco - 1.1%
Darling International, Inc. (e)		450,000	4,554
Dean Foods Co.		400,000	7,244
Monster Beverage Corp. (e)		75,000	10,224

TOTAL FOOD/BEVERAGE/TOBACCO			22,022

Gaming - 0.3%
Station Holdco LLC (e)(f)(g)		1,531,479	5,621
Station Holdco LLC (e)(g)(h)		11,653	43
Station Holdco LLC:
unit (e)(g)(h)		3,411	2
warrants 6/15/18 (e)(f)(g)		96,849	65

TOTAL GAMING			5,731

Healthcare - 1.4%
Community Health Systems, Inc. (e)		116,800	3,275
Endo Health Solutions, Inc. (e)		141,100	8,465
HCA Holdings, Inc. (e)		91,200	6,274
Legend Acquisition, Inc. (e)		18,796	282
Legend Acquisition, Inc.:
Class A warrants (e)		28,063	0
Class B warrants (e)		37,006	0
Universal Health Services, Inc. Class B		75,840	9,259

TOTAL HEALTHCARE			27,555

Homebuilders/Real Estate - 0.5%
Lennar Corp. Class A (i)		200,000	10,014
Realogy Holdings Corp. (e)		18,200	712

TOTAL HOMEBUILDERS/REAL ESTATE			10,726

Hotels - 0.5%
Extended Stay America, Inc. unit		194,400	3,732
Hyatt Hotels Corp. Class A (e)(i)		145,000	7,308

TOTAL HOTELS			11,040

Insurance - 0.1%
H&R Block, Inc.		32,954	1,228
Metals/Mining - 0.0%
AngloGold Ashanti Ltd. sponsored ADR (e)		87,174	736
Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (e)(g)		4,323	35
Restaurants - 0.3%
Dunkin' Brands Group, Inc. (i)		126,900	5,255
Services - 1.4%
ARAMARK Holdings Corp.		253,900	7,706
HD Supply Holdings, Inc. (e)		150,000	4,469
KAR Auction Services, Inc.		247,600	9,508
United Rentals, Inc. (e)		80,000	5,989
WP Rocket Holdings, Inc. (e)(g)		8,700,771	522

TOTAL SERVICES			28,194

Super Retail - 0.0%
Arena Brands Holding Corp. Class B (e)(g)		42,253	205
Technology - 3.6%
Alphabet, Inc. Class A (e)		15,000	11,061
CDW Corp.		300,000	13,407
Cypress Semiconductor Corp.		27,565	291
Facebook, Inc. Class A (e)		34,294	3,497
Freescale Semiconductor, Inc. (e)		134,400	4,501
Marvell Technology Group Ltd.		400,000	3,284
NXP Semiconductors NV (e)		125,000	9,794
Qorvo, Inc. (e)		200,000	8,786
Skyworks Solutions, Inc.		175,000	13,517
SoftBank Corp. ADR		150,000	4,208

TOTAL TECHNOLOGY			72,346

Telecommunications - 0.1%
Alibaba Group Holding Ltd. sponsored ADR (e)		32,200	2,699
Broadview Networks Holdings, Inc. (e)		189,475	284
Pendrell Corp. (e)		37,472	25

TOTAL TELECOMMUNICATIONS			3,008

Transportation Ex Air/Rail - 0.3%
Ship Finance International Ltd. (NY Shares) (i)		300,000	5,127
Utilities - 0.1%
NRG Yield, Inc. Class C (i)		187,100	2,702
TOTAL COMMON STOCKS
(Cost $302,201)			333,772

Preferred Stocks - 0.9%
Convertible Preferred Stocks - 0.3%
Energy - 0.1%
Southwestern Energy Co. Series B 6.25%		46,100	1,293
Healthcare - 0.1%
Allergan PLC 5.50%		2,900	3,035
Homebuilders/Real Estate - 0.1%
American Tower Corp. 5.50%		23,700	2,477

TOTAL CONVERTIBLE PREFERRED STOCKS			6,805

Nonconvertible Preferred Stocks - 0.6%
Banks & Thrifts - 0.3%
Ally Financial, Inc. 7.00% (b)		5,751	5,861
Diversified Financial Services - 0.3%
GMAC Capital Trust I Series 2, 8.125%		249,413	6,442

TOTAL NONCONVERTIBLE PREFERRED STOCKS			12,303

TOTAL PREFERRED STOCKS
(Cost $17,501)			19,108
		Principal Amount (000s)(a)	Value (000s)

Bank Loan Obligations - 4.5%
Aerospace - 0.2%
TransDigm, Inc.:
Tranche C, term loan 3.75% 2/28/20 (c)		762	752
Tranche D, term loan 3.75% 6/4/21 (c)		2,296	2,261

TOTAL AEROSPACE			3,013

Automotive & Auto Parts - 0.0%
Chassix, Inc. term loan 12% 7/29/19		382	386
Broadcasting - 0.1%
Cumulus Media Holdings, Inc. Tranch B 1LN, term loan 4.25% 12/23/20 (c)		3,113	2,641
Building Materials - 0.3%
PriSo Acquisition Corp. Tranche B, term loan 4.5% 5/8/22 (c)		5,951	5,832
Cable/Satellite TV - 0.0%
Liberty Cablevision of Puerto Rico:
Tranche 1LN, term loan 4.5% 1/7/22 (c)		195	189
Tranche 2LN, term loan 7.75% 7/7/23 (c)		765	731

TOTAL CABLE/SATELLITE TV			920

Containers - 0.1%
Berry Plastics Corp. Tranche E, term loan 3.75% 1/6/21 (c)		1,835	1,833
Diversified Financial Services - 0.0%
HarbourVest Partners LLC Tranche B, term loan 3.25% 2/4/21 (c)		341	338
Diversified Media - 0.3%
McGraw-Hill School Education Tranche B, term loan 6.25% 12/18/19 (c)		6,146	6,115
Energy - 0.3%
American Energy-Marcellus LLC Tranche B 1LN, term loan 5.25% 8/4/20 (c)		1,610	744
Atlantic Power Ltd. Partnership Tranche B LN, term loan 4.75% 2/24/21 (c)		352	351
Citgo Holding, Inc. Tranche B, term loan 9.5% 5/12/18 (c)		1,400	1,372
Drillships Ocean Ventures, Inc. Tranche B, term loan 5.5% 7/25/21 (c)		4,572	2,955
Energy Transfer Equity LP Tranche C, term loan 4% 12/2/19 (c)		395	382
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (c)		576	310
Panda Sherman Power, LLC term loan 9% 9/14/18 (c)		837	753

TOTAL ENERGY			6,867

Entertainment/Film - 0.0%
Livent, Inc.:
Tranche A, term loan 18% 1/15/49 pay-in-kind (e)	CAD	289	221
Tranche B, term loan 18% 1/15/49 pay-in-kind (e)	CAD	176	134

TOTAL ENTERTAINMENT/FILM			355

Environmental - 0.2%
The Brickman Group, Ltd. Tranche B 1LN, term loan 4% 12/18/20 (c)		3,021	2,946
Gaming - 0.4%
Caesars Entertainment Resort Properties LLC Tranche B 1LN, term loan 7% 10/11/20 (c)		3,801	3,591
Caesars Growth Properties Holdings, LLC Tranche 1LN, term loan 6.25% 5/8/21 (c)		2,972	2,605
Station Casinos LLC Tranche B, term loan 4.25% 3/1/20 (c)		2,545	2,545

TOTAL GAMING			8,741

Healthcare - 0.5%
Dialysis Newco, Inc.:
Tranche 2LN, term loan 7.75% 10/22/21 (c)		1,804	1,817
Tranche B 1LN, term loan 4.5% 4/23/21 (c)		5,589	5,567
Patheon, Inc. Tranche B, term loan 4.25% 3/11/21 (c)		2,296	2,247
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 1/3/20 (c)		120	121
Tranche B 2LN, term loan 4.25% 7/3/19 (c)		191	191

TOTAL HEALTHCARE			9,943

Homebuilders/Real Estate - 0.1%
DTZ U.S. Borrower LLC Tranche 2LN, term loan 9.25% 11/4/22 (c)		905	898
Realogy Corp. Credit-Linked Deposit 4.4463% 10/10/16 (c)		602	596

TOTAL HOMEBUILDERS/REAL ESTATE			1,494

Metals/Mining - 0.2%
Ameriforge Group, Inc. Tranche B 2LN, term loan 8.75% 12/19/20 (c)		190	106
Murray Energy Corp. Tranche B 2LN, term loan 7.5% 4/16/20 (c)		4,618	2,985

TOTAL METALS/MINING			3,091

Paper - 0.0%
White Birch Paper Co. Tranche 2LN, term loan 0% 12/31/49 (d)		8,620	0
Services - 0.4%
EFS Cogen Holdings I LLC Tranche B, term loan 3.75% 12/17/20 (c)		189	188
Garda World Security Corp.:
term loan 4.0032% 11/8/20 (c)		638	620
Tranche DD, term loan 4.0032% 11/8/20 (c)		163	159
Laureate Education, Inc. Tranche B, term loan 5% 6/16/18 (c)		8,751	7,445

TOTAL SERVICES			8,412

Super Retail - 0.0%
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 4.5% 9/26/19 (c)		767	759
Technology - 0.8%
First Data Corp. Tranche B, term loan 3.697% 3/24/18 (c)		6,745	6,690
Kronos, Inc. Tranche 2LN, term loan 9.75% 4/30/20 (c)		3,645	3,683
Renaissance Learning, Inc.:
Tranche 1LN, term loan 4.5% 4/9/21 (c)		1,010	975
Tranche 2LN, term loan 8% 4/9/22 (c)		4,115	3,950

TOTAL TECHNOLOGY			15,298

Telecommunications - 0.0%
LTS Buyer LLC Tranche 2LN, term loan 8% 4/12/21 (c)		63	61
Utilities - 0.6%
Energy Future Holdings Corp. Tranche 1LN, term loan 4.25% 6/19/16 (c)		11,339	11,332
TOTAL BANK LOAN OBLIGATIONS
(Cost $102,862)			90,377

Preferred Securities - 3.8%
Banks & Thrifts - 2.5%
Bank of America Corp.:
5.2% (c)(j)		2,745	2,656
6.1% (c)(j)		2,590	2,639
Barclays Bank PLC 7.625% 11/21/22		12,695	14,927
Credit Agricole SA 6.625% (b)(c)(j)		6,105	6,057
Goldman Sachs Group, Inc. 5.375% (c)(j)		7,525	7,661
JPMorgan Chase & Co. 5.15% (c)(j)		9,715	9,601
Royal Bank of Scotland Group PLC:
7.5% (c)(j)		3,470	3,614
8% (c)(j)		1,515	1,594
Wells Fargo & Co. 5.875% (c)(j)		1,660	1,793

TOTAL BANKS & THRIFTS			50,542

Diversified Financial Services - 1.3%
Citigroup, Inc.:
5.35% (c)(j)		24,830	24,233
5.9% (c)(j)		2,100	2,116

TOTAL DIVERSIFIED FINANCIAL SERVICES			26,349

TOTAL PREFERRED SECURITIES
(Cost $72,687)			76,891
		Shares	Value (000s)

Money Market Funds - 4.8%
Fidelity Cash Central Fund, 0.18% (k)		83,454,599	83,455
Fidelity Securities Lending Cash Central Fund, 0.19% (k)(l)		12,903,425	12,903
TOTAL MONEY MARKET FUNDS
(Cost $96,358)			96,358
TOTAL INVESTMENT PORTFOLIO - 99.1%
(Cost $2,034,598)			1,999,914
NET OTHER ASSETS (LIABILITIES) - 0.9%			17,389
NET ASSETS - 100%			$2,017,303

Currency Abbreviations

CAD – Canadian dollar

Values shown as $0 may reflect amounts less than $500.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $633,529,000 or 31.4% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Non-income producing

 (f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,493,000 or 0.3% of net assets.

 (h) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (i) Security or a portion of the security is on loan at period end.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 7/13/98	$1,538
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$8
Station Holdco LLC	6/17/11	$1,478
Station Holdco LLC	4/1/13	$13
Station Holdco LLC unit	4/1/13	$0
Station Holdco LLC warrants 6/15/18	10/28/08 - 12/1/08	$3,945
WP Rocket Holdings, Inc.	6/24/11 - 2/2/15	$4,521

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$106
Fidelity Securities Lending Cash Central Fund	20
Total	$126

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$94,216	$87,556	$35	$6,625
Consumer Staples	22,022	22,022	--	--
Energy	14,021	14,021	--	--
Financials	48,444	42,583	5,861	--
Health Care	34,266	33,984	--	282
Industrials	40,663	40,141	--	522
Information Technology	70,837	70,837	--	--
Materials	21,217	21,217	--	--
Telecommunication Services	4,492	4,492	--	--
Utilities	2,702	2,702	--	--
Corporate Bonds	1,383,408	--	1,383,383	25
Bank Loan Obligations	90,377	--	87,223	3,154
Preferred Securities	76,891	--	76,891	--
Money Market Funds	96,358	96,358	--	--
Total Investments in Securities:	$1,999,914	$435,913	$1,553,393	$10,608

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	81.5%
Luxembourg	3.6%
Canada	3.0%
United Kingdom	2.3%
Netherlands	2.2%
Bermuda	1.5%
France	1.4%
Ireland	1.2%
Cayman Islands	1.1%
Others (Individually Less Than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		October 31, 2015
Assets
Investment in securities, at value (including securities loaned of $12,671) — See accompanying schedule: Unaffiliated issuers (cost $1,938,240)	$1,903,556
Fidelity Central Funds (cost $96,358)	96,358
Total Investments (cost $2,034,598)		$1,999,914
Cash		1,320
Receivable for investments sold		9,783
Receivable for fund shares sold		2,915
Dividends receivable		397
Interest receivable		26,821
Distributions receivable from Fidelity Central Funds		16
Prepaid expenses		6
Other receivables		436
Total assets		2,041,608
Liabilities
Payable for investments purchased	$5,333
Payable for fund shares redeemed	3,485
Distributions payable	791
Accrued management fee	934
Distribution and service plan fees payable	369
Other affiliated payables	335
Other payables and accrued expenses	155
Collateral on securities loaned, at value	12,903
Total liabilities		24,305
Net Assets		$2,017,303
Net Assets consist of:
Paid in capital		$2,498,689
Undistributed net investment income		13,842
Accumulated undistributed net realized gain (loss) on investments		(460,544)
Net unrealized appreciation (depreciation) on investments		(34,684)
Net Assets		$2,017,303
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($636,349 ÷ 61,021 shares)		$10.43
Maximum offering price per share (100/96.00 of $10.43)		$10.86
Class T:
Net Asset Value and redemption price per share ($444,611 ÷ 42,402 shares)		$10.49
Maximum offering price per share (100/96.00 of $10.49)		$10.93
Class B:
Net Asset Value and offering price per share ($5,291 ÷ 511 shares)(a)		$10.35
Class C:
Net Asset Value and offering price per share ($170,787 ÷ 16,408 shares)(a)		$10.41
Class I:
Net Asset Value, offering price and redemption price per share ($760,265 ÷ 77,731 shares)		$9.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended October 31, 2015
Investment Income
Dividends		$10,950
Interest		105,214
Income from Fidelity Central Funds		126
Total income		116,290
Expenses
Management fee	$11,550
Transfer agent fees	3,392
Distribution and service plan fees	4,688
Accounting and security lending fees	678
Custodian fees and expenses	33
Independent trustees' compensation	9
Registration fees	101
Audit	82
Legal	267
Miscellaneous	15
Total expenses before reductions	20,815
Expense reductions	(31)	20,784
Net investment income (loss)		95,506
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		15,865
Change in net unrealized appreciation (depreciation) on investment securities		(110,355)
Net gain (loss)		(94,490)
Net increase (decrease) in net assets resulting from operations		$1,016

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2015	Year ended October 31, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$95,506	$89,741
Net realized gain (loss)	15,865	30,801
Change in net unrealized appreciation (depreciation)	(110,355)	11,351
Net increase (decrease) in net assets resulting from operations	1,016	131,893
Distributions to shareholders from net investment income	(86,700)	(85,375)
Distributions to shareholders from net realized gain	(1,926)	(21,730)
Total distributions	(88,626)	(107,105)
Share transactions - net increase (decrease)	68,469	85,679
Redemption fees	343	252
Total increase (decrease) in net assets	(18,798)	110,719
Net Assets
Beginning of period	2,036,101	1,925,382
End of period (including undistributed net investment income of $13,842 and undistributed net investment income of $7,002, respectively)	$2,017,303	$2,036,101

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class A

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.88	$10.73	$10.21	$9.59	$9.87
Income from Investment Operations
Net investment income (loss)A	.498	.480	.569	.607	.593
Net realized and unrealized gain (loss)	(.489)	.236	.558	.658	(.238)
Total from investment operations	.009	.716	1.127	1.265	.355
Distributions from net investment income	(.451)	(.449)	(.482)	(.647)	(.639)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.461)	(.567)	(.609)	(.647)	(.639)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.43	$10.88	$10.73	$10.21	$9.59
Total ReturnB,C	.06%	6.84%	11.39%	13.78%	3.57%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses net of fee waivers, if any	1.02%	1.02%	1.02%	1.03%	1.03%
Expenses net of all reductions	1.02%	1.02%	1.02%	1.03%	1.03%
Net investment income (loss)	4.62%	4.42%	5.42%	6.18%	5.93%
Supplemental Data
Net assets, end of period (in millions)	$636	$682	$698	$705	$659
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class T

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.93	$10.78	$10.26	$9.64	$9.92
Income from Investment Operations
Net investment income (loss)A	.501	.484	.573	.610	.597
Net realized and unrealized gain (loss)	(.479)	.233	.555	.656	(.241)
Total from investment operations	.022	.717	1.128	1.266	.356
Distributions from net investment income	(.454)	(.450)	(.483)	(.648)	(.640)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.464)	(.568)	(.610)	(.648)	(.640)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.49	$10.93	$10.78	$10.26	$9.64
Total ReturnB,C	.18%	6.81%	11.34%	13.72%	3.56%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses net of fee waivers, if any	1.02%	1.01%	1.01%	1.02%	1.02%
Expenses net of all reductions	1.02%	1.01%	1.01%	1.02%	1.02%
Net investment income (loss)	4.63%	4.43%	5.43%	6.19%	5.94%
Supplemental Data
Net assets, end of period (in millions)	$445	$504	$528	$547	$543
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class B

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.80	$10.65	$10.15	$9.53	$9.82
Income from Investment Operations
Net investment income (loss)A	.424	.401	.489	.532	.519
Net realized and unrealized gain (loss)	(.491)	.237	.542	.663	(.245)
Total from investment operations	(.067)	.638	1.031	1.195	.274
Distributions from net investment income	(.375)	(.371)	(.406)	(.577)	(.568)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.385)	(.489)	(.533)	(.577)	(.568)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.35	$10.80	$10.65	$10.15	$9.53
Total ReturnB,C	(.65)%	6.12%	10.45%	13.06%	2.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.71%	1.74%	1.75%	1.75%	1.75%
Expenses net of fee waivers, if any	1.71%	1.74%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.71%	1.74%	1.75%	1.75%	1.74%
Net investment income (loss)	3.93%	3.70%	4.69%	5.46%	5.21%
Supplemental Data
Net assets, end of period (in millions)	$5	$10	$19	$28	$38
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class C

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.86	$10.71	$10.19	$9.58	$9.86
Income from Investment Operations
Net investment income (loss)A	.415	.398	.489	.533	.518
Net realized and unrealized gain (loss)	(.488)	.237	.560	.649	(.237)
Total from investment operations	(.073)	.635	1.049	1.182	.281
Distributions from net investment income	(.369)	(.368)	(.404)	(.574)	(.565)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.379)	(.486)	(.531)	(.574)	(.565)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$10.41	$10.86	$10.71	$10.19	$9.58
Total ReturnB,C	(.70)%	6.05%	10.58%	12.85%	2.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.78%	1.77%	1.77%	1.78%	1.77%
Expenses net of fee waivers, if any	1.78%	1.77%	1.77%	1.78%	1.77%
Expenses net of all reductions	1.78%	1.77%	1.77%	1.77%	1.77%
Net investment income (loss)	3.86%	3.67%	4.67%	5.44%	5.19%
Supplemental Data
Net assets, end of period (in millions)	$171	$182	$183	$180	$164
Portfolio turnover rateF	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor High Income Advantage Fund Class I

Years ended October 31,	2015	2014	2013	2012	2011
Selected Per–Share Data
Net asset value, beginning of period	$10.20	$10.10	$9.65	$9.10	$9.40
Income from Investment Operations
Net investment income (loss)A	.488	.474	.561	.598	.595
Net realized and unrealized gain (loss)	(.455)	.216	.524	.623	(.233)
Total from investment operations	.033	.690	1.085	1.221	.362
Distributions from net investment income	(.445)	(.473)	(.510)	(.673)	(.666)
Distributions from net realized gain	(.010)	(.118)	(.127)	–	–
Total distributions	(.455)	(.591)	(.637)	(.673)	(.666)
Redemption fees added to paid in capitalA	.002	.001	.002	.002	.004
Net asset value, end of period	$9.78	$10.20	$10.10	$9.65	$9.10
Total ReturnB	.31%	7.02%	11.63%	14.07%	3.83%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.78%	.77%	.78%	.77%
Expenses net of fee waivers, if any	.80%	.78%	.77%	.78%	.77%
Expenses net of all reductions	.80%	.78%	.77%	.78%	.77%
Net investment income (loss)	4.84%	4.66%	5.68%	6.44%	6.19%
Supplemental Data
Net assets, end of period (in millions)	$760	$658	$497	$495	$498
Portfolio turnover rateE	42%	41%	66%	66%	68%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended October 31, 2015
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor High Income Advantage Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2015, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, equity-debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$137,089
Gross unrealized depreciation	(163,888)
Net unrealized appreciation (depreciation) on securities	$(26,799)
Tax Cost	$2,026,713

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,575
Capital loss carryforward	$(460,999)
Net unrealized appreciation (depreciation) on securities and other investments	$(26,799)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(460,999)

The tax character of distributions paid was as follows:

	October 31, 2015	October 31, 2014
Ordinary Income	$88,626	$ 107,105

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $841,346 and $820,811, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,657	$16
Class T	-%	.25%	1,192	4
Class B	.65%	.25%	68	49
Class C	.75%	.25%	1,771	157
			$4,688	$226

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$44
Class T	12
Class B(a)	5
Class C(a)	12
$73

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,024.15
Class T	709.15
Class B	15.19
Class C	289.16
Class I	1,355.18
	$3,392

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2 for the period.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $38.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $803. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20, including $1 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $26 for the period. In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $5.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2015	2014
From net investment income
Class A	$27,809	$29,254
Class T	20,007	21,657
Class B	265	514
Class C	6,079	6,299
Class I	32,540	27,651
Total	$86,700	$85,375
From net realized gain
Class A	$630	$7,669
Class T	458	5,773
Class B	9	206
Class C	167	2,005
Class I	662	6,077
Total	$1,926	$21,730

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2015	2014	2015	2014
Class A
Shares sold	13,637	12,896	$146,591	$140,028
Reinvestment of distributions	2,345	2,878	25,207	31,150
Shares redeemed	(17,660)	(18,099)	(189,628)	(196,563)
Net increase (decrease)	(1,678)	(2,325)	$(17,830)	$(25,385)
Class T
Shares sold	4,987	5,270	$54,065	$57,373
Reinvestment of distributions	1,726	2,245	18,651	24,429
Shares redeemed	(10,408)	(10,414)	(112,520)	(113,473)
Net increase (decrease)	(3,695)	(2,899)	$(39,804)	$(31,671)
Class B
Shares sold	18	72	$200	$769
Reinvestment of distributions	22	54	234	583
Shares redeemed	(488)	(981)	(5,254)	(10,557)
Net increase (decrease)	(448)	(855)	$(4,820)	$(9,205)
Class C
Shares sold	2,655	2,513	$28,533	$27,167
Reinvestment of distributions	472	590	5,065	6,365
Shares redeemed	(3,512)	(3,396)	(37,654)	(36,746)
Net increase (decrease)	(385)	(293)	$(4,056)	$(3,214)
Class I
Shares sold	25,240	24,909	$255,522	$253,746
Reinvestment of distributions	2,884	2,763	29,047	28,115
Shares redeemed	(14,854)	(12,448)	(149,590)	(126,707)
Net increase (decrease)	13,270	15,224	$134,979	$155,154

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Income Opportunities Fund was the owner of record of approximately 15% of the total outstanding shares of the Fund.

12. Litigation.

The Fund, and other entities managed by FMR or its affiliates, became aware in March 2015 that they were named as defendants in a lawsuit originally filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. The parties to the dispute have commenced discovery on the value of remaining, unreleased collateral. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $5,769 received in 2009. The Fund was not previously aware that it had been named as a defendant in this case because, in 2009, the Bankruptcy Court allowed the plaintiffs to refrain from serving any of the defendants other than JPMorgan with notice of the filing of the lawsuit. The Fund will explore all available options for minimizing any loss to the Fund. The Fund will also incur legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor® High Income Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor® High Income Advantage Fund (the Fund), a fund of Fidelity Advisor Series I, including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management, Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor® High Income Advantage Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 18, 2015

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 to October 31, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Expenses Paid During Period-B May 1, 2015 to October 31, 2015
Class A	1.01%
Actual		$1,000.00	$970.20	$5.02
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class T	1.01%
Actual		$1,000.00	$970.50	$5.02
Hypothetical-C		$1,000.00	$1,020.11	$5.14
Class B	1.69%
Actual		$1,000.00	$966.50	$8.38
Hypothetical-C		$1,000.00	$1,016.69	$8.59
Class C	1.77%
Actual		$1,000.00	$966.40	$8.77
Hypothetical-C		$1,000.00	$1,016.28	$9.00
Class I	.80%
Actual		$1,000.00	$970.80	$3.97
Hypothetical-C		$1,000.00	$1,021.17	$4.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.03% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $58,420,704 of distributions paid during the period January 1, 2015 to October 31, 2015 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor High Income Advantage Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor High Income Advantage Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor High Income Advantage Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class T, and Class B ranked below its competitive median for 2014 and the total expense ratio of each of Class C and Class I ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although in some cases above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders;(viii) Fidelity's group fee structures, including the group fee schedule of breakpoints;(ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

HYI-ANN-1215
1.538465.118

Item 2.

Code of Ethics

As of the end of the period, October 31, 2015, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Floating Rate High Income Fund, Fidelity Advisor High Income Advantage Fund, Fidelity Advisor High Income Fund, and Fidelity Advisor Value Fund (the “Funds”):

Services Billed by Deloitte Entities

October 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$144,000	$-	$6,100	$3,300
Fidelity Advisor High Income Advantage Fund	$68,000	$-	$6,400	$1,100
Fidelity Advisor High Income Fund	$57,000	$-	$6,100	$800
Fidelity Advisor Value Fund	$45,000	$-	$6,500	$600

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Floating Rate High Income Fund	$140,000	$-	$5,800	$3,900
Fidelity Advisor High Income Advantage Fund	$65,000	$-	$6,100	$1,000
Fidelity Advisor High Income Fund	$55,000	$-	$5,800	$800
Fidelity Advisor Value Fund	$42,000	$-	$6,100	$600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management

& Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2015A	October 31, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$60,000	$590,000

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2015 A	October 31, 2014 A
Deloitte Entities	$200,000	$1,855,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be

compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 28, 2015

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 28, 2015